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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THOMPSON CREEK METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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THOMPSON CREEK METALS COMPANY INC.
26 West Dry Creek Circle, Suite 810
Littleton, Colorado 80120

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
It is my pleasure to invite you to this year's annual and special meeting of shareholders of Thompson Creek Metals Company Inc., which will be held at the offices of the Company at 26 West Dry Creek Circle, Ground Floor, Littleton, Colorado 80120 on Tuesday, May 13, 2014, at 10:00 a.m. (Mountain Time). The purpose of the annual and special meeting is to:

(1)	Elect the 6 directors named in this proxy statement;

(2)	Approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan;

(3)	Approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan;

(4)	Re-appoint KPMG LLP as our independent registered public accounting firm for the ensuing year and authorize our Board of Directors to fix its remuneration;

(5)	Conduct an advisory vote to approve the compensation of our named executive officers;

(6)	Approve an amendment to our Articles of Continuance to include an advance notice provision with respect to the nomination of directors, as further described in this proxy statement; and

(7)	Transact such other business as may properly come before the meeting or any adjournment thereof.
Our Board of Directors has fixed the close of business on March 17, 2014, as the record date, being the date for the determination of the registered holders of our common shares entitled to receive notice of, and to vote at, the annual and special meeting and any adjournment thereof. Each share of our common stock is entitled to one vote on all matters presented at the annual and special meeting.
Your vote is very important. Whether or not you plan to attend the annual and special meeting, we hope you will vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers" beginning on page 1 of this proxy statement.
If you are unable to attend the annual and special meeting, you will be able to view and listen to the meeting via the Internet. A live audio webcast of the meeting will be available at our website at www.thompsoncreekmetals.com under "Investors—Events Calendar—2014 Annual Meeting of Shareholders Conference Call/Webcast."
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 13, 2014: This proxy statement and our 2013 annual report are available on our website at www.thompsoncreekmetals.com under "Investors—Regulatory Filings—2014 Annual Meeting Materials."
By Order of the Board of Directors,
/s/ Jacques Perron
JACQUES PERRON
Chief Executive Officer

This notice of annual and special meeting and proxy statement and form of proxy are being distributed on or about
April 8, 2014.

i

QUESTIONS AND ANSWERS

2014 Annual and Special Meeting of Shareholders of Thompson Creek Metals Company Inc.
Proxy Materials
1. Why am I receiving these materials?
The Board of Directors (the "Board") of Thompson Creek Metals Company Inc. ("Thompson Creek," the "Company," "we," "us" or "our") has made these materials available to you in connection with Thompson Creek's annual and special meeting of shareholders, which will be held at the offices of the Company at 26 West Dry Creek Circle, Ground Floor, Littleton, Colorado 80120 on Tuesday, May 13, 2014, at 10:00 a.m. (Mountain Time). As a shareholder as of the record date, you are invited to attend the annual and special meeting and to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares.
2. What is included in the proxy materials?
The proxy materials include:
• Our proxy statement for the annual and special meeting of shareholders;
• A proxy card or voting instruction card for the annual and special meeting; and
• Our 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
3. What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the annual and special meeting, the voting process, the Board and committees of the Board, corporate governance matters, the compensation of our directors and certain executive officers for 2013 and other required information.
4. I share an address with another shareholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
Beneficial holders who own their shares through a broker, trustee or other nominee and who share an address with another such beneficial owner are only being sent one set of proxy materials, unless such holders have provided contrary instructions. If you wish to receive a separate copy of these materials, or if you are receiving multiple copies and would like to receive a single copy, please contact us by phone at (303) 762-3526, or by writing to Investor Relations, Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120.
5. How may I obtain additional copies of the proxy materials, the 2013 Annual Report or the Annual Report on Form 10-K for the fiscal year ended December 31, 2013?
All shareholders may request a free copy of the proxy materials or of the 2013 Annual Report, which includes our 2013 Form 10-K, by contacting us by phone at (303) 762-3526, or by writing to Investor Relations, Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120.
Alternatively, shareholders can access our proxy materials and our 2013 annual report on our website at www.thompsoncreekmetals.com under "Investors—Regulatory Filings—2014 Annual Meeting Materials."
Voting Information
6. What items of business will be voted on at the annual and special meeting?
The items of business scheduled to be voted on are:
•     Election of directors (Proposal 1);
• Approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (Proposal 2);
• Approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (Proposal 3);

• Re-appointment of KPMG LLP as our independent registered public accounting firm for the ensuing year and the authorization of our Board to fix KPMG LLP's remuneration (Proposal 4);
• Advisory vote to approve the compensation of our named executive officers (Proposal 5);
• Approval of an amendment to our Articles of Continuance to include an advance notice provision with respect to the nomination of directors, as further described in this proxy statement (Proposal 6); and
• Transaction of such other business as may properly come before the meeting or any adjournment thereof.
7. How does the Board recommend that I vote?
Our Board recommends that you vote FOR each of the nominees for election to the Board (Proposal 1); FOR the approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (Proposal 2); FOR the approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (Proposal 3); FOR the appointment of KPMG LLP as our independent registered public accounting firm for the ensuing year and the authorization of our Board to fix its remuneration (Proposal 4); FOR the approval of the compensation of our named executive officers (Proposal 5); and FOR the approval of an amendment to our Articles of Continuance to include an advance notice provision (Proposal 6).
8. What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most Thompson Creek shareholders hold their shares through a broker, trustee or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:
• Shareholder of record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the "shareholder of record." As the shareholder of record, you have the right to grant your voting proxy directly to Thompson Creek or to a third party, or to vote in person at the meeting.
• Beneficial owner — If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the annual and special meeting. However, because a beneficial owner is not the shareholder of record, you will not be entitled to vote your beneficially-owned shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.
9. What shares can I vote?
Each holder of shares of Thompson Creek common stock issued and outstanding as of the close of business on March 17, 2014, the record date for the annual and special meeting, is entitled to cast one vote per share on all items being voted upon at the annual and special meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee. On the record date, Thompson Creek had 171,762,481 shares of common stock issued and outstanding.
10. How can I vote my shares in person at the annual and special meeting?
Shares held in your name as the shareholder of record may be voted in person at the meeting.
Shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the meeting only if you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
11. How can I vote my shares without attending the annual and special meeting?
You may vote by mail, and you may be able to vote on the Internet, in each case by proxy, all as further described below.
• By mail — In order to vote by mail, you must complete, sign and date the proxy card or voting information card and return it to TMX Equity Transfer Services in the envelope provided, or return it to our principal office at 26 West Dry Creek Circle, Suite 810, Littleton, CO 80120, Attention: Corporate Secretary. The persons named as proxy holders in the proxy card or voting information card are officers and directors of the Company. If you want to appoint some other person to serve as your proxy holder to cast your vote at the meeting, you may do so and the person need not be a shareholder. If you wish to do so, you should insert the other person's name in the blank space provided in the enclosed form of proxy or voting information card. If you return your signed proxy card or voting information card but do not indicate your voting preferences, the persons named in the proxy card or voting information card as proxy holders will vote the shares represented by that proxy as recommended by our Board.
• On the Internet — Instructions are included with the proxy card or voting information card that indicate whether the way your shares are held permits you to vote over the Internet and how to vote using such alternate means.
Each holder of our common stock who does not expect to be present at the annual and special meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the enclosed proxy or voting information card and return it promptly in the enclosed return envelope or vote on the Internet.
12. What is the deadline for voting my shares?
If you hold shares as a shareholder of record, your vote by proxy must be received in each case by 10:00 a.m. (Mountain Time) on May 9, 2014, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of any adjourned meeting.
If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or other nominee.
13. May I change my vote?
Yes. If you are the shareholder of record, you may change your vote by submitting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice to us at our principal office at the address set forth in Question 11 above that you wish to revoke a proxy that has already been submitted at any time up to and including the last business day preceding the day of the annual and special meeting, or by notifying the Chairman of the meeting on the day of the meeting that you wish to revoke a proxy that has already been submitted.
If you are the beneficial owner of shares held through a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee according to the instructions provided by your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending and voting in person.
14. How are votes counted? What is the voting requirement to approve each of the proposals?
Proposal 1.    In the election of directors, you may vote "FOR" each of the nominees, or you may indicate that authority to vote for any nominee is "WITHHELD." The 7 nominees for director receiving the highest number of "FOR" votes cast in person or by proxy at the annual and special meeting will be elected.
In accordance with our Board of Directors' Voting Policy, our Board will nominate for election or re-election as a director in uncontested elections only candidates who agree to tender, promptly following their failure to receive more votes in favor than withheld for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by our Board. In addition, our Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to our Board. If the number of shares "WITHHELD" with respect to an incumbent director exceeds the number of shares voted in favor of that nominee then, under the Board of Directors' Voting Policy, the nominee will be considered not to have received the support of shareholders (even though duly elected as a matter of corporate law). As soon as possible consistent with an orderly transition, but in any event within 90 days, following certification of the shareholder vote, our Board will accept the director's resignation.
Under the rules of the New York Stock Exchange (NYSE), brokers do not have discretionary authority to vote shares with respect to the election of director nominees in an uncontested election without direction from the beneficial owner. Broker non-votes are not counted as votes "FOR" or "WITHHELD" with respect to the election of directors. Therefore, a broker non-vote will have no effect in determining whether Proposal 1 has been approved by the shareholders.
Proposals 2 and 3. You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each of these proposals. The affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of our Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (Proposal 2) and the approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (Proposal 3), meaning the votes cast "FOR" must exceed the votes "AGAINST."
Abstentions are not counted as votes "FOR" or "AGAINST" this proposal. Therefore, an abstention will have no effect in determining whether Proposal 2 or Proposal 3 has been approved by our shareholders.

Under the NYSE rules, brokers do not have discretionary authority to vote shares on these proposals without direction from the beneficial owner. Therefore, a broker non-vote will have no effect in determining whether Proposal 2 or Proposal 3 has been approved by the shareholders.
Proposal 4.    With respect to the proposed appointment of our independent registered public accounting firm, you may vote "FOR" the firm named herein, or you may indicate that your vote is "WITHHELD." The appointment of KPMG LLP as our independent registered public accounting firm for the ensuing year and authorization of our Board to fix its remuneration will be dependent on no other independent registered public accounting firm being put forward at the meeting and receiving more "FOR" votes than KPMG LLP.
Proposal 5.    You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to the approval, on an advisory basis, of the compensation of our named executive officers. The affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal. Abstentions and, if applicable, broker non-votes, are not counted as votes "FOR" or "AGAINST" this proposal. Therefore, an abstention or a broker non-vote will have no effect in determining whether this proposal has been approved by our stockholders. Because your vote on this proposal is advisory, it will not be binding on us, the Board, or the Board's Compensation Committee.
Proposal 6. You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to the approval of an amendment to our Articles of Continuance to include an advance notice provision with respect to the nomination of directors to our board. The affirmative vote of the holders of at least two-thirds of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal. Abstentions and, if applicable, broker non-votes, are not counted as votes "FOR" or "AGAINST" this proposal. Therefore, an abstention or a broker non-vote will have no effect in determining whether this proposal has been approved by our shareholders.
15. Is cumulative voting permitted for the election of directors?
No, you may not cumulate your vote in the election of directors.
16. What happens if additional matters are presented at the annual and special meeting?
Other than the six items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual and special meeting. If you grant a proxy, the directors and officers of the Company named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any nominee named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by the Board.
17. Who will count the votes at the annual and special meeting?
Our Board has appointed TMX Equity Transfer Services, our transfer agent and registrar, to serve as scrutineer to tabulate and certify the votes at the annual and special meeting.
18. Who will bear the cost of soliciting votes for the annual and special meeting?
Thompson Creek is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.
19. Where can I find the voting results of the annual and special meeting?
We intend to announce preliminary voting results at the annual and special meeting and publish the final voting results in a Report of Voting Results to be filed on the Canadian System for Electronic Document Analysis and Retrieval ("SEDAR") and in a Current Report on Form 8-K to be filed with the SEC, each within four business days after the meeting.
20. What if I have questions for Thompson Creek's transfer agent?
Please contact Thompson Creek's transfer agent, at the phone number, mailing address or email address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

TMX Equity Transfer Services
Investor Services Department
200 University Avenue, Suite 300
 Toronto, Ontario  M5H 4H1
(866) 393-4891 (outside of Canada)
(416) 361-0930 (Canada)
investor@equityfinancialtrust.com

Annual and Special Meeting Information
21. How can I attend the annual and special meeting?
You are entitled to attend the annual and special meeting only if you were a Thompson Creek shareholder or joint shareholder as of the close of business on March 17, 2014 or if you hold a valid proxy for the meeting. You must present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record or plan participants on the record date prior to your admission to the meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 17, 2014 or other similar evidence of ownership.
If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual and special meeting.
The meeting will begin promptly at 10:00 a.m. (Mountain Time). Check-in will begin at 9:00 a.m. (Mountain Time), and you should allow sufficient time for the check-in procedures.
If you are unable to attend the annual and special meeting, you will be able to view and listen to the meeting via the Internet. A live audio webcast of the meeting will be available at our website at www.thompsoncreekmetals.com under "Investors—Events Calendar—2014 Annual Meeting of Shareholders Conference Call/Webcast."
22. How many shares must be present or represented to conduct business at the annual and special meeting?
The presence at the meeting of at least two persons, each being a shareholder entitled to vote thereat or a duly appointed proxy for a shareholder so entitled, representing at least 25% of the shares entitled to vote at the meeting, will constitute a quorum. As of March 17, 2014, we had 171,762,481 shares of our common stock outstanding. Therefore, the presence of at least two holders of our common stock or a duly appointed proxy for a shareholder so entitled, representing at least 42,940,621 votes, will be required to establish a quorum. Both abstentions and broker non-votes described above in Question 14 are counted for the purpose of determining the presence of a quorum.
Shareholder Proposals and Director Nominations
23. What is the deadline to propose actions for consideration at next year's annual meeting of shareholders?
If any of our shareholders intends to present a proposal for consideration at the next annual meeting of shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by our Board with respect to such meeting pursuant to Rule 14a-8 under the Exchange Act, such proposal must be received in writing at our offices, 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120, Attention: Corporate Secretary no later than December 9, 2014.
24. How may I recommend or nominate individuals to serve as directors?
You may recommend director candidates for consideration by the Board's Corporate Governance and Nominating Committee. Recommendations should be made in writing, including the candidate's written consent to be nominated and to serve, and sufficient background information on the candidates to enable our Corporate Governance and Nominating Committee to properly assess the candidate's qualifications. Recommendations should be addressed to our Corporate Secretary at our principal office at the address set forth in Question 23 above.
In the event the proposed amendment to our Articles of Continuance to include an advance notice provision with respect to the nomination of directors to our board (Proposal 6) is approved at the annual and special meeting, any shareholder who intends to nominate any person for election as a director of the Company after the effective date of the amendment will be subject to the timing and notice requirements set forth in the advance notice provision. See "Approval of Advance Notice Provision (Proposal 6)" on page 75 for more information.

DIRECTORS AND EXECUTIVE OFFICERS
Directors
The following paragraphs provide information about each of our director nominees and the attributes and skills that led our Board to the conclusion that he or she should serve as a director. We believe that all of our director nominees possess the highest personal and professional ethics, integrity and values. Each director has also demonstrated business acumen and an ability to exercise sound judgment and is committed to representing the long-term interests of our shareholders. Finally, we value our directors' significant experience on other public company boards of directors and board committees.
Information about the number of shares of common stock beneficially owned by each director appears below under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” There are no family relationships among any of our director nominees and executive officers.
Jacques Perron—Chief Executive Officer and Director (52). Mr. Perron has been our Chief Executive Officer and a member of the Board since October 2013. He has worked in the mining industry for almost 30 years and has extensive technical and operations experience. Prior to joining Thompson Creek, Mr. Perron was President and Chief Executive Officer of St Andrew Goldfields Ltd. since 2007. Previous senior management positions include Senior Vice President of Iamgold Corporation from 2006 to 2007 and Vice President, Canada of Cambior Inc. from 2004 to 2006. From 1984 to 2004, Mr. Perron held a variety of increasingly senior management positions with Cameco, Inc., Placer Dome Canada Limited, Breakwater Resources Ltd., Cambior Inc., JS Redpath Ltd. and Noranda Inc. Mr. Perron has also been a director of the Canadian Mineral Industry Education Foundation since 2007. Mr. Perron has a Bachelor of Science degree in Mining Engineering from l'École Polytechnique de Montréal.
We believe Mr. Perron's qualifications to sit on our Board of Directors include his CEO experience leading a publicly-listed mining company, his experience making and executing strategic business decisions at multiple companies and his extensive knowledge of and experience in the mining industry.
Timothy J. Haddon—Chairman (65). Mr. Haddon joined our Board in May 2007, and became our Chairman in October 2013. He had previously served as our Lead Director since December 2007. Mr. Haddon is currently the President, Chief Executive Officer, a director and 50% owner of International Natural Resource Management Co., a private company which invests in and provides consulting services to the mining industry. He has held those positions since 2002. He served as a director of Alacer Gold Corp. (previously named Anatolia Minerals Development Limited), a gold mining company listed on the Toronto and Australian Stock Exchanges, from September 1998 to September 2013 and served as Chairman from May 2003 to February 2011 and again from August 2011 to September 2013. From April 2010 to December 2013, Mr. Haddon served as a director of International Tower Hill Mines Ltd., a mining company listed on the Toronto Stock Exchange (the "TSX"), and from May 2009 to December 2013, he served on the advisory board of Pala Investments AG, a fund focused on investments associated with the mining industry. From August 2006 until September 2007, Mr. Haddon served as a director of NewWest Gold Corporation, and, from October 2005 until May 2007, he served as director of Ascendant Copper Corporation. He has served as a director of publicly traded companies since 1989, and has held the position of CEO at multiple mining companies including Amax Gold Inc., where he served as the President and Chief Executive Officer from 1989 to 1993. Mr. Haddon serves on the Board of Trustees of the Colorado School of Mines, where he obtained a Bachelor of Science in Mining Engineering.
We believe Mr. Haddon's qualifications to sit on our Board of Directors include his CEO experience, his extensive experience as a public company director, his educational training as a mining engineer, and his more than 40 years of experience working in the mining industry with numerous public mining, development and exploration companies.
Denis C. Arsenault—Director (58). Mr. Arsenault joined our Board in May 2005. Mr. Arsenault has served as the Chief Financial Officer of Sulliden Gold Corporation Ltd., a mining company listed on the TSX, since November 2010. He has held a variety of senior financial positions in a range of sectors, including mining and resources, communications, truck trailer manufacturing and life sciences. Mr. Arsenault's experience includes chairing and serving on audit committees, compensation committees, governance committees and other special committees of various public and private companies. Mr. Arsenault currently serves as a member of the boards of directors of the following Canadian mining companies: MBAC Fertilizer Corp. (since 2009) and Stonegate Agricom Ltd. (since 2008). From 2006 to 2013, Mr. Arsenault served on the board of directors of Rockcliff Resources Inc. From 2004 to 2012, Mr. Arsenault served on the board of directors of Alliance Grain Traders Inc. From 2006 to 2009, Mr. Arsenault served as the Chief Financial Officer of Central Sun Mining Inc. (formerly Glencairn Gold Corporation), a Canadian mining company. Prior thereto, from 2001 to 2006, he served as Vice President, Finance and Chief Financial Officer of Orbus Pharma Inc., a Canadian pharmaceutical company. Mr. Arsenault began his career with KPMG in

1981, and he later co-founded Wasserman Arsenault, Chartered Accountants. Mr. Arsenault holds a Bachelor of Commerce from the University of Toronto. Mr. Arsenault is a Chartered Accountant with nearly 30 years of experience.
We believe Mr. Arsenault's qualifications to sit on our Board of Directors include his significant financial and accounting experience, including in the mining industry, and his extensive service on other boards.
Carol T. Banducci—Director (54). Ms. Banducci joined our Board in May 2010. Ms. Banducci is Executive Vice President and Chief Financial Officer of IAMGOLD Corporation. She joined IAMGOLD in July 2007 as Senior Vice President and Chief Financial Officer. She currently oversees all aspects of the finance and investor relations functions and she previously oversaw the information technology function. Ms. Banducci is also the Chairman of the Board of Directors of Niobec Inc, a wholly-owned subsidiary of IAMGOLD and the second largest producer of ferroniobium in the world. IAMGOLD is a mid-tier gold mining company listed on the NYSE and the TSX. From November 2005 through June 2007, Ms. Banducci was Vice President, Financial Operations and a director (from 2006 to 2007) of Royal Group Technologies, where she led comprehensive integration, restructuring and cost improvement initiatives. From January 2009 to August 2010, Ms. Banducci was a director of Euro Resources SA, a French company focused on precious metal royalties listed on the Euronext in Paris. Prior to 2004, Ms. Banducci was Vice President and Chief Financial Officer of Canadian General‑Tower Limited, and held other senior level finance positions with the world's leading suppliers of explosives and blasting technology, including Vice President and Chief Financial Officer of Orica Explosives North America; Vice President, Finance and Information Technology and Chief Financial Officer of ICI Explosives Canada & Latin America; International Controller of ICI International Explosives; and Treasurer of ICI Canada Inc. Ms. Banducci has extensive finance experience in statutory and management reporting, audit, forecasts, capital programs, treasury, tax, acquisitions and divestments, pension fund management, insurance and information technology. She holds a Bachelor of Commerce degree from the University of Toronto.
We believe Ms. Banducci's qualifications to sit on our Board of Directors include her CFO experience, and her more than 20 years of financial management and strategic leadership experience with leading global companies, including other mining companies.
James L. Freer—Director (66). Mr. Freer joined our Board in August 2008. Mr. Freer retired in June 2008 from Ernst & Young LLP, one of the largest global audit and accounting firms, after serving as a Certified Public Accountant in various positions for 38 years, during which time he was the lead audit partner for another publicly-traded mining company. At Ernst & Young, Mr. Freer was Managing Partner of the Pacific Southwest Area (Los Angeles) from 1995 to 2000 and the Northwest Area (Seattle) from 1991 to 1995. From 2000 until his retirement, Mr. Freer was a member of the Ernst & Young Americas Executive Board in New York, which is responsible for governance and strategy, and a member of the Americas Operations Committee. He also served as Americas Vice-Chair with lead responsibility for all aspects of the firm's over 35,000 employees, including compensation, technical and other training, policies, culture, retention and development. Mr. Freer holds a Bachelor of Science in Business Administration from Central Washington University.
We believe Mr. Freer's qualifications to sit on our Board of Directors include his significant financial, accounting and management experience, including his auditing experience in the industry.
James P. Geyer—Director (61). Mr. Geyer joined our Board in May 2007. Mr. Geyer is Vice President North America of Stonegate Agricom Ltd., a TSX- listed mineral development company, and President of its wholly‑owned subsidiary Paris Hills Agricom Inc. Mr. Geyer originally joined Stonegate in September 2010. From February 1997 to August 2010, he was Senior Vice President of Gold Reserve Inc., a publicly-traded gold exploration and development company. He has been a director of Gold Reserve Inc. since February 1997. From 1987 to 1997, he held various management and operations positions with Pegasus Gold Corporation, the latest being Vice President, Operations. From 1975 to 1987, he held various positions with AMAX Inc. Mr. Geyer holds a Bachelor of Science in Mining Engineering from the Colorado School of Mines. Mr. Geyer has 40 years of experience in the mining business.

We believe Mr. Geyer's qualifications to sit on our Board of Directors include his extensive experience in the mining industry and his service as an executive officer and director for publicly-traded mineral development companies.

Thomas J. O'Neil, who has served on our Board since January 2008, will not stand for re-election at the annual meeting, consistent with the Board's retirement policy set forth in our Corporate Governance Guidelines. As such, his service on our Board will cease at the annual meeting. We are extremely grateful to him for his years of service and valuable contribution to our company.

Executive Officers
The following sets forth certain information regarding our executive officers. Information pertaining to Mr. Perron, who is both a director and an executive officer, may be found above under "Directors."
S. Scott Shellhaas—President and Chief Operating Officer (66). Mr. Shellhaas joined the Company as Vice President and Chief Operating Officer in August 2009, and was appointed President in May 2011. He has over 25 years of international executive management and operating experience within the mining industry. From 2008 until he joined the Company, Mr. Shellhaas provided executive management consulting services to natural resource and energy companies. From 2007 to 2008, Mr. Shellhaas was Vice President of Richmond, Virginia-based Imagin Natural Resources, a start-up natural resource company focusing on the acquisition and operation of coal assets. From 2000 to 2007, Mr. Shellhaas was the CEO designate for venture capital development projects involving coal, iron and steel producers within the United States. From 1998 to 2000, he was President of Cyprus Australia Coal Company, a coal producer in Australia, and Chairman and Chief Executive Officer of Oakbridge Proprietary Ltd., an associated coal producing and marketing joint venture and consortium. Mr. Shellhaas' mining career started with Cyprus Amax Minerals Company, where he was a managing attorney from 1982 to 1989. He subsequently served in operating positions, including: President of Cyprus Australia Gold Company (1989‑1991), a gold and copper producer in Australia; President of Cyprus Northshore Mining Company (1991‑1994), an iron ore producer in Minnesota; President of Cyprus Foote Mineral Company (1993‑1996), an international lithium producer operating in Chile and the United States; and President and Chief Operating Officer of Amax Gold Inc. (1996‑1998), a publicly-traded global gold producer. Mr. Shellhaas has a Bachelor of Arts in Economics from the University of North Carolina‑Chapel Hill and a Juris Doctor with Honors from the University of Wyoming School of Law.
Pamela L. Saxton—Executive Vice President and Chief Financial Officer (61). Ms. Saxton joined the Company in August 2008 and became Chief Financial Officer and Vice President, Finance in October 2008. Ms. Saxton was promoted to Executive Vice President and Chief Financial Officer in August 2011. Ms. Saxton has over 30 years of domestic and international finance and accounting experience within and outside the mining industry. Prior to joining the Company, she was Vice President, Finance-U.S. Operations for Franco‑Nevada U.S. Corporation, a mining company, from 2007 to 2008. Prior to joining Franco‑Nevada, Ms. Saxton was Vice President and Chief Financial Officer of NewWest Gold Corporation from 2006 to 2007. From 2004 to 2006, she was Vice President and Controller, Payments Division, of First Data Corporation; from 1994 to 2003, she was Vice President Finance, Corporate Controller and Chief Accounting Officer of J.D. Edwards & Company; and from 1987 to 1994, she was Vice President and Controller of Amax Gold, Inc. and Assistant Controller of Cyprus Amax Minerals Company. Ms. Saxton holds a Bachelor of Science in Accounting from the University of Colorado in Boulder. She is a member and past Chair of the Board of the Colorado Association of Commerce and Industry. She also serves as Trustee for the Viola Vestal Foundation, which provides scholarships to universities primarily for mining programs.
Mark A. Wilson—Executive Vice President and Chief Commercial Officer (59). Mr. Wilson joined the Company in 2005 and became Vice President, Sales and Marketing in 2006. Mr. Wilson was promoted to Executive Vice President and Chief Commercial Officer in August 2011. Mr. Wilson has worked for more than 25 years in the mining industry and has extensive experience in marketing, business development and finance. Prior to joining the Company, he consulted for Climax Molybdenum Company on new product development (2001‑2002) and served as President, Chief Executive Officer and Chief Financial Officer for Goldbelt Resources Ltd., a Canadian public company focused on mineral exploration in Kazakhstan (1996‑1999). From 1981 to 1996, he was employed by Cyprus Amax Minerals Company in increasingly responsible roles including Vice President of Business Development and Manager of Molybdenum Marketing. Mr. Wilson holds a B.S. in Geology and Geophysics from Yale University and a M.A. in Law and Diplomacy from the Fletcher School of Law and Diplomacy.
Wendy Cassity—Vice President, General Counsel and Secretary (39). Ms. Cassity joined the Company as Vice President, General Counsel and Secretary in September 2010. Prior to joining the Company, Ms. Cassity had 10 years of outside counsel experience representing public and private clients both domestic and international. Ms. Cassity served as a consultant in private practice in 2010, as a partner and corporate associate at McDermott, Will & Emery LLP from 2004 to 2009 and as a corporate associate at Cravath, Swaine & Moore LLP from 2000 to 2004. Her areas of expertise include contract structuring and negotiation, securities law, finance and mergers and acquisitions. Ms. Cassity earned her B.A. in English and History from the University of Arizona and her Juris Doctor from the Columbia University School of Law.

CORPORATE GOVERNANCE AND BOARD MATTERS
Role of Our Board of Directors
The mandate of our Board of Directors is to supervise the management of our business and affairs and to act with a view towards our best interests, including managing our assets and promoting growth for the benefit of our shareholders. In discharging its mandate, our Board has the following specific responsibilities, among others:

•
The assignment to the various committees of directors the general responsibility for developing our approach to (i) corporate governance issues; (ii) financial reporting and internal controls; (iii) issues relating to compensation of officers and employees; and (iv) environmental, health and safety issues;

•	Approving disclosure and securities compliance policies, including our communications policies;

•	Evaluating the performance of our Chief Executive Officer and other executives and ensuring successful management succession;

•	Reviewing our strategic planning processes, approving key strategic plans that take into account business opportunities and business risks and monitoring performance against such plans;

•	Approving our policies regarding delegation of responsibility and financial authority;

•	Reviewing and approving corporate objectives and goals applicable to our senior management;

•	Reviewing with senior management major corporate decisions and approving such decisions as they arise;

•	Obtaining periodic reports from senior management on our operations including, without limitation, reports on environment, health and safety matters; and

•	Performing such other functions as prescribed by law or assigned to the Board in our constating documents.
Our Board discharges its responsibilities directly and through its committees, as further discussed below.
A copy of our Corporate Governance Guidelines, which sets out the Board's mandate, its responsibilities and the duties of its members, can be found on our website at www.thompsoncreekmetals.com under "Company — Corporate Governance."
Director Independence
At its meeting on March 20, 2014, the Board determined that the following directors, comprising all of our non-employee directors, are "independent" under the listing standards of the NYSE and the TSX and our Independence Guidelines: Mr. Arsenault, Ms. Banducci, Mr. Freer, Mr. Geyer, Mr. Haddon and Mr. O'Neil. Mr. Perron was determined not to be independent as he is an officer of our Company. In order to assist the Board in making its determinations, the Board has adopted Independence Guidelines as part of our Corporate Governance Guidelines, which are available on Thompson Creek's website at www.thompsoncreekmetals.com under "Company — Corporate Governance." These Independence Guidelines identify, among other things, material business, charitable, familial and other relationships that could interfere with a director's ability to exercise independent judgment. If there is a relationship between us and a director that is not directly addressed by the Independence Guidelines, our Corporate Governance Guidelines provide that the determination regarding whether such director is independent will be made by the other members of our Board who are independent.
To facilitate the functioning of our Board independently of management, we have implemented the following structures and processes:

•	We have an independent Chairman of the Board;

•	There are no current or former members of management on our Board other than Mr. Perron, our Chief Executive Officer;

•	When appropriate, members of management, including our Chief Executive Officer, are not present for the discussion and determination of certain matters at meetings of our Board;

•	Under our Articles of Continuance, any two directors may call a meeting of the Board;

•	Our Chief Executive Officer's compensation is considered, in his absence, by the Compensation Committee at least once a year and approved by our Board in an executive session; and

•	In addition to the standing committees of our Board, independent committees are appointed from time to time, when appropriate.

In the event of Board-level discussions pertaining to a potential transaction, relationship or arrangement involving an organization with which a director is affiliated, that director would be expected to recuse himself or herself from the deliberation and decision-making process.
Board Leadership Structure
Timothy J. Haddon has served as Chairman of our Board since October 2013. Prior to his appointment as Chairman, he served as Lead Director since December 2007. The Board believes that it is in the best interests of our Company and our shareholders to have an independent director lead our Board at this time.
The Chairman of the Board position demands an individual with strong leadership skills and a comprehensive knowledge of our Company. Our Board believes it should appoint the best person for the job in this position, regardless of whether such person is someone who is currently serving, or has previously served, as one of our executive officers. Our Board reaffirms the appointment of our Chairman of the Board on an annual basis.
Our Chairman is designated by the Board to act as a leader of the Board and enhance and protect, with the committees of the Board, the independence of the Board. The Chairman's duties and responsibilities include:
•Presiding at Board meetings;
•Providing leadership to the Board to enhance the Board’s effectiveness, including:

•
Ensuring that the responsibilities of the Board are well understood by both the Board and management, and that the boundaries between Board and management responsibilities are clearly understood and respected to facilitate independent functioning and maintain an effective relationship between the Board and management;

•	Ensuring that the Board works together as a cohesive team with open communication;

•	Ensuring that the resources available to the Board (in particular timely and relevant information) are adequate to support its work;

•	Ensuring that a process is in place by which the effectiveness of the Board and its committees (including size and composition) is assessed at least annually; and

•	Ensuring that a process is in place by which the contribution of individual directors to the effectiveness of the Board and committees is assessed at least annually;

•	Ensuring the proper functioning of the Board as it relates to:

•	Developing agendas for Board meetings;

•
Ensuring that proper procedures are in place to enable the Board to conduct its work effectively and efficiently, including with respect to committee structure and composition, scheduling and management of meetings;

•	Ensuring meetings are appropriate in terms of frequency, length and content;

•	Ensuring that, where functions are delegated to appropriate committees, the functions are carried out and results are reported to the Board;

•	Acting as the primary internal spokesperson for the Board, ensuring that management is aware of concerns of the Board, shareholders, other stakeholders and the public;

•	If requested by shareholders, ensuring that he or she is available, when appropriate, for consultation and direct communication;

•	Ensuring that management strategies, plans and performance are appropriately represented to the Board; and

•
Acting as the primary contact for the Chief Executive Officer with the Board, and working with the Chief Executive Officer to ensure that relationships between the Board and management are conducted in a professional and constructive manner.

Our Board believes that our current leadership structure and composition of our Board protect shareholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management. More than a majority of our current directors are "independent" under NYSE and TSX standards, as more fully described above. The independent directors meet separately in an executive session from our management at each Board meeting and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for Board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our Board and each committee of our Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.
Board Structure and Committee Composition
Our Board currently has 7 directors and the following four standing committees: (1) Audit Committee, (2) Compensation Committee, (3) Corporate Governance and Nominating Committee, and (4) Environment, Health and Safety Committee. In November 2013, the Board split into two separate committees what had previously been a combined Compensation and Governance Committee. Also in November 2013, the Board disbanded what had been a standing Transactions Committee, which committee did not hold any meetings in 2013 or 2012.
As discussed above under "Directors and Executive Officers—Directors," one of our current directors, Thomas O'Neil, will not stand for re-election at the annual meeting, consistent with the Board's retirement policy, so his service on our Board will cease at the annual meeting. Our Board, led by the Corporate Governance and Nominating Committee, has commenced a search for a qualified director candidate to replace Mr. O'Neil.
Each committee of the Board is composed entirely of non-employee directors determined to be "independent" under the listing standards of the NYSE and TSX and our Corporate Governance Guidelines, and each reports directly to our Board. Under their written charters adopted by the Board, each of the committees is authorized and assured of appropriate funding to retain and consult with external advisors, consultants and counsel. All of the committee charters and our Corporate Governance Guidelines are available on Thompson Creek's website at www.thompsoncreekmetals.com under "Company — Corporate Governance."
During 2013, the Board held 7 meetings. We encourage our directors to attend our annual meeting of shareholders. All our our directors attended our 2013 annual meeting of shareholders in person.
In November 2013, Mr. Arsenault was appointed as Chair of our new Compensation Committee. Also in November 2013, Mr. Geyer was appointed as Chair of our new Corporate Governance and Nominating Committee, and Ms. Banducci and Mr. Freer were appointed as members of such committee. At the same time, Mr. Geyer ceased being a member of our Audit Committee.
The following table shows the directors who are currently members or chairmen of each of the standing Board committees and the number of meetings each committee held in 2013:

Name of Director	Audit	Compensation (formerly Compensation and Governance)	Corporate Governance and Nominating	Environment, Health and Safety
Denis Arsenault	Member	Chair
Carol T. Banducci	Member		Member
James L. Freer	Chair		Member
James P. Geyer			Chair	Member
Timothy J. Haddon		Member		Member
Thomas J. O'Neil (not nominated for re-election)		Member		Chair
Jacques Perron

Number of Meetings in 2013	5	4	—	3
During 2013, each of our directors attended 75% or more of the aggregate number of meetings of the Board and Board committees on which he or she served.
Audit Committee
The Audit Committee's primary function is to assist the Board with the oversight of:

•	The integrity of the Company's financial statements;

•	The Company's compliance with legal and regulatory requirements;

•	The independent registered public accounting firm's qualifications and independence; and

•	The performance of the Company's internal audit function and independent registered public accounting firm.
The Audit Committee's primary duties and responsibilities include:

•
Overseeing the engagement of the independent registered public accounting firm, including reviewing and approving the terms of the engagement of the independent registered public accounting firm and pre-approving all permitted non-audit services to be performed by the independent registered public accounting firm;

•	Overseeing attest engagements by the Company of other registered public accounting firms;

•
Overseeing the Company's internal controls and financial risk management, including reviewing and discussing with management and the independent registered public accounting firm our financial risk exposures and assessing the policies and procedures and processes management has implemented to monitor and control such exposures; reviewing with the management, the independent registered public accounting firm and our internal audit department the adequacy and effectiveness of our internal control over financial reporting and disclosure controls and procedures; and approving the appointment of the head of our internal audit function or the contractor filling this role and receiving reports periodically from the head of the internal audit function; and

•	Overseeing the Company's financial reporting and auditing.
The Audit Committee has appointed an outside consulting firm to fulfill the Company's internal audit function. This firm reports directly to the Audit Committee.
The Board has determined that each of Mr. Arsenault, Mr. Freer and Ms. Banducci is independent within the meaning of the NYSE standards of independence for directors and audit committee members and has satisfied the NYSE financial literacy requirements. The Board has also determined that each of Mr. Arsenault, Mr. Freer and Ms. Banducci is an "audit committee financial expert" as defined by the SEC rules.
The report of the Audit Committee is set forth below in the section titled "Audit Committee Report".
Compensation Committee
The Compensation Committee's primary duties and responsibilities include:

•
Reviewing, approving and recommending to the Board the base salary, bonus, equity and other benefits for, and any change of control packages for, our Chief Executive Officer and the other members of the senior management team;

•	Reviewing and making recommendations to the Board upon the recommendation of management with respect to the Company's overall compensation benefits philosophies and programs for employees;

•	Annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the other members of the senior management team;

•	Reviewing and making recommendations to the Board with respect to the implementation or variation of equity plans and benefits plans;

•	Administering our compensation plans, including equity plans;

•	Reviewing and recommending to our Board the compensation of our Board, including annual retainers, meeting fees, equity awards and other benefits conferred upon our Board;

•
Researching and identifying trends in employment benefits, establishing and periodically reviewing our policies in the area of management benefits and perquisites, and providing periodic reports to our Board on compensation matters;

•	Preparing the report on executive compensation, including the Compensation Discussion and Analysis, included on an annual basis in our proxy statement;

•	Reviewing and reporting on risks arising from our compensation policies and practices; and

•	Overseeing all matters relating to shareholder approval of executive compensation, including the frequency of such votes.
In 2013, the Compensation Committee utilized Mercer (US) Inc. ("Mercer"), an international executive compensation firm, as its independent executive compensation consultant. Mercer was engaged directly by the Compensation Committee and neither Mercer nor its affiliates provided any other services to the Company or our executive officers. The Committee assessed whether any conflicts of interest existed between Mercer and the Company or any of the members of the Committee and determined that there were none. A representative of Mercer attended meetings of the Compensation Committee in 2013 and made recommendations to the Committee with respect to the determination of an appropriate peer group, how the Committee should position its compensation in relation to these peers, optimum compensation mix, and proposed allocations among fixed and variable, and long-term and short-term, compensation. In addition, Mercer provided advice regarding the design of the Amended and Restated 2010 Long-Term Incentive Plan and the Amended and Restated 2010 Employee Stock Purchase Plan for which shareholder approval is being solicited in this proxy statement. The Compensation Committee considered the information presented by Mercer, but all decisions regarding the compensation of our executive officers were made by the Committee independent of Mercer. The Compensation Committee periodically seeks input from Mercer on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. Mercer also provides general observations on the Company's compensation program.
Our Compensation Committee is comprised entirely of non-employee directors as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or any successor provision, and "outside directors," as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, or the Code, or any successor provision, and all of the members of the Committee are "independent" under the listing standards of the NYSE.
Compensation Committee Interlocks and Insider Participation
None of our Compensation Committee members (i) has ever been an officer or employee of our Company, (ii) is or was a participant in a related person transaction in 2013 (see the section below entitled "Related Person Transactions" for a description of our policy on related person transactions) or (iii) is an executive officer of another entity at which one of our executive officers serves on the board of directors.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee's primary duties and responsibilities include:

•	Assessing, at least annually, the effectiveness of our Board as a whole, the committees of our Board and the contribution of individual members;

•	Overseeing and assessing our Company's governance;

•	Overseeing the process of nominations for appointment to our Board, including shareholder nominations;

•	Orientating new directors;

•	Overseeing the evaluation of the Board and management;

•	Approving related person transactions; and

•	Overseeing all matters relating to shareholder approval of executive compensation, including the frequency of such votes.
The Committee is comprised entirely of independent directors, as defined under applicable stock exchange requirements.
Environment, Health and Safety Committee
Our Environment, Health and Safety Committee is charged with assisting our Board in its oversight of environment, health and safety matters, including overseeing the development and implementation of appropriate policies, procedures and practices relating to environment, health and safety matters and reviewing the performance of the Company with respect to such matters. In particular, our Environment, Health and Safety Committee's authorities and responsibilities include:

•	Reviewing and approving management's development and implementation of policies and standards in the areas of environment, health and safety;

•	Soliciting and reviewing periodic reports from management on our performance in the areas of environment, health and safety;

•	Reviewing and discussing the results of the Company's goals, programs, policies and practices with respect to sustainability;

•
Reviewing the Company's communication practices with employees, consultants and contractors concerning the importance of developing a culture of environmental responsibility and an awareness of the importance of health and safety;

•	Monitoring compliance with regulatory requirements and reviewing any significant non-compliance issues;

•	Reviewing the Company's audit plans in the areas of environment, health and safety and reviewing periodic status reports on such audits and recommendations therein;

•	Making periodic visits to our operating sites to observe practices and discuss issues in the areas of environment, health and safety;

•	Reviewing the qualifications of staff in leadership positions in the areas of environmental, health and safety, and meeting privately with such staff periodically;

•	Monitoring evolving laws and regulations in the areas of environment, health and safety;

•	Reporting on the Committee's findings in the above areas to the Board on a regular basis.
Special Committees
The Board also has the authority to appoint such additional committees as it may from time-to-time determine. In November 2012, the Board appointed a CEO search committee to identify suitable candidates to succeed Kevin Loughrey as our CEO. Such committee was comprised of three independent directors. The committee met a number of times in late 2012 and during 2013 in connection with the search that culminated in the hiring of Mr. Perron to be our new CEO effective in October 2013.
Executive Sessions
During 2013, the independent directors met in executive sessions without members of management at each of their regularly-scheduled Board meetings. Each session was chaired by Mr. Haddon, as Lead Director for the portion of the year prior to his appointment as Chairman, and as Chairman thereafter. During 2013, each of the Audit, Compensation and Governance, and Environment, Health and Safety Committee met in executive sessions without members of management present at each of their regularly-scheduled meetings. Any independent director may request that an additional executive session be scheduled.
Voting at Meeting
Pursuant to our charter, matters to be voted on at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, our Chairman does not have a second or casting vote.
Board Assessments
Our Board self-evaluates its effectiveness and functioning on an annual basis. Evaluation questionnaires are completed and returned to the Chairman. The Chairman reviews the completed questionnaires, discusses the comments with the directors and reports to our Corporate Governance and Nominating Committee and our Board on the evaluation process and the comments received in such questionnaires. These questionnaires are used to assess the effectiveness of our Board, the Chairman, the committees of our Board of Directors and the individual directors and to recommend any improvements in our Board and committee procedures. In addition, each standing committee annually self-evaluates its effectiveness via evaluation questionnaires that are completed by the committee members, collated by the Corporate Secretary, and reviewed and discussed by each committee and by the Corporate Governance and Nominating Committee.
Orientation and Continuing Education
Our Corporate Governance and Nominating Committee is responsible for ensuring that new directors are provided with an orientation and education program which includes written information about the duties and obligations of directors, our business and operations, documents from recent Board and committee meetings, and opportunities for meetings and discussion with senior management and other directors.
Our Board recognizes the importance of ongoing director education and the need for each director to take personal responsibility for this process. To facilitate ongoing education of our directors, our Board or our Corporate Governance and Nominating Committee, with the assistance of senior management, will: (i) periodically canvas the directors to determine their training and education needs and interests; (ii) arrange ongoing visitation by directors to our facilities and operations; (iii) arrange the funding for the attendance of directors at seminars or conferences of interest and relevance to their position as a director of our Company; and (iv) encourage and facilitate presentations by outside experts to our Board or committees on matters of particular importance or emerging significance.
Board of Directors' Role in Risk Oversight
Management of risk is the direct responsibility of our Chief Executive Officer and senior leadership team. Our Board has oversight responsibility, focusing on the adequacy of our risk mitigation processes and efforts. The Board administers its risk oversight function by regularly reviewing with management the risks inherent to our business and to our business strategy, their potential impacts on us, and our risk management decisions, practices, and activities (both short-term and long-term). In addition to an ongoing compliance program, the Board encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations.
While the Board has primary responsibility for overseeing risk management, each of the Board committees also considers risk within its area of responsibility. The Audit Committee regularly reviews and discusses with management, the independent auditor and the internal audit function the Company's financial risk exposures, and assesses the policies and processes management has implemented to monitor and control such exposures. The Compensation Committee assists in the oversight of risks related to human capital. The Compensation Committee regularly reviews and discusses such risks with management, including executive compensation risks, risks relating to compensation of employees generally, management succession risk and risks relating to the recruitment and retention of employees. The Environment, Health and Safety Committee assists in the oversight of risks relating to the environment, health and safety. The Environment, Health and Safety Committee reviews and discusses such risks with management and site personnel on a regular basis.
Compensation Risk Assessment
As part of its oversight of our compensation programs, our Compensation Committee analyzes the impact of our compensation processes, policies and programs on our risk profile. In 2013, our Compensation Committee (then our Compensation and Governance Committee) reviewed our material compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of risk taking, to determine whether they encourage unnecessary or excessive risk taking. The Committee determined that our compensation programs and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Overall, we believe that our programs generally contain a balance of fixed and variable features and short- and long-term incentives, as well as reasonable metrics and performance-based goals. We believe that these factors, combined with effective management oversight, operate to mitigate risk and reduce the likelihood of employees engaging in excessive risk-taking behavior with respect to the compensation-related aspects of their jobs. See the section below entitled "Executive Compensation — Compensation Discussion and Analysis — Other Aspects of Our Compensation Program — Risk Management Considerations" for more details regarding the Committee's analysis of how our executive compensation program is designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk.
Nomination of Directors
Our Corporate Governance and Nominating Committee is responsible for identifying, evaluating and recruiting nominees for director. The Committee, in consultation with the Chairman, regulatory assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, shareholders or other persons.
The process by which our Corporate Governance and Nominating Committee anticipates that it will identify and evaluate new candidates is through the development of a long-term plan for Board composition that takes into consideration the following: (i) the independence of each director; (ii) the competencies and skills our Board, as a whole, should possess, such as financial literacy, integrity and accountability; mining industry experience; the ability to engage in informed judgment; excellent governance, strategic business development, and communications skills; and the ability to work effectively as a team; (iii) the current strengths, skills and experience represented by each director, as well as each director's personality and other qualities as they affect Board dynamics; and (iv) the strategic direction of our Company. In addition, our Board has specified that the value of diversity on our Board should be considered by our Corporate Governance and Nominating Committee in the director identification and nomination process. We seek nominees with a broad diversity of experience, professions, background, skills and personal characteristics. Our Corporate Governance and Nominating Committee may also, from time to time, identify particular characteristics to look for in a candidate in order to balance the skills and characteristics of our Board. Our Corporate Governance and Nominating Committee may modify these criteria, from time to time, and adopt special criteria to attract exceptional candidates to meet our specific needs.
Our Corporate Governance and Nominating Committee will consider recommendations from shareholders of potential candidates for nomination as director. Recommendations should be made in writing, include the candidate's written consent to be nominated and to serve, and provide sufficient background information on the candidate to enable our Corporate Governance and Nominating Committee to properly assess the candidate's qualifications. Recommendations should be addressed to our Corporate Secretary at our principal office. The process for evaluating potential candidates recommended by shareholders and derived from other sources is substantially the same.
Board Policy Regarding Voting for Directors
Pursuant to our Board of Directors' Voting Policy, our Board will nominate for election or re-election as a director in uncontested elections only candidates who agree to tender, promptly following their failure to receive the required vote for election or re-election at the next meeting at which they would face election or re-election, an irrevocable resignation that will be effective upon acceptance by our Board. In addition, our Board will fill director vacancies and new directorships only with candidates who agree to tender the same form of resignation, promptly following their appointment to our Board.
If the number of votes "WITHHELD" with respect to an incumbent director exceeds the number of shares voted "FOR" that nominee, then, under the Board of Directors' Voting Policy, the nominee will be considered not to have received the support of shareholders (even though duly elected as a matter of corporate law). As soon as possible consistent with an orderly transition, but in any event within 90 days, following certification of the shareholder vote, our Board will accept the director's resignation.
Subject to any corporate law restrictions, the Board may leave the resultant vacancy unfilled until the next annual meeting of shareholders. It may also fill the vacancy through the appointment of a new director or it may call a special meeting of shareholders at which there will be presented nominee(s) to fill the vacant position or positions.
The Board of Directors' Voting Policy does not apply in the case of a contested election (where nominees other than the slate supported by the Board have been proposed).
Corporate Governance Materials
We spend a considerable amount of time and effort reviewing and enhancing our corporate governance policies and practices. This includes comparing our current policies and practices to policies and practices suggested by authorities active in corporate governance and the policies and practices of other public companies. Based upon this review, we periodically adopt certain changes that our Board believes are the best corporate governance policies and practices for us. We also adopt changes, as appropriate, to comply with any rule changes made by the SEC, the NYSE, the TSX and applicable Canadian regulatory authorities. We believe that our current policies and procedures form the foundation for an open relationship among colleagues that contributes to good business conduct, as well as the high integrity level of our employees.
We have adopted a Code of Conduct and Ethics (the "Code of Ethics") for our directors, officers and employees. The Code of Ethics is intended to document the principles of conduct and ethics to be followed by our Company and our employees, officers and directors. Its purpose is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest. Our Board has responsibility for monitoring compliance with the Code of Ethics by ensuring all directors, officers and employees receive and become thoroughly familiar with the Code of Ethics and acknowledge their support and understanding of the Code of Ethics. We encourage our employees to report any non-compliance with the Code of Ethics to a supervisor, designated management representatives, our General Counsel or the Chairman of our Audit Committee. We have also established a telephone hotline and a website portal through which our employees may report non-compliance with our Code of Ethics on a confidential and anonymous basis, as described in more detail below. A copy of the Code of Ethics may be accessed on our website at www.thompsoncreekmetals.com under "Corporate — Corporate Governance — Code of Conduct and Ethics." We will disclose any future amendments to, or waivers from, certain provisions of our Code of Ethics on our website following such amendment or waiver.
We have adopted a whistleblower policy which allows our directors, officers and employees who feel that a violation of the Code of Ethics has occurred, or who have concerns regarding financial statement disclosure issues, accounting, internal accounting controls, auditing or other matters, to report such violation or concerns on a confidential and anonymous basis via a dedicated telephone hotline or website portal to an independent reporting firm. All complaints or reports to such independent reporting firm are forwarded to the Chairman of the Audit Committee and the General Counsel of the Company. Such reporting may also be made to the Chairman of our Audit Committee in writing. Once received, our Audit Committee investigates each matter so reported and takes corrective and disciplinary action, if appropriate.
Shareholders can view our Corporate Governance Guidelines, the Charters of each of our standing Board committees and our Code of Ethics on our website at www.thompsoncreekmetals.com under "Company — Corporate Governance." Any shareholder may also obtain a printed copy of these documents, as well as copies of our constating documents, without charge upon request to the Corporate Secretary at our principal address.
Communication with the Board
Shareholders, employees and other interested parties may contact the Board, our independent directors as a group, or any of our Directors (including the Chairman of the Board) by writing to them care of Corporate Secretary, Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120. The Corporate Secretary will review all such correspondence, organize it for review by the Board or individual directors, as appropriate, and forward it to the full Board or to individual directors, as appropriate. Certain items that are unrelated to the Board's duties may not be forwarded to the Board.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES
2013 Director Compensation
The table below summarizes the compensation earned by each of our directors for the fiscal year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)	Total ($)
Denis C. Arsenault(4)	85,613	56,012	141,625
Carol T. Banducci(5)	78,304	56,012	134,316
James L. Freer(6)	124,500	56,012	180,512
James P. Geyer(7)	104,000	56,012	160,012
Timothy J. Haddon(8)	126,000	56,012	182,012
Thomas J. O'Neil(9)	131,000	56,012	187,012
_______________________________________________________________________________

(1)	Includes fees for board service earned in the fourth quarter of 2012 and paid in 2013.

(2)	For Mr. Arsenault and Ms. Banducci, these amounts were converted from CDN$ using an exchange rate of of C$1.03/US$0.97

(3)
These amounts do not represent the amounts actually paid to or realized by the directors for these awards during fiscal year 2013. These amounts represent the grant date fair value of awards of restricted shares units made in 2013 computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2012. A discussion of the assumptions used in calculating the award values may be found in Note 15 to our 2013 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC.

(4)	As of December 31, 2013, Mr. Arsenault held options to purchase 37,500 shares of our common stock and 19,025 RSUs.

(5)	As of December 31, 2013, Ms. Banducci held options to purchase 50,000 shares of our common stock and 19,025 RSUs.

(6)	As of December 31, 2013, Mr. Freer held options to purchase 79,375 shares of our common stock and 19,025 RSUs.

(7)
As of December 31, 2013, Mr. Geyer held options to purchase 79,375 shares of our common stock and 19,025 RSUs. Mr. Geyer elected to defer the vesting of all RSUs awarded to him in 2013 until his service on the Board terminates.

(8)
As of December 31, 2013, Mr. Haddon held options to purchase 89,375 shares of our common stock and 21,025 RSUs. Mr. Haddon elected to defer all of his fees earned for service in 2013 (a total of $134,250) and the vesting of all RSUs awarded to him in 2013 until his service on the Board terminates. The fees deferred by Mr. Haddon will earn interest annually at the Wall Street Journal Prime Rate plus 1%.

(9)	As of December 31, 2013, Mr. O'Neil held options to purchase 79,375 shares of our common stock and 19,025 RSUs.
The Board and the Compensation Committee annually review the adequacy and form of our directors' compensation. For 2013, each of our non-employee directors received an annual retainer fee of $60,000, and meeting fees of $1,500 per Board or Board committee meeting attended. The Chairman of the Audit Committee received an additional retainer of $25,000 for the year, and the Chairmen of the Compensation and Governance Committee and the Environment, Health and Safety Committee each received an additional retainer of $7,000 for the year. Our Lead Director received an annual retainer of $35,000. All directors' fees are paid quarterly in arrears. The Board also authorizes the payment of compensation to directors in connection with their service on special committees of the Board from time to time.
Effective October 1, 2013, our Board authorized the payment of an annual retainer fee to our Chairman of the Board of $80,000, and eliminated the Lead Director retainer. Effective January 1, 2014, each of our non-employee directors is entitled to receive an annual retainer fee of $40,000, and meeting fees of $1,500 per Board or Board committee meeting attended. The Chairman of the Audit Committee is entitled to receive an additional retainer of $25,000 for the year, the Chairman of the Compensation Committee is entitled to receive an additional retainer of $12,000 for the year, and the Chairmen of the Corporate Governance and Nominating Committee and the Environment, Health and Safety Committee are each entitled to receive an additional retainer of $8,000 for the year. All such directors' fees are to be paid quarterly in arrears.
Each of our non-employee directors received a grant of stock options when he or she became a director, and beginning in 2010 and in each year thereafter, each received a grant of restricted stock units. In 2013, each non-employee director received a grant of restricted stock units valued at approximately $65,000. In 2014, each such director received a grant of restricted stock units valued at approximately $85,000. The Board made the determination to decrease the amount of the directors' annual cash retainer by $20,000 and to increase the value of the annual grant of restricted stock units by a like amount beginning in 2014 in order to conserve Company cash and to further align the interests of our directors with our shareholders by increasing the directors' ownership of shares in the Company.
Each of our directors is entitled to reimbursement by us for all reasonable travel expenses incurred in connection with Board or Board committee meetings.
Directors who are also our employees or employees of any of our affiliates do not receive any compensation for their services as a director. Accordingly, Mr. Perron is not compensated for his service as a director, and Mr. Loughrey was not compensated for his service as a director during his tenure as our Chief Executive Officer.
Non-Employee Director Stock Ownership Guidelines
Under our stock ownership guidelines, each non-employee director is required to accumulate, within five years of election to the Board, shares of our common stock equal in value to at least three times the amount of his or her annual cash retainer. Unvested restricted stock units count towards satisfaction of these minimum ownership requirements, but unexercised stock options and unvested performance share units do not. As of March 17, 2014, each of our directors was in compliance with our stock ownership guidelines. Please see the section below entitled "Executive Compensation — Stock Ownership Guidelines" below for a description of the stock ownership guidelines that apply to our executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The following table sets forth information concerning the beneficial ownership of our common stock by (a) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock, (b) our directors, (c) our named executive officers, and (d) all of our directors and executive officers as a group, in each case as of March 17, 2014. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. For purposes of calculating the percentage of our common stock beneficially owned, the number of shares of our common stock includes 171,762,481 shares of our common stock outstanding as of March 17, 2014. Unless otherwise noted, the address of all persons listed below is c/o Thompson Creek Metals Company Inc., 26 West Dry Creek Circle, Suite 810, Littleton, Colorado 80120.

Name	Shares Beneficially Owned(1)	Percent
Greater than 5% Beneficial Owners:
Goldcorp Inc. (2)	14,607,294	8.50%
Letko, Brosseau & Associates Inc. (3)	14,327,699	8.34%
Mackenzie Financial Corporation (4)	10,810,262	6.29%
Kevin Douglas (5)	12,011,855	6.99%
Hüseyin Öner (6)	9,012,931	5.25%
Directors and Named Executive Officers:
Jacques Perron	—	*
Timothy J. Haddon (7)	159,745	*
Denis C. Arsenault (8)	158,701	*
Carol T. Banducci (9)	89,917	*
James L. Freer (10)	131,184	*
James P. Geyer (11)	132,684	*
Thomas J. O'Neil (12)	124,600	*
Pamela L. Saxton (13)	120,117	*
S. Scott Shellhaas (14)	303,792	*
Mark A. Wilson (15)	126,602	*
Wendy Cassity (16)	63,221	*
All executive officers and directors as a group (11 persons) (17)	1,410,563	0.8%
_______________________________________________________________________________
* Less than 1%.

(1)	Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.

(2)	Based solely on information included in a Schedule 13G filed with the SEC on February 2, 2012. The address of Goldcorp Inc. is 666 Burrard St., Suite 3400, Vancouver, British Columbia V6C 2X8 Canada.

(3)
Based solely on information as of December 31, 2013 included in a Schedule 13G filed with the SEC on February 14, 2014, as amended. The address of Letko, Brosseau & Associates Inc. 1800 McGill College Avenue, Ste. 2520, Montreal, Quebec H3A 3J6.

(4)
Based solely on information as of December 31, 2013 included in a Schedule 13G filed with the SEC on February 5, 2014. The address of Mackenzie Financial Corporation is 180 Queen Street West, Toronto, Ontario M5V 3K1.

(5)	Based solely on information included in a Schedule 13G/A filed with the SEC on February 14, 2013. The address of Kevin Douglas is 125 E. Sir Francis Drake Blvd., Ste. 400, Larkspur, CA 94939.

(6)
Based solely on information included in a Schedule 13G filed with the SEC on October 18, 2013. The address of Hüseyin Öner is c/o Marmara Metal Mamülleri Tic. A.Ş., İstasyon Mah. E-5 Üstü, Fatih Otağı Sok. Ernak Garajı Yanı, 34940 Tuzla, İstanbul, Turkey.

(7)	Shares beneficially owned include 89,375 exercisable stock options and 4,000 restricted stock units vesting within 60 days of March 17, 2014.

(8)
Shares beneficially owned include 53,000 shares held in Mr. Arsenault's Registered Retirement Savings Plan (RRSP), 2,940 shares held by his spouse, 5,900 shares held by his spouse's RRSP, 37,500 exercisable stock options and 2,000 restricted stock units vesting within 60 days of March 17, 2014. Mr. Arsenault's spouse has sole voting and investment power with respect to the shares she owns directly and in her RRSP. Mr. Arsenault disclaims beneficial ownership of the shares held by his spouse and his spouse's RRSP.

(9)	Shares beneficially owned include 50,000 exercisable stock options and 2,000 restricted stock units vesting within 60 days of March 17, 2014.

(10)	Shares beneficially owned include 79,375 exercisable stock options and 2,000 restricted stock units vesting within 60 days of March 17, 2014.

(11)	Shares beneficially owned include 79,375 exercisable stock options and 2,000 restricted stock units vesting within 60 days of March 17, 2014.

(12)
Shares beneficially owned include 2,000 shares held in a family trust with respect to which Mr. O'Neil controls the voting power, 79,375 exercisable stock options and 2,000 restricted stock units vesting within 60 days of March 17, 2014.

(13)	Shares beneficially owned include 105,000 exercisable stock options.

(14)	Shares beneficially owned include 285,000 exercisable stock options.

(15)
Shares beneficially owned include 15,000 shares held in IRA accounts controlled by Mr. Wilson, 200 shares held by his spouse, 300 shares held by his spouse's IRA and 80,000 exercisable stock options. Mr. Wilson's spouse has sole voting and investment power with respect to the shares she owns directly and in her IRA. Mr. Wilson disclaims beneficial ownership of the shares held by his spouse and in his spouse's IRA.

(16)	Shares beneficially owned include 43,000 exercisable stock options.

(17)	Shares beneficially owned include 928,000 stock options and 14,000 restricted stock units vesting within 60 days of March 17, 2014.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that during 2013, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% shareholders were timely filed.

RELATED PERSON TRANSACTIONS
Related Person Transaction Policies and Procedures
Our Board of Directors has adopted a written policy for approval of any transaction or series of transactions exceeding $120,000 between the Company and our directors, executive officers, beneficial owners of more than 5% of our common stock, and their respective immediate family members (each, a "related person").
The policy provides that the Corporate Governance and Nominating Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the Corporate Governance and Nominating Committee determines whether the transaction is in the best interests of the Company. In making that determination, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate:
• The extent of the related person's interest in the transaction;
• Whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;
• The benefits to the Company;
• The impact or potential impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, 10% shareholder or executive officer;
• The availability of other sources for comparable products or services; and
• The terms of the transaction.
In the event Company management determines that it is impractical or undesirable to wait until a meeting of the Corporate Governance and Nominating Committee to consummate a related person transaction, the Chair of the Corporate Governance and Nominating Committee may approve such transaction in accordance with the policy (or, if the transaction relates to the Chair of the Corporate Governance and Nominating Committee, the Chair of the Audit Committee). A summary of any transactions so pre-approved is provided to the full Committee for its review at its next regularly scheduled meeting.
The Corporate Governance and Nominating Committee has adopted standing pre-approvals under the policy for the following transactions, even if the amount involved will exceed $120,000:
• Executive officer compensation;
• Director compensation;
• Transactions with another company where the related person's relationship is only as a non-executive employee, director, or beneficial holder of less than 10% of the other company's shares, and the transaction does not exceed the greater of $500,000 or 2% of the other company's annual revenues;
• Contributions by the Company to charitable organizations where the related person is an non-executive employee or director and the contribution does not exceed the lesser of $500,000 or 2% of the charitable organization's annual receipts;
• Transactions where the related person's only interest is as a holder of Company stock and all holders received proportional benefits (such as the payment of regular quarterly dividends); and
• Transactions involving competitive bids.
A summary of any new transaction covered by the standing pre-approvals described above is provided to the Corporate Governance and Nominating Committee for its review at its next regularly scheduled meeting.
Related Person Transactions
During 2013, there were no transactions between the Company and any related persons in which the amount involved exceeded $120,000, and there are no such transactions currently proposed.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis ("CD&A") is designed to provide our shareholders with an understanding of our executive compensation program and to discuss the compensation earned in 2013 by our named executive officers. Our current named executive officers include our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers. Under applicable SEC rules, our named executive officers for 2013 also included Kevin Loughrey, our former Chairman and Chief Executive Officer. For 2013, our named executive officers were:

•	Jacques Perron, Chief Executive Officer and Director;

•	S. Scott Shellhaas, President and Chief Operating Officer;

•	Pamela L. Saxton, Executive Vice President and Chief Financial Officer;

•	Mark A. Wilson, Executive Vice President and Chief Commercial Officer;

•	Wendy Cassity, Vice President, General Counsel and Secretary; and

•	Kevin Loughrey, former Chairman and Chief Executive Officer.

EXECUTIVE SUMMARY
2013 Highlights
2013 was a critical year for the Company which brought major changes to our executive leadership, our Board and Committee composition and our operations, most notably, the completion of the construction and development of our Mt. Milligan Mine. Highlights of 2013, discussed in greater detail below, include:

•
Following our last annual shareholders' meeting, we conducted an extensive effort to engage our shareholders with respect to our compensation program and continued to revise our program based on this feedback, described below under "Response to Say on Pay."

•	In October 2013, Jacques Perron joined the Company as our new Chief Executive Officer.

•	The Committee made significant changes to our Chief Executive Officer compensation, described below under "New CEO Pay," and reaffirmed our commitment to performance-based compensation.

•	In October 2013, we split the CEO and Chairman roles on the Board and appointed Timothy Haddon as the new, independent, Chairman of the Board.

•	In November 2013, Denis Arsenault became the Chairman of the Compensation Committee, replacing Timothy Haddon.

•
In November 2013, the Board split the Compensation and Governance Committee into two committees, namely the Compensation Committee and the Corporate Governance and Nominating Committee, enabling even greater focus by our new Compensation Committee on executive compensation matters and increased focus on governance matters by our new Corporate Governance and Nominating Committee.

•	In the third quarter of 2013, we began the commissioning and start-up phase of our Mt. Milligan Mine and reached commercial production as of February 18, 2014.
Key Features of our 2013 Executive Compensation Program
Our executive compensation program reflects our commitment to (1) retain and attract highly-qualified executives, (2) motivate our executives to achieve our overall business objectives, (3) reward performance and (4) align the interests of our executives with our shareholders. Thus, our executive compensation program:

•
Ties a significant portion of each executive's compensation to Company performance by linking incentive cash bonuses and the vesting of long-term incentive awards to pre-established and objective Company performance goals approved early in the year by the Committee and full Board.

•	Aligns the interests of our executives with those of our shareholders by making stock-based incentives a central component of compensation coupled with meaningful stock ownership requirements.

•	Establishes a balanced incentive program by providing awards with both upside opportunity for exceptional performance and downside risk for underperformance.

•	Authorizes recovery or clawback of compensation in certain circumstances where restatement of our financial results is required.

•	Does not provide for tax "gross-up" payments (other than in connection with a business-related relocation).

•	Prohibits hedging and pledging of Company stock.
Response to Say on Pay - Shareholder Outreach and Compensation Program Changes
Since “say-on pay” was enacted in 2011, we have received mixed results in our “say-on-pay” votes. At our 2011 annual shareholder meeting, approximately 64% of the votes cast voted in favor of our executive compensation program. In 2012, votes cast in favor of our executive compensation program increased to 96%. In 2013, however, shareholder support for our executive compensation program decreased to 63%. While each year we have received majority support for our named executive officer compensation, our 2011 and 2013 results were below what we deem satisfactory.
In the period following our 2011 annual shareholders' meeting, we met with our shareholders to identify the areas of concern evidenced by our say-on-pay vote in 2011. The Committee then worked to revise our compensation program in response to these concerns and to further align executive compensation with Company performance. As a result, we made the following changes to our executive compensation program in late 2011 and early 2012:

•
Revised our form of executive employment agreement for future executives to include a finite term, provide for double trigger payout on change-in-control (rather than a modified single-trigger) and reduce severance and change-in-control payments from 36 to 24 months for the Chief Executive Officer and from 24 to 12 months for all other executives. The revised form also eliminates an additional severance payment (defined as four weeks' base salary multiplied by the number of years the executive has been employed by the Company) payable upon certain termination events. All executive employment agreements entered into since 2012 contain these revised terms;

•	Changed the performance metrics for our 2012 and 2013 PSU awards from stock price targets to targets based on total shareholder return relative to the Russell 2000 and replacement of reserves;

•	Moved from ratable to cliff-vesting for PSUs granted to executives;

•
Revised our incentive cash bonus plan, tying 80% of the our CEO's 2012 and 2013 incentive cash bonus to a number of equally weighted performance metrics and 20% to individual performance (relative weighting of 60%/40% for the other named executive officers);

•	Altered the mix of equity based incentive compensation for executives to include both PSUs and RSUs; and

•	Adopted stock ownership guidelines.
Following the implementation of these changes, we received overwhelming shareholder approval of our executive compensation program in our 2012 say-on-pay vote. Our much lower say-on-pay results in 2013, however, indicated that our shareholders still had concerns with our executive compensation program. As a result, we again reached out to a number of our shareholders to discuss our executive compensation program in an effort to better understand the reasons behind our 2013 say-on-pay results. We also met with leading proxy advisory services to discuss the same. Based on these conversations, we believe many negative votes were cast to express dissatisfaction with our stock price performance during 2012 and through the date of our shareholders' meeting in 2013. We also concluded that certain of our shareholders were basing their votes on target/potential executive compensation as disclosed in the Summary Compensation Table, rather than the significantly smaller amount actually realized by our executives.
While we continue to believe that the core elements of our executive compensation program, including the significant changes made in 2011 and 2012, support our business strategy and encourage the creation of shareholder value, the Committee is also committed to continued improvement and to addressing the concerns of our shareholders. As a result, we implemented the following additional changes to our executive compensation program in 2013 and early 2014:

•	Froze base salaries for all named executive officers for 2014;

•
Revised our 2014 incentive cash bonus plan to increase the portion tied to Company performance from 60% to 75% for our Chief Operating Officer and from 60% to 70% for our other named executive officers other than the CEO (the weighting for our CEO remains 80%/20%);

•
Adopted new performance metrics for our 2014 PSU awards tied to Company performance relative to the S&P TSX Global Base Metals Index and pre-approved cash flow targets (metrics considered by the Committee to be more closely tied to the Company’s current business objectives);

•
Changed the Company’s policy of awarding stock options that vest commencing on the grant date in favor of awarding stock options that vest one-third on the first anniversary of the grant date and one-third annually thereafter;

•	Adopted a Clawback Policy;

•	Amended the Company's Insider Trading Policy to prohibit pledging and hedging;

•	Split the Chairman and Chief Executive Officer roles;

•	Split the Compensation and Governance Committee into 2 separate committees; and

•	Appointed a new Chairman of the Compensation Committee.
Our Committee recognizes that executive compensation is an evolving area. We will continue to monitor market developments, engage our shareholders and work to address any future concerns regarding our executive compensation program. We believe that the implementation of the above-referenced changes over the course of the past few years demonstrates our commitment to developing an executive compensation program that aligns executive pay with Company performance and our continued responsiveness to the views of our shareholders.
New CEO Pay
Following the announcement of Mr. Loughrey's decision to retire in November 2012, the Board undertook a search process for his replacement led by a special committee of the Board constituted solely for this purpose. Given the fact that the timing of the Chief Executive Officer transition would coincide with the start-up of our Mt. Milligan Mine, the operational challenges faced by the Company in 2012 and 2013 and the challenges facing the mining industry as a whole, the Board focused its search on a relatively small pool of candidates with extensive senior management and operational experience in the mining industry. Mr. Perron's appointment as Chief Executive Officer was the result of this search process and the Board's determination that Mr. Perron is uniquely qualified to address the Company's current challenges and position the Company for long-term growth.
Mr. Perron joined the Company from St Andrew Goldfields Ltd. where he served as President and Chief Executive Officer since 2007. He has a degree in mining engineering and has worked in the mining industry for almost 30 years as both an operations executive and chief executive. The Board considers Mr. Perron's many years in the industry and impressive track record of driving strong operational performance and enhancing shareholder value as Chief Executive Officer of St Andrew Goldfields critical attributes for the Company's short- and long-term success.
In order to attract this level of talent, the Committee recognized the need to be competitive with Mr. Perron's existing compensation arrangements and, to induce Mr. Perron to join the Company and move to the United States, to provide one-time special equity and cash awards. The Committee worked closely with an independent executive recruitment firm to establish a compensation package that would meet the Company's needs with regard to attracting the appropriate talent while also adhering to our pay-for-performance philosophy.
The following summarizes the key components of Mr. Perron's compensation package:

•
Salary and Bonus. Mr. Perron's initial base salary was set at $550,000 with a target bonus of 90% of base salary for a full year of service. For the first 12 months of employment with the Company, Mr. Perron was guaranteed a minimum bonus payment of 90% of base salary, the pro-rata portion of which earned in 2013 will be paid in March 2014 and the remainder of which is expected to be paid when all annual incentive bonuses are paid in 2015. Mr. Perron's base salary is 7% lower than that paid to our former Chief Executive Officer.

•
No Retention Payments. Mr. Perron is not entitled to a guaranteed "retention" payment under the terms of his employment agreement. This reflects a change as compared to the employment agreement for our former Chief Executive Officer, which provided for a guaranteed payment of 37.5% of his base salary on an annual basis for the duration of his employment with the Company. The arrangement with Mr. Loughrey was inherited from the Company's predecessor and conflicted with the Committee's pay-for-performance philosophy. Together with the decrease in base salary noted above, this reflects an aggregate decrease in annual compensation for Mr. Perron as compared to our prior Chief Executive Officer of approximately 45%.

•
Three-Year Term. Mr. Perron's employment agreement provides for a three-year term, allowing the Committee the opportunity to renegotiate the terms of the agreement periodically based on performance and market conditions. This reflects a change as compared to the employment agreement for our former Chief Executive Officer, which had previously provided for an indefinite term.

•
Double-Trigger Change-in-Control Provision. Under the terms of his employment agreement, Mr. Perron is only entitled to a payment resulting from a change-in-control transaction that results in the termination of his employment by the Company without cause or by the executive upon a material change in his employment terms (as specified in the agreement). Mr. Perron's agreement also provides for a payment of 24 months' base salary in the event of termination of his employment in connection with a change-in-control. Both of these provisions reflect changes as compared to the employment agreement for our former Chief Executive Officer, which included a modified single-trigger provision for change-in-control payments (providing for payment in connection with a change-in-control on termination of employment by the executive for any reason) and a payout of 36 months' base salary in the event of termination of employment in connection with a change-in-control.

•
Termination without Cause Payment. Under the terms of his employment agreement, Mr. Perron is entitled to a payment of 24 months' base salary in the event of termination by the Company without cause. This reflects a change as compared to the employment agreement for our former Chief Executive Officer, which provided for a payout of 36 months' base salary in the event of termination by the Company without cause.

•
No Additional Severance Payments. Mr. Perron's employment agreement does not provide for any additional severance. This reflects a change as compared to the employment agreements for our other named executive officers which provide for an additional severance payment (defined as four weeks' base salary multiplied by the number of years the executive has been employed by the Company) in the event of termination for death or disability, upon retirement after age 62, by the Company without cause or in the event of a change of control.

•
One-Time Signing Bonus. Under the terms of his employment agreement, Mr. Perron was granted a one-time signing bonus of $200,000. Beginning in November 2014, Mr. Perron will be eligible to participate in the Company's annual performance bonus plan with payout tied to both Company (80% weighting) and individual (20% weighting) performance metrics.

•
One-Time RSU and Option Grant. Under the terms of his employment agreement, Mr. Perron was awarded 300,000 time-based restricted share units and stock options to purchase 400,000 shares of our common stock, each vesting in three equal annual installments beginning on the first anniversary of the date of grant. The vesting period for the options award was longer than the historical practice for Company grants to encourage retention in light of the size and special nature of the one-time grant. The Committee later decided that future option grants would also vest with this schedule. We believe these grants benefit the Company by immediately aligning Mr. Perron's interests with the interests of our shareholders. To avoid payment for failure, Mr. Perron's award agreements provide that the unvested portion of these awards is forfeited upon termination of employment for any reason.

•
Future Equity Awards. Beginning in 2014, Mr. Perron is eligible to receive annual equity awards when such grants are made to our senior executives. The annual level of new awards for Mr. Perron will be determined in the discretion of the Committee.

These awards and provisions were negotiated with Mr. Perron to induce him to accept the Board's offer to become our Chief Executive Officer. As noted above, in order to attract the talent that the Board believed would best position the Company for long-term growth, there were associated one-time costs. These one-time costs are not part of Mr. Perron's ongoing annual compensation package, which we believe incorporates significant improvements over the executive employment agreement with our prior Chief Executive Officer.
Link Between Company Performance and Compensation
We believe the success of our program over time is manifest in the actual realizable compensation of our named executive officers relative to our total shareholder return and the Company's operational and financial performance over the same period. Over the past few years, Company performance has been mixed and our stock price has decreased. We believe this is due in large measure to decreasing molybdenum prices which in turn led to lower revenues. During the three years ended December 31, 2013, the average price for molybdenum quoted in Platts Metals Week declined from a high of $18.00 in 2011 to a low of $9.08 in 2013. Copper and gold prices have also decreased during this period. During the three years ended December 31, 2013, the average spot copper price on the London Metals Exchange declined from a high of $4.62 in 2011 to a low of $3.01 in 2013 and the average London P.M. fixed prices for gold per ounce on the London Bullion Market declined from a high of $1,895 in 2011 to a low of $1,195 in 2013. Other factors that contributed to our financial results and the decrease in our stock price from 2011 to 2013 include the significant debt we incurred to fund the development of our Mt. Milligan Mine and the slower than anticipated ramp-up of our new Endako mill.
Recent Company performance, together with the decrease in our stock price since 2011, has directly diminished the realizable compensation of our named executive officers for these years, which result is consistent with our Committee's pay-for-performance philosophy. For example:

•
2011, 2012 and 2013 Annual Performance Bonuses. 2011, 2012 and 2013 annual performance bonuses paid out significantly below target levels due to Company performance during these years. Actual bonus payouts for our Chief Executive Officer were 30%, 49% and 31% of target for these years, respectively (using Mr. Loughrey's bonus for the calculation). Total annual performance bonuses for our other named executive officers in 2011, 2012 and 2013 were 44%, 59% and 39% of target on an average basis.

•
2010 and 2011 PSU Awards. PSUs awarded to our named executive officers in 2010 expired unvested in May 2013 and PSUs awarded to our named executive officers in 2011 have also failed to vest and will also expire unvested if the closing price of the Company's common stock is less than $11.94 on May 6, 2014.

•
2012 and 2013 PSU Awards. For our 2012 and 2013 PSU grants scheduled to cliff vest in 2015 and 2016, respectively, 65% of these PSUs vest based on total shareholder return compared to the Russell 2000 and 35% based on replacement of mineral reserves. So far during this period, our total shareholder return has lagged the Russell 2000 Index and, due to changes in the Company's priorities resulting in large part from current market conditions, management has not focused on reserve growth. As a result, we do not currently expect our 2012 or 2013 PSU grants to vest at target, or at all.

•
2012 and 2013 RSU Awards. The RSUs awarded to our named executive officers in 2012 and 2013 vest ratably over a three-year vesting period. The 2012 awards vested in 2013 but the value of the shares on the vesting date had depreciated significantly from the value on the award date due to the lower share price on the vesting date as compared to the grant date. We expect a similar loss of value for the 2013 awards scheduled to vest on March 3, 2014.

•
Stock Options. As of December 31, 2013 all of the stock options granted to our named executive officers had exercise prices greater than the market price of our common stock and there have been no option exercises by our named executive officers since May 2011. Certain of our named executive officers have also had options expire unexercised, including 115,000 stock options awarded to Mr. Loughrey, our former Chief Executive Officer, that were canceled in connection with his termination of employment with the Company and 100,000 stock options awarded to Ms. Saxton, our Executive Vice President and Chief Financial Officer, that expired unexercised in 2013.

•	2014 Base Salaries. As noted above, due to recent Company performance, on management's recommendation, the Board froze base salaries for our named executive officers for 2014.
The Committee believes it is important to review and assess realized compensation over the last three years for our Chief Executive Officer. The Committee believes that realized pay, rather than awarded pay, is a relevant measure for pay-for-performance alignment as it demonstrates the value actually earned by the executive in direct correlation to our financial performance and total shareholder return. The following graph demonstrates this alignment for our Chief Executive Officer over the three-year period from 2011 to 2013. For all three years, we have included compensation information for only Mr. Loughrey, our former Chairman, Chief Executive Officer and Director, whose employment with the Company terminated in October 2013. For both target and realized compensation for 2013, the numbers used assume Mr. Loughrey had continued employment for the full year. Target compensation also includes all 2013 grants which were forfeited in connection with the termination of Mr. Loughrey's employment. As discussed above, over the three-year period reflected in the graph, declining realized molybdenum prices adversely impacted our financial performance, which had an adverse effect on total shareholder return and directly diminished the realizable compensation of our Chief Executive Officer during such period. In 2012 and 2013, Mr. Loughrey was recognized for playing a key role in driving our commodity diversification strategy (to include gold and copper) and repositioning the business for the future with the acquisition and development of our Mt. Milligan Mine.

Target Compensation: Target compensation is calculated using our CEO's base salary, target non-equity incentive plan compensation and bonus (including retention payments as earned), other cash compensation for such year and stock awards as disclosed in the Summary Compensation Table. The value of stock awards is based on the grant date fair value computed in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC 718").
Realized Compensation: Realized Compensation is calculated using our CEO's actual earned base salary, bonus (including retention payments as earned), non-equity incentive plan compensation, and all other compensation as disclosed in the Summary Compensation Table and the value of all PSUs and RSUs that vested during the year (calculated by multiplying the number of shares vested by the closing price of our common stock on the vesting date) and the value of stock options exercised during the year (calculated by multiplying the number of options exercised by the difference between the exercise price and the closing price of our common stock on the exercise date).
Indexed TSR: Indexed TSR is calculated by taking the stock price on the last day of fiscal years 2011, 2012 and 2013 of $6.96, $4.15 and $2.18, respectively, and dividing each by the stock price on the last day of fiscal year 2010 of $14.72.

COMPENSATION PHILOSOPHY
Our core executive compensation philosophy is to:

•	pay for performance by linking short- and long-term awards to pre-established and objective Company performance goals;

•	tie compensation to the interests of our shareholders and the creation of shareholder value;

•	provide a competitive level of compensation that will attract and retain talented high-achievers.
Our Committee designs our compensation program with these goals in mind and evaluates the effectiveness of our policies on an ongoing basis.

OVERVIEW OF PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION
The principal components of our executive compensation for 2013 were base salaries, annual performance-based cash incentives and long-term incentive awards. The following graphs illustrate the component mix of our compensation elements for our former Chief Executive Officer (see explanation below), as well as our other named executive officers on an average basis. Except as noted below for Mr. Loughrey, these graphs are based on data contained in our 2013 Summary Compensation Table on page 41 of this proxy statement.
The following graph reflects the relationship of at-risk to fixed compensation with respect to our Chief Executive Officer, as well as our other named executive officers on an average basis. For purposes of these graphs, fixed compensation includes base salary, guaranteed bonuses and other fixed compensation, and at-risk compensation includes annual cash incentive awards and the grant date fair value of all stock and option awards granted in 2013. Except as noted below for Mr. Loughrey, these graphs are based on data contained in our 2013 Summary Compensation Table on page 41 of this proxy statement.

The compensation for our Chief Executive Officer shown in the graphs above reflects compensation for Mr. Loughrey, our former Chief Executive Officer, rather than Mr. Perron, our current Chief Executive Officer. We believe reflecting Mr. Loughrey's compensation here presents a more complete summary of our compensation program given the fact that much of Mr. Perron's compensation for 2013 was negotiated under his employment agreement to induce him to join the Company as Chief Executive Officer. In addition, Mr. Perron did not join the Company as Chief Executive Officer until October 2013. As a result, he did not receive annual long-term incentive awards (separate from the negotiated inducement awards granted pursuant to his employment agreement) nor did he participate on a full-year basis in our 2013 performance bonus plan. For illustration purposes, we have reflected Mr. Loughrey's salary and incentive cash bonus on an annual basis. Mr. Loughrey's actual base salary and incentive cash bonus, which were pro-rated for the time in 2013 that he served as the Company's Chief Executive Officer, are reflected in our 2013 Summary Compensation Table on page 41 of this proxy statement.
Below is a summary of each of our compensation components, including the rationale for our use of each such component and a description of how each aligns with our compensation philosophy:
Short-Term Compensation

Element of Compensation	Summary and Purpose of Element
Base Salary	Base salaries form an essential part of our executive compensation. Base salaries ensure a fixed level of annual cash compensation for our executives.
Annual Performance-Based Cash Incentives
Our annual cash bonus plan is designed to provide performance-based awards to our executive officers, each of whose performance has a significant impact on our financial stability, profitability and future growth. Bonus targets are established for each executive and based on competitive market data, the position and the individual experience of the executive. Payouts are determined based on the achievement of certain pre-established and objective Company performance goals and the individual performance of the executive. Annual bonuses reward our executive for achieving short-term goals that we believe are important to our long-term success and the creation of shareholder value.

Long-Term Compensation

Element of Compensation	Summary and Purpose of Element
Performance Share Units
Performance Share Units (PSUs) are a variable, performance-based, component of compensation intended to create incentives for long-term performance and to further align the interests of executives with those of shareholders. Vesting of PSUs is tied to the achievement of long-term financial and/or operational Company goals.

Restricted Share Units
Restricted Share Units (RSUs) are a variable component of compensation intended to create incentives for performance and further align the interests of executives with those of shareholders. RSU values increase or decrease in relation to our stock price.

Options
Option grants are a variable component of compensation intended to reward our executive officers for their success in achieving sustained, long-term profitability and increases in stock value. Option grants are currently reserved for new hires, promotions and special awards.

Other Compensation
One of our named executive officers is entitled to certain retention payments under the terms of his employment agreement. The arrangement was established in 2004 by our predecessor company and is described in more detail below under "Other Aspects of our Compensation Program–Retention Bonus Arrangements."

COMPENSATION REVIEW PROCESS
Role of the Compensation Committee
Our Compensation Committee oversees our executive compensation program. Each Committee member is an independent non-employee director with significant experience in executive compensation matters. The Committee develops and approves the overall compensation package for our Chief Executive Officer and, with the additional assistance of our Chief Executive Officer, for each other named executive officer. Although objective criteria are reviewed, the Committee exercises its discretion in making decisions regarding executive compensation. We have a small group of executive officers, and the Committee's decisions regarding salary amounts, grant amounts (in the form of equity awards and percentage allocations under the annual incentive plan) and total compensation mix reflect the Committee's views as to the scope of responsibilities of our executive officers and the Committee's subjective assessment of their respective impacts on our overall success.
In implementing and administering the Company's compensation philosophy, the Committee regularly:

•	Evaluates the design and administration of each component of executive compensation;

•	Reviews Company performance and the degree of attainment of pre-established performance goals;

•	Reviews the overall individual performance of each executive officer;

•	Considers executive compensation data provided by its independent executive compensation consultant to assess the competitiveness of the Company's compensation policies;

•	Considers the results of the advisory "say-on-pay" vote of the Company's shareholders; and

•	Approves or recommends executive compensation matters to the Board.
Role of our Compensation Consultant
To assist in its review and oversight of our executive compensation program, the Compensation Committee has retained Mercer (US) Inc., an international executive compensation consulting firm, as its independent executive compensation consultant. Mercer provides analyses and recommendations that inform the Committee's decisions, evaluates market data, provides updates on market trends and the regulatory environment as it relates to executive compensation, reviews and provides feedback on management proposals presented to the Committee related to executive compensation, and works with the Committee to strengthen the pay-for-performance relationship and alignment with shareholders. The Committee consults with Mercer regularly throughout the year. Under SEC rules, the Committee has assessed the independence of Mercer and concluded that no conflict of interest exists that would prevent Mercer from independently representing the Committee. Mercer was hired directly by the Compensation Committee and neither Mercer nor any of its affiliates has provided any other services to the

Company or our executive officers. For more information on Mercer's role as an advisor to the Compensation Committee, see the description of the Compensation Committee under "Board Structure and Committee Composition" above.
Competitive Market Assessment
Each year, the Compensation Committee reviews compensation levels for our named executive officers as compared to a selected peer group and appropriate survey sources to help ensure that compensation to our named executive officers is competitive with compensation at other companies with whom we compete for talent and sufficient to retain and motivate our executives.
To assist the Compensation Committee in its annual market review of executive compensation, the Committee's outside executive compensation consultant prepared an analysis of the market competitiveness of compensation for each named executive officer. For 2013, this analysis considered: (i) compensation data from a public company peer group (described below), (ii) the Pricewaterhouse Coopers 2012 Mining Industry Salary Survey, (iii) Mercer's 2012 US Executive Remuneration Suite, (iv) the Hay Group 2011 Global Mining Compensation Review Survey and (v) the Towers Watson 2012 Survey Report on Top Management Compensation.
One of the primary ways the Committee evaluates our executive compensation arrangements relative to other companies is to compare the Company's practices to a comparable group of publicly-traded mining companies of similar size (as determined by annual revenue and market capitalization), complexity and scope of operations, and that are based in Canada and/or the United States. The composition of this peer group is reassessed annually in consultation with the Committee's independent executive compensation consultant. The following table sets forth the comparative group the Committee used in the determination of our overall executive compensation for 2013:

Comparative Company	12-Month Trailing Revenue @ March 2012 ($ millions)	Market Capitalization @ June 2012 ($ millions)	Corporate Headquarters Location
Stillwater Mining Company	$939	$989	USA
Pan American Silver Corp.	$895	$2,598	Canada
Inmet Mining Corporation	$890	$2,895	Canada
HudBay Minerals Inc.	$882	$1,324	Canada
Lundin Mining Corporation	$785	$2,436	Canada
New Gold Inc.	$693	$4,386	Canada
Nevsun Resources Ltd.	$644	$649	Canada
Molycorp Inc.	$455	$2,383	USA
Hecla Mining Co.	$432	$1,355	USA
Capstone Mining Corp.	$297	$846	Canada
Mercator Minerals Ltd.	$273	$142	Canada
Taseko Mines Limited	$243	$513	Canada
Imperial Metals Corporation	$228	$689	Canada
Thompson Creek Metals Company Inc.	$576	$536	USA
The Committee considers this market data when setting target compensation and makes adjustments as needed to create greater alignment with the Company's compensation philosophy, to reflect unique circumstances at the Company and to reflect the skills, experience, contributions, performance and responsibility of the individual executive.
2013 COMPENSATION
Cash Compensation
The annual cash compensation of our named executive officers consists of annual salary and cash bonuses. For 2013, Messrs. Loughrey and Wilson were also entitled to amounts under the terms of the retention arrangements entered into between them and the Company. These arrangements were inherited from the Company's predecessor Company and, in keeping with the Committee's pay-for-performance philosophy, were not offered to Mr. Perron when he joined the Company as Chief Executive Officer in October 2013. These arrangements are described in more detail below under "Other Aspects of Our Compensation Program; Retention Arrangements." Annual cash compensation for each of our executive officers is reviewed annually by the Committee.

(1)    Salary
As reflected in the charts on page 28 of this proxy statement, fixed compensation in the form of base salary represents approximately 28%-30% of our executive officers' total target compensation for 2013, affirming our commitment to allocate more compensation to the performance-dependent elements of our compensation. Base salaries are provided as compensation for day-to-day responsibilities and services to us and provide a consistent cash flow to our named executive officers. The Committee reviews executive salaries annually and makes adjustments based on market data, the individual's executive position, scope of responsibility, tenure, experience, education, current year performance and expected future contribution to the Company.
In December 2012, the Committee reviewed market data prepared by Mercer and, based on its review of such data and the Committee's subjective assessment of each executive's individual performance and respective impact on our overall success, the Committee recommended, and the Board of Directors approved, merit increases of approximately 3% for each of our named executive officers. These merit increases were effective December 24, 2012.
In connection with Mr. Loughrey's retirement and Mr. Perron's appointment as Chief Executive Officer in October 2013, the Committee, in consultation with the special committee of the Board constituted to lead the executive search process and an independent executive search firm, reviewed market data to establish an appropriate and competitive base salary for Mr. Perron. Under the terms of the employment agreement entered into with Mr. Perron, Mr. Perron was offered an initial base salary of $550,000, a 7% reduction from Mr. Loughrey's 2013 base salary. Together with the fact that Mr. Perron is not entitled to any guaranteed retention payment, this reflects an aggregate decrease in annual cash compensation for Mr. Perron compared to our prior Chief Executive Officer of approximately 45%.
In January 2014, the Committee again reviewed base salaries for our executives and decided not to make any adjustments to the 2013 levels.
(2)    Performance-Based Cash Bonuses
In keeping with the Company's performance-based compensation philosophy, annual cash bonus payouts are tied to the achievement of specific Company performance targets and individual goals reviewed and approved by our Board of Directors, as described in more detail below, multiplied by a target percentage for each executive expressed as a percentage of base salary. The Committee establishes bonus targets and the Company and individual performance metrics each year in consultation with its independent executive compensation consultant and the full Board. In establishing these targets and metrics the Committee considers short- and long-term financial and operational goals for the Company, competitive market data, desired market positioning and each executive's position, scope of responsibility and ability to impact Company performance, as applicable.
As discussed below, based on the achievement of Company and individual performance metrics for 2013, the actual performance-based cash bonuses for our named executive officers, other than Mr. Perron, for 2013 ranged from approximately 31% to 54% of the established payout targets.
The annual performance bonus payout targets for our named executive officers for 2013 were as follows:

2013 Performance Bonus Payout Target	Target as a percentage of base salary
Jacques Perron Chief Executive Officer (1)	90%
S. Scott Shellhaas President and Chief Operating Officer	75%
Pamela L. Saxton Executive Vice President and Chief Financial Officer	60%
Mark Wilson Executive Vice President and Chief Commercial Officer	60%
Wendy Cassity Vice President, General Counsel and Secretary	50%
Kevin Loughrey Former Chief Executive Officer	90%

(1)	Pursuant to the terms of his employment agreement, Mr. Perron is entitled to receive a minimum of 100% of his target incentive cash bonus for his first twelve months of employment with the Company.

Company and individual performance weightings for our named executive officers for 2013 were as follows:

2013 Company and Individual Performance Weightings
	CEO	All Other NEOs
Company Performance	80%	60%
Individual Performance	20%	40%
Total	100%	100%
In January 2014, the Committee reviewed this weighting for the 2014 Performance Bonus Plan and decided to increase the portion tied to Company performance from 60% to 75% for our Chief Operating Officer and from 60% to 70% for our other named executive officers other than the CEO (the weighting for our CEO remains 80%/20%).
(i)    Company Performance Metrics
In February 2013, the Committee reviewed and approved the 2013 Performance Bonus Plan and established the Company performance goals upon which the Company portion of the 2013 bonus payouts would be paid out. The Committee considered specific business objectives for 2013 and revised the 2012 Company performance goals for 2013 to include copper and gold production and replaced the capital expenditures metric with a Mt. Milligan commercial production target date. The Committee established these targets in consultation with its independent executive compensation consultant, which targets were reviewed and approved by the Board of Directors. If the Company achieved its targeted performance for each of the metrics, the payout percentage for the Company portion of the target bonus would be 100%. The maximum payout percentage for the Company portion of the target bonus was 200%. If the minimum amounts were not achieved for a particular metric (the "threshold"), no amount was to be paid for that metric. For performance between the threshold and the target, and the target and the stretch, performance levels, the payout amount is pro-rated. The Company performance results for 2013 and the payout percentage for each performance metric is set forth in the table below.

2013 Company Performance Metrics and Calculation
Metric	Weighting	Threshold 50%	Target 100%	Stretch 200%	2013 Actual	Payout
Adjusted EBT(1) (millions)	20%	$10.7	$21.4	$32.1	$(89.6)	0%
Production
Molybdenum (million lbs)	13%	26.2	30.8	33.9	29.9	11.9%
Copper (million lbs)	3.5%	30.9	36.4	40.0	10.4	0%
Gold (000's ounces)	3.5%	74.5	87.6	96.4	20.4	0%
Cash Cost ($/lb)
Molybdenum	13%	$7.67	$6.67	$6.00	$6.49	16.5%
Copper (2)	7%	$2.47	$2.15	$1.83	$7.68	0%
Mt. Milligan Commercial Production	20%	10/25/13	8/15/13	7/15/13	02/18/14	0%
Safety (3)	20%	2.36	1.89	1.42	2.48	0%

Company Performance Score			28.4%

(1)
Reflects actual earnings (loss) before tax prepared in accordance with US GAAP for the year ended December 31, 2013, adjusted to exclude significant non-cash items, to include the interest expense that was capitalized due to the difference in the timing of the actual Mt. Milligan start-up and commercial production as compared to budget and to include the depreciation, depletion and amortization effects primarily related to the 2012 fixed assets impairments that were not included in the target adjusted EBT. The significant non-cash items were the 2013 fixed asset and materials and supplies inventory impairments and the non-cash losses related to the impact of foreign exchange due primarily to intercompany notes.  Bonuses were also excluded since the measurement is being used to determine the amount of the bonus.  This measure does not have standard meanings prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We believe that this non-GAAP measure provides useful information in order for us to evaluate our performance using the same measures as those budgeted by management and, as a result, affords a greater transparency in assessing our financial performance.

(2)	Reflects actual copper cash costs on a by-product basis, adjusted for the budget to actual difference in the gold price.

(3)	Reflects Company safety performance as measured by All Incident Recordable Rate (AIRR), a standard industry measure.
To calculate that portion of the incentive bonus tied to Company performance received by each named executive officer, the bonus payout target for such executive was multiplied by the weighting of Company performance on the cash incentive bonus (80%, in the case of the Chief Executive Officer, and 60% in the case of each of the other named executive officers), which amount was subsequently multiplied by 28.4%, the Company payout factor calculated above. As a result, 22.7% of Mr. Loughrey's target incentive bonus was paid out (on a pro-rated basis for the portion of the year he served as the Company's Chief Executive Officer), and 17% of each other named executive officer's total target incentive bonus, was paid as part of the Company performance calculation. Mr. Perron received a payout at target for the Company portion of his incentive cash bonus pursuant to the terms of his employment agreement.
(ii)    Individual Performance Metrics
In 2013, 20% of the 2013 target incentive bonus for our Chief Executive Officer, or 40% in the case of each other named executive officer, was tied to the achievement of individual goals reviewed and approved by the Committee. The Committee believes that tying some portion of the incentive bonus to individual goals aligns personal performance with strategic objectives that will support the long-term sustainability and performance of the Company. Individual performance metrics for 2013 were approved by the Committee in February 2013.
In February 2014, the Committee reviewed the 2013 performance goals for each of the Company's current named executive officers, together with individual assessments of their accomplishments and Mr. Perron's recommended payouts for each. The Committee also reviewed Mr. Loughrey's 2013 performance goals and accomplishments. For 2013, Mr. Loughrey's stated objectives while Chief Executive Officer included the achievement of budgeted performance in the areas of safety, production, costs and sales, the communication of the Company's performance and objectives to shareholders, the investment community and employees, completion and development of the Mt. Milligan Mine within projected budgets and timelines, assistance with the selection of and transition to a new Chief Executive Officer and work with the Board to develop and implement the strategic plan for the Company, as well as other factors. For our named executive officers other than the Chief Executive Officer, individual performance objectives for 2013 included a mix of objective and subjective goals tied to operational performance and other Company initiatives and strategies applicable to each executive's area of responsibility. The Committee also reserves the right to use its discretion in determining final payouts for the individual portion of the annual performance bonus. Based on the Committee's review, for the individual portion of the 2013 performance bonus for all 2013 named executive officers other than Mr. Perron, the Committee approved payouts ranging from 40%-93% of target. For 2013, Mr. Perron received a payout at target for the individual portion of his incentive cash bonus pursuant to the terms of his employment agreement (pro-rated for the portion of the year in which he served as Chief Executive Officer).
(iii)    2013 Performance Bonus Payouts
The chart below shows the target bonus and final bonus amount for each of our named executive officers for 2013:

Named Executive Officer	2013 Target Bonus (1)	Final 2013 Bonus Payout	Bonus Payment as a Percentage of Target
Jacques Perron Chief Executive Officer	$107,250	$107,250	100%
S. Scott Shellhaas President and Chief Operating Officer	$326,250	$110,925	34%
Pamela L. Saxton Executive VP and Chief Financial Officer	$207,060	$91,106	44%
Mark Wilson Executive VP and Chief Commercial Officer	$184,980	$86,941	47%
Wendy Cassity VP, General Counsel and Secretary	$144,200	$77,868	54%
Kevin Loughrey Former Chairman and Chief Executive Officer	$427,752	$131,320	31%
_______________________________________________________________________________

(1)	For Mr. Perron and Mr. Loughrey, the 2013 target bonus is pro-rated for the portion of the year such individual served as Chief Executive Officer.
Actual bonuses for 2013 for our named executive officers other than Mr. Perron ranged from approximately 31%-54% of target.
Long-Term Incentive Plan Compensation
(1)     2013 Annual PSU and RSU Grants
In February 2013, the Committee recommended, and the Board approved, annual target PSU and RSU grants to each of our named executive officers expressed as a percentage of base salary. The number of units granted to each named executive officer was based on the Company's 30-day weighted average share price on the date of grant. Of the total number of units granted, 75% was granted in the form of PSUs, with metrics tied to long-term Company performance, and the remaining 25% was granted in the form of time-based RSUs. The high proportion of performance-based rewards reflects the Committee's commitment to the pay-for-performance philosophy. The time-based awards facilitate retention, which is also an important goal of our executive compensation program. The target PSU and RSU grants for our named executive officers for 2013 were as follows:

2013 Stock-Based Long-Term Incentive Payout Target	Target as a percentage of base salary
Kevin Loughrey Former Chief Executive Officer	200%
S. Scott Shellhaas President and Chief Operating Officer	160%
Pamela L. Saxton Executive Vice President and Chief Financial Officer	150%
Mark Wilson Executive Vice President and Chief Commercial Officer	150%
Wendy Cassity Vice President, General Counsel and Secretary	120%
In February 2013 the Committee reviewed the performance metrics for the 2012 PSU grants and decided to utilize the same performance metrics for the 2013 PSU grants. As with the 2012 PSU grants, the 2013 PSUs cliff-vest three years from the grant date based on the Company's total shareholder return relative to the Russell 2000 Index during the three-year performance period (65% weighting) and the Company's success in replacing mineral reserves depleted during the three-year performance period (35% weighting).
Units vest according to relative total shareholder return as set forth below:

Level of Performance	Relative TSR Performance Percentage	Vesting
Stretch	150% or greater	200% of Target
Target	100%	Target Units
Threshold	50% or below	0
Units vest according to success in replacing mineral reserves as set forth below:

Level of Performance	Replacement Reserves Percentage	Vesting
Stretch	120% or greater	200% of Target
Target	100%	Target Units
Threshold	80% or below	0
For performance between the threshold and the target, and the target and the stretch, performance levels, the payout amount is pro rated.
The RSUs granted to our named executive officers in 2013 vest ratably over a three-year period. The Committee believes that awarding some portion of equity compensation in the form of time vested RSUs encourages retention and, more importantly, considered together with our stock ownership guidelines, ensures that our executives own a minimum number of shares of our common stock, thus aligning the interests of our executives with those of our shareholders and creating incentives for long-term value creation. We believe RSU awards also align the interests of our executives with those of our shareholders as the value of the RSUs increases or decreases in relation to our stock price.
(2)     2013 Special Grants
In 2013, in recognition of their responsibilities in connection with the transition to a new Chief Executive Officer and to induce these key executives to stay with the Company during the transition period, the Committee recommended and the Board approved one-time stock option grants to each of Messrs. Shellhaas and Wilson and Ms. Saxton. Each of these awards vests over three years commencing on the grant date and expire five years from the date of grant. The Committee believes that such awards were necessary to ensure continuity during a period of transition and encourage the creation of shareholder value because such awards only have value if the stock price appreciates after the date of grant.
As discussed above in the Executive Summary under "New CEO Pay," in 2013 the Committee also approved a one-time inducement award to Mr. Perron in connection with his acceptance of employment as the Chief Executive Officer of the Company. This award was comprised of stock options to purchase 400,000 shares of our common stock and 300,000 restricted share units, each vesting in three equal annual installments beginning on the first anniversary of the date of grant.
(3)     PSU Results for 2010-2013 Awards
(i)    2010 and 2011 PSU Awards
PSUs granted in 2010 and 2011 vest based on the achievement of stock price targets over a three-year period. At each anniversary date during the vesting period, if the per share closing price of our common stock on such date is at or higher than the award price, then the awards will vest one-third on each anniversary date. If the closing price is less than the award price, then those PSUs do not vest and are carried forward to the following anniversary date. Any PSUs not vested at the end of the three-year vesting period will expire.
All PSUs granted in 2010 expired unvested in May 2013.
PSUs awarded to our named executive officers in 2011 have also failed to vest and will expire unvested on May 6, 2014 unless the closing price of the Company's common stock on May 6, 2014 is greater than $11.94.
The table below compares the following for each of our 2013 named executive officers (other than Mr. Perron because he did not receive these awards):

•	The grant date fair value of all 2010 and 2011 PSU awards; and

•	The actual aggregate value of all 2010 and 2011 PSU awards that actually vested through the date of this filing.

Target Versus Realized Value of 2011 and 2012 PSU Awards
Named Executive Officer	Target Value of 2010 and 2011 PSU Awards ($)(1)	Realized Value of 2011 and 2012 PSU Awards ($)(2)
Kevin Loughrey Chairman and Chief Executive Officer	1,086,300	0
S. Scott Shellhaas President and Chief Operating Officer	565,300	0
Pamela L. Saxton Executive VP and Chief Financial Officer	476,700	0
Mark Wilson Executive VP and Chief Commercial Officer	476,700	0
Wendy Cassity VP, General Counsel and Secretary	265,800	0
Total:	$2,870,800	0

(1)
Amounts shown represent the aggregate grant date fair value of all PSUs awarded in 2010 and 2011, as reflected in the Summary Compensation Table for such years. Ms. Cassity did not receive grants in 2010 because she was not yet an employee of the Company at the time of the grant.

(2)
Amounts shown represent the aggregate value of all 2010 and 2011 PSU awards that have vested. No PSUs vested during 2012 or 2013 because the performance targets were not met. PSUs awarded in May 2011 will vest in May 2014 if the Company's common stock is greater than $11.94 on May 6, 2014.

(ii)    2012 and 2013 PSU Awards
For our 2012 and 2013 PSU awards scheduled to cliff vest in 2015 and 2016, respectively, 65% of these PSUs vest based on total shareholder return compared to the Russell 2000 Index and 35% based on replacement of mineral reserves. So far during this period, our total shareholder return has lagged the Russell 2000 Index and, due to changes in the Company's priorities resulting in large part from current market conditions, management has not focused on reserve growth. As a result, we do not currently expect our 2012 or 2013 PSU grants to vest at target, or at all.
We have adopted new performance metrics for our 2014 PSU awards tied to Company performance relative to the S&P TSX Global Base Metals Index and pre-approved cash flow targets. The S&P/TSX Global Base Metals Index is designed to provide investors an index of global securities involved in the production or extraction of base metals. The index is a subset of the S&P/TSX Global Mining Index. We believe these changes more closely tie our performance based compensation to the Company’s current business objectives.
We believe that the failure of prior year awards to vest at target, or at all, illustrates the link between pay-for-performance and the Committee's commitment to establishing rigorous performance metrics for performance-based awards.
Perquisites and Other Personal Benefits
Named executive officers receive the benefits we provide to our salaried employees, including health care coverage, life and disability insurance protection, reimbursement of certain educational expenses, and a 401(k) plan for U.S. employees and a pension plan for Canadian employees. We provide these benefits to help offset the financial costs and loss of income arising from illness, disability or death, to encourage ongoing education in job-related areas and to allow employees to take advantage of favorable insurance rates available with group policies. We do not provide any of our executives with tax gross-ups during their employment (other than in connection with a business-related relocation).
In addition to the benefits provided to salaried employees generally, we also pay for parking at our principal office in Littleton, Colorado for three of our named executive officers and in 2013 we provided relocation benefits to Mr. Perron in the amounts set forth in footnote 9 to the Summary Compensation Table. The Committee believes that perquisites should not play an important role in the compensation of the Company's executives. The Committee has determined that the limited benefits described above are reasonable and in line with those typically provided to management-level employees and align with our overall compensation goal of providing competitive compensation and benefits to our executive officers that maximizes the interests of our shareholders.

OTHER ASPECTS OF OUR COMPENSATION PROGRAM
Retention Arrangements
Messrs. Loughrey and Wilson are entitled to certain retention payments pursuant to their employment agreements with the Company. These retention arrangements were negotiated by our predecessor company in 2004 in order to ensure that we retained experienced senior managers through the then-anticipated end date of operation of the TC Mine.
Pursuant to such arrangements, Mr. Wilson accrues, and Mr. Loughrey accrued while he was employed with the Company, at the end of each calendar quarter, an amount equivalent to 9.375% of his base salary, or 37.5% of his base salary on an annual basis (subject to certain circumstances set forth below). On September 30, 2010, each executive was paid 40% of the retention amounts that had accrued as of the end of the calendar quarter ending on December 31, 2009. The remaining 60% of the retention amount that has accrued through December 31, 2009 was paid on June 30, 2012. The retention amounts accruing on and after January 1, 2010 are payable 70% on each September 30th thereafter (except that the amounts that otherwise would have been paid in September 2012 were paid in September 2013) and 30% after the executive's termination of employment with the Company for any reason other than cause or resignation under the age of 62. In the event the executive's employment terminates for any reason other than cause prior to September 30th of any given year, including in connection with a change-of-control of the Company, the executive is entitled to all retention amounts that have accrued as of the end of the most recent calendar quarter prior to such termination.
The portion of these retention amounts that was earned in 2013 is included in the "Bonus" column of the Summary Compensation Table for 2013. The portion of these amounts that was earned in 2013 but is deferred and generally payable after termination of employment is included in the "All Other Compensation" column of the Summary Compensation Table as well as the Nonqualified Deferred Compensation Table.
In connection with his termination of employment with the Company in October 2013, Mr. Loughrey is entitled to all amounts earned in accordance with these arrangements through September 30, 2013. As noted above, Mr. Perron is not entitled to any retention payments under the terms of his employment agreement.
The Committee has considered several possible options to incentivize Mr. Wilson to amend his employment agreement to terminate his retention arrangements. The Committee ultimately concluded that doing so was not in the best interests of the Company. Given the inherent difficulty of quantifying the final payouts under this arrangement (because, for example, termination of such executives' employment could occur at any time or not at all), the Committee determined that it was not in the best interests of the Company to make an immediate payment in order to avoid speculative payments that might never be required. The Committee concluded that the better course is to ensure that the compensation mix and total compensation amount for Mr. Wilson comports with the Company's compensation philosophy and aligns his interests with those of the Company's shareholders.
Employment Agreements
We have employment agreements with each of our named executive officers. The Compensation Committee believes such agreements are necessary to attract talented executives. As discussed below, the Committee also believes that our executive employment agreements are structured so as to motivate our executives to act in the best interests of shareholders under certain extraordinary circumstances. Subject to certain termination rights described below, each of these employment agreements is for an indefinite term, except for our employment agreement with Mr. Perron which provides for a three-year term.
The employment agreements with our named executive officers contain certain protections upon a change-in-control of the Company. The Committee believes that change-in-control protections serve to minimize the distraction caused by a potential change-in-control transaction and reduce the risk that key talent would leave the Company before a change-in-control transaction closes. The Committee also believes that these provisions motivate executives to make decisions that are in the best interests of our shareholders should a transaction take place by providing executives with the necessary financial security during a change-in-control transaction (and the subsequent period of uncertainty) to help them stay focused on managing the Company rather than their own personal employment situations. Provisions of the employment agreements of our named executive officers that relate to severance pay and termination benefits (including upon a change of control) are described below in further detail in the section entitled "Potential Payments and Benefits Upon Termination."
The Compensation Committee periodically reviews the benefits under our executive employment agreements to ensure that they continue to serve our interests in retaining our key executives, are consistent with market and industry practice, and are reasonable. In 2011, the Committee reviewed the terms of our executive employment agreements and recommended that the standard form agreement for executive officers be revised for any new executive officers to:

•	Include a finite term, as opposed to the indefinite term included in the current agreements; and

•
Revise the change-in-control provisions so that the executive will be entitled to a payment only upon a termination of employment resulting from a change-in-control transaction (i.e., a "double trigger" for payment).

All executive employment agreements entered into in 2012 contain these revised terms, including the employment agreement with Mr. Perron, our Chief Executive Officer.
The Compensation Committee believes the revision to include a finite term is important to provide the Company with the opportunity to renegotiate the terms of the agreement with each executive periodically based on performance and market conditions. In addition, while the Committee believes the change-in-control provisions in our existing executive employment agreements benefit the Company, market practice has recently tended towards providing such benefits only where the change-in-control transaction actually results in the termination of employment. In order to keep the compensation of our executives in line with market trends and generally accepted best practices, the Committee has adopted the above-referenced changes to future executive employment agreements.
The Compensation Committee also considered negotiating with our executive officers to amend their existing employment agreements to provide for the "double trigger" described above. The Committee ultimately concluded that it is not in the best interests of the Company to make an immediate payment to prevent future costs to the Company that may never be incurred.
The above summary of certain provisions of our executive employment agreements does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the actual text of the employment agreements of the named executive officers, copies of which are exhibits to our SEC filings.
Stock Ownership Guidelines
The Board of Directors has adopted stock ownership guidelines for named executive officers to further align their interests with those of our shareholders. Under the guidelines, our Chief Executive Officer must maintain ownership of stock with an aggregate value equal to at least 300% of base salary, and all other named executive officers must maintain ownership of stock with an aggregate value of at least 100% of base salary. Each of our named executive officers has five years to attain the specified minimum ownership position once he or she becomes subject to the guidelines. Unvested restricted stock units are counted towards satisfaction of these minimum ownership requirements, but unexercised stock options and unvested performance share units are not. The individual's tax basis in common shares at the time of the purchase is used to determine the value of shares held (or, in the case of unvested RSUs, the average closing price of a share of our stock for the 90-day period immediately preceding the determination date). The Compensation Committee reviews compliance (or progress towards compliance) with these guidelines annually. In its sole discretion, the Committee may impose such conditions, restrictions or limitations on any individual as it determines to be necessary or appropriate in order to achieve the purposes of the guidelines, including imposing restrictions on dispositions of our stock until compliance is achieved. These guidelines may be waived, at the discretion of the Committee, if compliance would create severe hardship or prevent an executive or director from complying with a court order, such as a divorce settlement.
Clawback Policy
In February 2014, our Board adopted a clawback policy pursuant to which it may recapture incentive compensation paid or awarded to an executive offer where the financial or operating results upon which the incentive compensation was based are subsequently restated, due to material non-compliance with financial reporting requirements, in a manner that would have reduced the size of the payment or award had the accurate data or restated results been known at the time of payment or award.
Company Policy Regarding "Short Sales," Pledging and Hedging of Company Stock
Short sales by an employee of the Company may reduce the employee's incentive to improve Company performance. For this reason, Company policy prohibits our officers, directors and all other employees from engaging in short sales or other short-position transactions in our common stock. Pursuant to Company policy adopted by our Board in March 2013, all executive officers and directors are prohibited from pledging the Company's securities as collateral for a loan, and all officers and directors are prohibited from engaging in any hedging transactions with respect to the Company's securities.
Income Tax and Accounting Considerations
In the event total compensation for certain of our named executive officers exceeds the $1 million threshold at which tax deductions are limited under Internal Revenue Code Section 162(m), our Compensation Committee will consider whether to take action to balance tax deductibility of executive compensation with its responsibility to retain and motivate executives with competitive compensation programs. The Committee may take such actions as it deems to be in the best interests of the shareholders, including: (i) provide non-deductible compensation above the $1 million threshold; (ii) require deferral by a named executive officer of a portion of the bonus or other compensation to a time when payment may be deductible by us; and/or (iii) modify existing programs to qualify bonuses and other performance-based compensation to be exempt from the deduction limit.
Risk Management Considerations
The Compensation Committee believes that our performance-based bonus and equity programs create incentives to increase long-term shareholder value. Several elements of the program are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk:

•
Incentive bonus payments.  In order for our named executive officers to receive their target performance bonus amounts in 2013, the Company was required to meet a mix of quantitative financial goals and operational goals.

•
PSU awards.  The PSUs granted in 2013 vest three years from the grant date based on our achievement of targets relating to our total shareholder return relative to the Russell 2000 Index and our replacement of mineral reserves. For PSUs awarded in 2014, the Committee has approved metrics that tie vesting to the achievement of targets relating to our TSR relative to a global base metals stock index, and our generation of operating cash flow. These performance metrics were designed to better promote the creation of long-term value and thereby discourage behavior that may lead to excessive risk.

•
Stock option awards.  All new grants of stock options will vest over a three, rather than a two-year period, and will continue to remain exercisable for five years from the date of grant, encouraging executives to look to long-term appreciation in equity values.

•	Stock Ownership Guidelines. Our directors and executive officers are subject to stock ownership guidelines requiring them to maintain a threshold level of ownership of Company stock.

•
Anti-Pledging and Hedging Policies. Pursuant to Company policy, our directors and executive officers are prohibited from pledging the Company's securities as collateral for a loan, and all officers and directors are prohibited from engaging in any hedging transactions with respect to the Company's securities.

The Compensation Committee, in consultation with the Board, periodically reviews the Company's compensation policies and practices for named executive officers to confirm that those policies and practices do not encourage excessive risk-taking.

COMPENSATION COMMITTEE REPORT
We, the Compensation Committee of the Board of Directors of Thompson Creek Metals Company Inc., have reviewed and discussed the Compensation Discussion and Analysis set forth above with the management of the Company, and, based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this Proxy Statement.
This Compensation Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.
COMPENSATION COMMITTEE
Denis C. Arsenault, Chairman
Timothy J. Haddon
Thomas J. O'Neil

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2013, 2012 AND 2011
The following Summary Compensation Table sets forth the compensation of our named executive officers during the 2013, 2012 and 2011 fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)(5)(6)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)(9)	Total ($)
Jacques Perron Chief Executive Officer and Director	2013	105,769	307,250	831,000	356,000	—	108,691	1,708,710
S. Scott Shellhaas	2013	435,000	—	725,156	83,250	110,925	12,500	1,366,831
President and Chief	2012	422,543	—	869,809	—	162,100	23,922	1,478,374
Operating Officer	2011	385,769	—	354,400	—	105,300	14,640	860,109
Pamela L. Saxton	2013	345,100	—	539,478	83,250	91,106	12,500	1,071,434
Executive Vice President and	2012	335,193	—	646,872	—	131,900	23,510	1,137,475
Chief Financial Officer	2011	325,000	—	265,800	—	86,300	18,604	695,704
Mark A. Wilson	2013	308,300	80,929	481,873	105,000	86,941	47,184	1,110,227
Executive Vice President and	2012	299,472	78,566	577,937	—	102,700	55,920	1,114,595
Chief Commercial Officer	2011	287,700	75,521	265,800	—	86,300	50,566	765,887
Wendy Cassity	2013	288,400	—	360,588	—	77,868	12,500	739,356
Vice President, General Counsel	2012	280,161	—	432,533	—	95,200	15,316	823,210
and Secretary	2011	260,000	—	265,800	—	65,000	15,494	606,294
Kevin Loughrey	2013	486,705	116,963	1,238,073	—	131,320	62,627	2,035,688
Former Chairman, Chief Executive	2012	577,131	151,410	1,485,040	—	254,300	90,935	2,558,816
Officer and Director	2011	560,000	147,000	664,500	—	151,200	81,923	1,604,623
_______________________________________________________________________________

(1)	Mr. Perron was appointed as our Chief Executive Officer on October 14, 2013. The salary amount reflected for Mr. Perron reflects his base salary paid in 2013.

(2)
For 2013, the amount shown for Mr. Perron represents a one-time $200,000 "signing bonus" and a $107,250 guaranteed performance bonus for 2013 each paid in accordance with the terms of his employment agreement. The amounts shown for Mr. Loughrey and Mr. Wilson were earned during the calendar year in which such amounts are reflected in accordance with the terms of the retention arrangements described above in our Compensation Discussion and Analysis under the heading "Other Aspects of Our Compensation Program—Retention Arrangements."

(3)
Amounts shown represent the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC 718"), which, in the case of restricted share units, is also equal to the closing market price of the Company's common stock on the grant date. The amounts shown include amounts that have not yet vested, as well as awards that may be later canceled (such as upon an executive's termination of employment); these amounts do not reflect financial benefits actually realized by the executives. For the financial benefits actually realized by our continuing named executive officers in 2013, see the Realized Pay Table for fiscal 2013 below.

For informational purposes, assuming achievement of the highest level of performance for PSUs, calculated by multiplying the closing price of the Company's common stock on the grant date by the maximum number of shares that could be issued upon vesting of the PSUs granted, the value of such awards is $899,157 for Mr. Shellhaas, $668,857 for Ms. Saxton, $597,464 for Mr. Wilson, $447,111 for Ms. Cassity and $1,535,114 for Mr. Loughrey.

(4)
A discussion of the assumptions used in calculating the award values for the purposes of this table may be found in Note 15 to our 2013 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC.

(5)	Mr. Perron's stock awards consist of one-time incentive awards granted in accordance with the terms of his employment agreement as an inducement to accept employment with the Company.

(6)
In connection with Mr. Loughrey's termination of employment and in accordance with the terms of his applicable award agreements, he forfeited 233,300 PSUs and 77,775 RSUs, representing his entire 2013 stock award. The grant date fair value of these awards as reflected in the Summary Compensation Table is $1,238,073.

(7)	Amounts shown represent performance-based cash bonuses.

(8)	The components of the items in the All Other Compensation column for fiscal 2013 column consist of the following:

Name	Qualified Savings (401(k))— Company Contribution ($)	Deferred Compensation under Retention Arrangements ($)	Perquisites, Tax Gross-ups and Other Personal Benefits	Total All Other Compensation for fiscal 2013($)
Jacques Perron	$12,500	—	$96,191	$108,691
S. Scott Shellhaas	$12,500	—	—	$12,500
Pamela L. Saxton	$12,500	—	—	$12,500
Mark A. Wilson	$12,500	34,684	—	$47,184
Wendy Cassity	$12,500	—	—	$12,500
Kevin Loughrey	$12,500	50,127	—	62,627

(9)
The perquisites and other personal benefits set forth above for Mr. Perron are comprised of relocation benefits of $86,788 and a tax gross-up of $9,403 on such amount under the terms of his employment agreement. Pursuant to SEC rules, we have not included personal benefits for any other named executive officer as such amounts did not exceed $10,000 in the aggregate for any such individual for 2013.

REALIZED PAY TABLE FOR FISCAL 2013
The following table presents actual compensation realized in 2013 by our named executive officers. This table supplements the Summary Compensation Table above, but is not a substitute for that table. The primary difference between this supplemental table and the Summary Compensation Table is the method used to value our PSUs, RSUs and stock options. Under SEC rules, the Summary Compensation Table reports the grant date fair value of all PSUs, RSUs and stock options granted during the year, regardless of whether the stock awards have vested or whether the option awards have been exercised. As a result, a significant portion of each total compensation amount reported in the Summary Compensation Table relates to stock awards and stock options that have not vested or been exercised and for which the value to the named executive officer is therefore uncertain (and which may end up having no value at all). In contrast, this supplemental table includes only PSUs and RSUs that vested and options that were exercised during the year and shows the value of those awards on the applicable vesting or exercise date. It should be noted that these named executive officers might not actually realize the value attributed to these awards even in this supplemental table, because the ultimate value of their vested shares will depend on the value of our stock when they are sold.
The following information should be read in conjunction with the CD&A and the Summary Compensation Table above, and the tables and the footnotes below.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Vested ($)(2)	Options Exercised ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(1)	Total Realized ($)
Jacques Perron Chief Executive Officer and Director	2013	105,769	307,250	—	—	—	108,691	521,710
S. Scott Shellhaas President and Chief Operating Officer	2013	435,000	—	23,015	—	110,925	12,500	581,440
Pamela L. Saxton Executive Vice President and Chief Financial Officer	2013	345,100	—	17,116	—	91,106	12,500	465,822
Mark A. Wilson Executive Vice President and Chief Commercial Officer	2013	308,300	80,929	15,294	—	86,941	47,184	538,648
Wendy Cassity Vice President, General Counsel and Secretary	2013	288,400	—	11,445	—	77,868	12,500	390,213
Kevin Loughrey Former Chairman, Chief Executive Officer and Director	2013	486,705	116,963	39,292	—	131,320	62,627	836,907
_______________________________________________________________________________

(1)	These columns report the same amounts reported in the Summary Compensation Table. For an explanation of these amounts, see the applicable footnote in the Summary Compensation Table.

(2)
Amounts shown represent the aggregate value of all PSUs and RSUs that vested during the year. The value of vested stock awards is calculated by multiplying the number of shares vested by the closing price of our common stock on the vesting date. No PSUs vested in 2013 because the performance metrics were not met.

(3)
No options were exercised during 2013. Amounts shown would represent the aggregate value of all options that were exercised during the year. The value of vested options is calculated by multiplying the number of options exercised by the difference (but not less than zero) between the exercise price and the closing price of our common stock on the exercise date.

GRANTS OF PLAN-BASED AWARDS IN 2013
The following table presents information regarding the long-term incentive awards granted to our named executive officers for 2013. Amounts shown under the heading “Grant Date Fair Value of Stock and Option Awards” present the aggregate grant date fair value of the awards (as computed for financial accounting purposes) and do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards. For information regarding the financial benefit, if any, actually realized by each continuing named executive officer upon vesting of equity awards in 2013, see the Realized Pay Table for fiscal 2013 above.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Annual Performance Bonus) ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (Performance Share Units)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(4)	Closing Market Price on the Grant Date ($)	Grant Date Fair Value of Stock and Options Awards ($(5)
		Threshold (#)	Target (#)	Maximum(#)	Threshold (#)	Target (#)	Maximum(#)
Jacques Perron	—	—	—	107,137
	11/21/2013							300,000			2.77	831,000
	11/21/2013								400,000	2.87		356,000
S. Scott Shellhaas	—	163,125	326,250	652,500
	3/3/2013				—	136,650	273,300					575,297
	3/3/2013							45,550			3.29	149,860
	3/3/2013								75,000	3.36		83,250
Pamela L. Saxton	—	103,530	207,060	414,120
	3/3/2013				—	101,650	203,300					427,947
	3/3/2013							33,900			3.29	111,531
	3/3/2013								75,000	3.36		83,250
Mark A. Wilson	—	92,490	184,980	369,960
	3/3/2013				—	90,800	181,600					382,268
	3/3/2013							30,275			3.75	113,531
	8/16/2013								75,000	3.31		105,000
Wendy Cassity	—	72,100	144,200	288,400
	3/3/2013				—	67,950	135,900					286,070
	3/3/2013							22,650			3.29	74,519
Kevin Loughrey	—	267,345	534,690	1,069,380
	3/3/2013				—	233,300	466,600					982,193
	3/3/2013							77,775			3.29	255,880
_______________________________________________________________________________

(1)
Represents the threshold, target and maximum amounts payable under the 2013 Performance Bonus Plan. If the minimum performance criteria were not achieved for the threshold level, no bonus would be paid. For Mr. Perron, this amount reflects his maximum bonus opportunity of 180% of his base salary less his minimum guaranteed target bonus opportunity of 90% of his base salary which is included in the Bonus column of the Summary Compensation Table. Targeted performance bonus potential payout for 2013 was 90% of base salary for Mr. Loughrey, 75% of base salary for Mr. Shellhaas, 60% of base salary for Ms. Saxton and Mr. Wilson and 50% of base salary for Ms. Cassity. The actual amounts earned are listed in the Non-Equity Incentive Payments column of the Summary Compensation Table.

(2)
Represents the range of shares that may be released at the end of the three-year performance period applicable to PSU awards. The vesting terms for our PSUs are described in more detail above under "Compensation Discussion and Analysis–Equity Compensation." In connection with Mr. Loughrey's termination of employment, his 2013 grants of performance share units and restricted share units were forfeited.

(3)
Represents awards of RSUs vesting as to one-third of the units on each of the first three anniversaries of the grant date. The amount shown for Mr. Perron represents a one-time sign-on award of RSUs awarded in accordance with the terms of his employment agreement. The vesting terms for our RSUs are described in more detail above under "Compensation Discussion and Analysis–Equity Compensation."

(4)
The exercise price is equal to the volume-weighted average trading price of the Company's common stock on the Toronto Stock Exchange for the five days prior to the grant date, converted at the average noon exchange rate quoted by the Bank of Canada on the date of grant. The Board of Directors approved the number of options to be granted and the formula for determining the exercise price before the start of the five days which determined the exercise price.

(5)
Amounts shown represent the aggregate grant date fair value computed in accordance with the FASB ASC 718, which, in the case of restricted share units, is also equal to the closing market price of the Company's common stock on the grant date. In 2013, the grant date fair value of the RSUs is $3.29 for the March 2013 awards and $2.77 for the November 2013 award. The grant date far value of the PSUs is $4.21. A discussion of the assumptions used in calculating the award values for the purposes of this table may be found in Note 15 to our 2013 audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END
The following table provides information on the holdings of stock options and stock awards by our named executive officers on December 31, 2013. For additional information about the stock and option awards, see the description of equity incentive compensation in the "Compensation Discussion and Analysis" section of this proxy statement.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights that Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested($)(5)
Jacques Perron	11/21/2013	—	400,000	2.87	11/21/2018	300,000	654,000	—	—
S. Scott Shellhaas	8/6/2009	200,000	—	15.45	8/6/2014	—	—	—	—
	12/2/2009	35,000	—	12.14	12/2/2014	—	—	—	—
	5/6/2011	—	—	—	—	—	—	40,000	87,200
	2/24/2012	—	—	—	—	12,929	28,185	58,181	126,835
	3/3/2013	25,000	50,000	3.36	3/3/2018	45,550	99,299	136,650	297,897
Pamela L. Saxton	12/2/2009	55,000		12.14	12/2/2014	—	—	—	—
	5/6/2011	—	—	—	—	—	—	30,000	65,400
	2/24/2012	—	—	—	—	9,615	20,961	43,269	94,326
	3/3/2013	25,000	50,000	3.36	3/3/2018	33,900	73,902	101,650	221,597
Mark A. Wilson	12/2/2009	55,000	—	12.14	12/2/2014	—	—	—	—
	5/6/2011	—	—	—	—	—	—	30,000	65,400
	2/24/2012	—	—	—	—	8,590	18,726	38,658	84,274
	3/3/2013	—	—	—	—	30,275	66,000	90,800	197,944
	8/16/2013	25,000	50,000	3.31	8/16/2018	—	—	—	—
Wendy Cassity	9/27/2010	43,000	—	9.43	8/5/2015	—	—	—	—
	5/6/2011	—	—	—	—	—	—	30,000	65,400
	2/24/2012	—	—	—	—	6,429	14,015	28,932	63,072
	3/3/2013	—	—	—	—	22,650	49,377	67,950	148,131
Kevin Loughrey	12/2/2009	115,000	—	12.14	12/2/2014	—	—	—	—
	5/6/2011	—	—	—	—	—	—	75,000	163,500
	2/24/2012	—	—	—	—	22,074	48,121	99,334	216,548
_______________________________________________________________________________

(1)
With the exception of Mr. Perron's and Ms. Cassity's stock options, the stock options vest one-third on the date of grant and one-third on each of the first and second anniversaries of the date of grant. Mr. Perron's stock options vest one-third on the first, second and third anniversaries of the date of grant. Ms. Cassity's stock options vest one-third on August 5, 2010, one-third on August 5, 2011 and one-third on August 5, 2012. All of Mr. Loughrey's outstanding options were canceled in January 2014 in connection with his termination of employment with the Company.

(2)
Awards granted on December 2, 2009 and thereafter were granted in U.S. dollars. For awards granted prior to December 2, 2009, the exercise prices have been converted from Canadian dollars to U.S. dollars based on the Bank of Canada exchange rate on the date of grant which may be different from the exchange rate on the date of exercise.

(3)	RSUs vest ratably over a three-year period. See our Compensation Discussion & Analysis for a more detailed description of the terms of our RSUs.

(4)
Reflects the number of shares that may be released upon vesting of PSUs granted in 2011, 2012 and 2013 assuming target performance. PSUs granted in 2011 vest based on the achievement of stock price targets over a three-year period. PSUs granted in 2012 and 2013 cliff vest three years from the grant date based on the Company's achievement of objective targets relating to the Company's total shareholder return relative to the Russell 2000 Index and the Company's success in replacing mineral reserves. The amounts above assume the achievement of target performance for PSUs granted in 2012 and 2013. See our Compensation Discussion & Analysis for a more detailed description of the terms of our PSUs.

(5)
The market value is the number of shares shown in the table multiplied by $2.18, the closing market price of our common stock on the New York Stock Exchange on December 31, 2013, the last trading day of the Company's fiscal year 2013.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2013
The following table provides information concerning RSUs vested during 2013 for each of the named executive officers. No named executive officers exercised options during 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Received on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)
Jacques Perron	—	—	—	—
S. Scott Shellhaas	—	—	4,054	$14,432
Pamela L. Saxton	—	—	3,015	$10,733
Mark A. Wilson	—	—	2,694	$9,591
Wendy Cassity	—	—	2,016	$7,177
Kevin Loughrey	—	—	7,225	$25,721
_______________________________________________________________________________
2013 NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table provides information regarding contributions, earnings, withdrawals, distributions and balances under the deferred portion of our retention arrangements with payment after termination of employment. Details of these retention arrangements are described above in our Compensation Discussion and Analysis under the heading "Other Aspects of Our Compensation Program; Retention Arrangements."

Name	Executive Contributions in 2013($)	Registrant Contributions in 2013($)(1)	Aggregate Earnings in 2013	Aggregate Withdrawals / Distributions($)	Aggregate Balance at December 31, 2013($)
Kevin Loughrey	—	50,127	—	—	238,936
S. Scott Shellhaas	—	—	—	—	—
Pamela L. Saxton	—	—	—	—	—
Mark A. Wilson	—	34,684	—	—	123,382
Wendy Cassity	—	—	—	—	—
_______________________________________________________________________________

(1)
The amounts reported here as "Registrant Contributions" include amounts earned by Mr. Loughrey and Mr. Wilson in 2013 but generally payable after termination of employment under the terms of their retention arrangements and reported as compensation to such named executive officers in the All Other Compensation Table above.

POTENTIAL PAYMENTS AND BENEFITS UPON TERMINATION
Estimated Payments Upon Death or Disability
In the event of a termination by reason of death or disability of a named executive officer, we are required, pursuant to such executive's employment agreement, to pay such executive or his or her estate (i) the equivalent of such officer's accrued vacation at the time of termination, subject to a maximum amount of accrued vacation based on such officer's vacation entitlement, and (ii) a pro-rated bonus payment if a bonus would otherwise have been awarded to the executive if he or she remained employed (payable at the time the bonus would have normally been payable). Each of Mr. Shellhaas, Ms. Saxton, Mr. Wilson and Ms. Cassity is also entitled, under the terms of his or her employment agreement, to the equivalent of four weeks of base salary at such executive's then-existing base salary multiplied by the number of years that such named executive officer has been employed by us (pro-rated for any partial year of employment). Mr. Perron is not entitled to this payment. Mr. Wilson is also entitled to all retention amounts that have accrued as of the end of the most recent calendar quarter prior to such termination. These payments are described in more detail above under "Compensation, Discussion and Analysis—Other Aspects of our Compensation Program; Retention Arrangements."
In the event of a termination by reason of death or disability, unvested PSUs, and RSUs granted to our named executive officers in February 2013 and thereafter are forfeited pursuant to their terms subject to the discretion of the Compensation Committee to determine otherwise. Any unvested PSUs or RSUs granted to our named executive officers prior to February 2013 continue to vest pursuant to their terms in the event of a termination by reason of death or disability according to their vesting schedule.
In the event of a termination by reason of death or disability, unvested options granted to our named executive officers in February 2013 and thereafter are forfeited pursuant to their terms subject to the discretion of the Compensation Committee to determine otherwise. None of our named executive officers holds unvested options granted prior to February 2013. Vested options generally remain exercisable for a period of 12 months following termination by reason of death or disability.
Estimated Payments Upon Voluntary Termination by Executive or Retirement
Under the terms of the employment agreements of each of our named executive officers, upon voluntary termination of employment by the executive, the executive shall be entitled to receive in a lump-sum, less any required withholdings the equivalent of such officer's accrued vacation at the time of the notice date, subject to a maximum amount of accrued vacation based on such officer's vacation entitlement. In addition to this amount, upon retirement on or after age 62, each of Mr. Shellhaas, Ms. Saxton, Mr. Wilson and Ms. Cassity is entitled to receive, less any required withholdings, the equivalent of four weeks of base salary at his or her then-existing base salary multiplied by the number of years such officer has been employed by us. Mr. Perron is entitled to a pro-rated bonus payment if a bonus would otherwise have been awarded to him if he remained employed (payable at the time the bonus would have normally been payable). Mr. Wilson is also entitled to all retention amounts that have accrued as of the end of the most recent calendar quarter prior to such termination.
Upon voluntary termination of employment by the executive, all unvested options, PSUs and RSUs are forfeited. Upon termination of employment due to retirement on or after age 62, any unvested RSUs, PSUs and options granted in February 2013 and thereafter are forfeited pursuant to their terms subject to Committee discretion to determine otherwise. Unvested RSUs and PSUs granted prior to February 2013 continue to vest after retirement on or after age 62 according to their vesting schedule. There are no unvested options granted to named executive officers prior to February 2013. Vested options remain exercisable for a period of 3 months following termination of employment for reasons other than death or disability.
Estimated Payments Upon Termination for Other Reasons
Under the terms of the employment agreements of each of our named executive officers, if we terminate his or her employment other than for Cause (as defined in each respective employment agreement), then the terminated officer is entitled to receive in a lump-sum, less any required withholdings, (i) the equivalent of 24 months' base salary in effect on the date notice of termination is given, or the notice date, (ii) the equivalent of such officer's accrued vacation at the time of the notice date, subject to a maximum amount of accrued vacation based on such officer's vacation entitlement, (iii) a pro-rated bonus payment based on our actual performance, and (iv) the equivalent of 24 multiplied by the last monthly premium amount that we have paid on such officer's behalf for long-term disability insurance prior to termination. Each of Mr. Shellhaas, Ms. Saxton, Mr. Wilson and Ms. Cassity is also entitled to the equivalent of four weeks of base salary at his or her then-existing base salary multiplied by the number of years such officer has been employed by us. Each of our named executive officers is entitled to payments reflecting the cost of medical and dental insurance coverage during the 24-month period following any such termination. Mr. Wilson is also entitled to all retention amounts that have accrued as of the end of the most recent calendar quarter prior to such termination. These payments are described in more detail above under "Compensation, Discussion and Analysis—Other Aspects of our Compensation Program; Retention Arrangements."

Upon termination other than for Cause, unvested PSUs and RSUs granted to our named executive officers in February 2013 and thereafter are forfeited subject to the discretion of the Committee to determine otherwise. Upon termination of employment by the Company other than for Cause, any unvested RSUs granted to our named executive officers prior to February 2013 which would have vested during the 24 months following termination by the Company other than for Cause vest on the notice date of such termination. Upon termination of employment by the Company other than for Cause, unvested PSUs granted prior to February 2013 to our named executive officers vest at target.
Upon termination other than for Cause, unvested options granted to our named executive officers in February 2013 and thereafter are forfeited subject to the discretion of the Committee to determine otherwise. None of our named executive officers holds unvested options granted prior to February 2013. Vested options remain exercisable for a period of three months following termination of employment by the Company other than for Cause.
If we terminate the employment of any of our executives for Cause, such executive officer is only entitled to receive any compensation earned through the date of termination and the equivalent of such officer's accrued vacation at the time of the notice date, subject to a maximum amount of accrued vacation based on such officer's vacation entitlement.
Estimated Payments Upon a Change of Control
Pursuant to the terms of Mr. Perron's employment agreement, in the event of a change of control (as defined in such agreement) and within 12 months of such change of control, we give notice of our intention to terminate his or her employment for any reason other than cause, or a triggering event (as defined in his employment agreement) occurs and Mr. Perron elects to terminate his or her employment, then Mr. Perron is entitled to receive in a lump-sum, less any required withholdings, (1) the equivalent of 24 months' base salary in effect on the notice date, (2) the equivalent of such officer's accrued vacation at the time of the notice date, subject to a maximum amount of accrued vacation based on such officer's vacation entitlement, (3) a lump sum equal to two-times Mr. Perron's target bonus for the year of termination if a bonus would otherwise have been awarded to him if he remained employed (payable at the time the bonus would have normally been payable), and (4) the equivalent of 24 multiplied by the last monthly premium amount that we have paid on such officer's behalf for long-term disability insurance prior to termination.
Pursuant to the terms of our employment agreements with each of Mr. Shellhaas, Ms. Saxton, Mr. Wilson and Ms. Cassity, in the event there is a change of control (as defined in the employment agreements) and (i) within 120 days of such change of control, a named executive officer elects to terminate his or her employment, or (ii) within 12 months of such change of control, we give notice of our intention to terminate his or her employment for any reason other than cause, or a triggering event (as defined in the employment agreements) occurs and such officer elects to terminate his or her employment, then such officer is entitled to receive in a lump-sum, less any required withholdings, (1) the equivalent of 36 months' base salary in effect on the notice date, (2) the equivalent of four weeks of base salary at such officer's then-existing base salary multiplied by the number of years that such officer has been employed with us, (3) the equivalent of such officer's accrued vacation at the time of the notice date, subject to a maximum amount of accrued vacation based on such officer's vacation entitlement, (4) a pro-rated bonus payment based on our performance bonus guidelines, and (5) the equivalent of 36 multiplied by the last monthly premium amount that we have paid on such officer's behalf for long-term disability insurance prior to termination.
Upon the termination the executive's employment resulting from a change of control, each of our named executive officers are also entitled to payments reflecting the cost of medical and dental insurance coverage during the 24-month (in the case of Mr. Perron) or 36-month (for each of our other named executive officers) period following such change of control. Mr. Wilson is also entitled to all retention amounts that have accrued as of the end of the most recent calendar quarter prior to such termination. These payments are described in more detail above under "Compensation, Discussion and Analysis—Other Aspects of our Compensation Program; Retention Arrangements."
With respect to unvested RSUs granted in February 2013 and thereafter, unvested PSUs and unvested options, upon a change of control, the Company shall be deemed to have achieved target performance for purposes of unvested PSUs and the Compensation Committee shall determine for each executive that such RSUs, PSUs and options will either: (i) immediately vest and settle or (ii) be assumed by the successor corporation, provided that, if assumed by the successor corporation, such RSUs, PSUs and options will immediately vest and settle in the event the executive is terminated or demoted during the 12-month period following the change of control. Upon a change of control, any unvested RSUs granted to our named executive officers prior to February 2013 which would have vested during the 36 months following notice of termination upon change of control vest on the notice date of such termination.
Other Employment Agreement Provisions and Tables
Except in the case of death, amounts due upon termination of employment to our named executive officers pursuant to their employment agreements are conditioned upon such officer executing a general release of claims in a form satisfactory to us. Our named executive officers are subject to non-solicitation requirements following termination of employment as well as confidentiality obligations. The non-solicit is 12 months for Mr. Perron and 24 months for each of our other named executive officers.
The tables below describe and quantify certain compensation that would become payable under existing plans and arrangements if the named executive officer's employment had terminated on December 31, 2013), or if a change of control occurred on that date, given the named executive officer's compensation, age and service levels as of such date and, if applicable, based on our closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees and do not include any pro-rated bonus since the tables are prepared as of December 31, 2013. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and our stock price. To the extent that any payment would be subject to interest and additional tax imposed pursuant to Internal Revenue Code Section 409A, then such payment will be paid on the date that is the earliest of six months from the termination date or such other date as will not result in such payment being subject to such Section 409A sanctions.
In addition, we have agreed with each named executive officer that, in the event any payment received or to be received by such officer would constitute a "parachute payment" within the meaning of Section 280G and would otherwise be subject to the excise tax imposed by Section 4999 of the Code, then such payment shall be either: (i) provided to such named executive officer in full, or (ii) provided to such named executive officer as to such lesser extent as would result in no portion of such payment being subject to such excise tax, whichever of the amounts, when taking into account applicable federal, state, local and foreign income and employment taxes and any other taxes, results in the named executive officer receiving (on an after tax basis) the greatest amount of benefits (notwithstanding the fact that all or some of the payments may be taxable). Any such reduction would be calculated at the time of the termination event or change of control and is not reflected in the estimated amounts provided in the tables below.
JACQUES PERRON
The following table shows the potential payments upon termination or a change of control of the Company for Jacques Perron, our Chairman and Chief Executive Officer.

	Voluntary Termination/ Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance (1)	—	1,100,000	—	2,090,000	—	—
Restricted Share Units(1)(2)(3)	—	—	—	654,000	—	—
Performance Share Units	—	—	—	—	—	—
Benefits Payments	—	46,528	—	46,528	—	—
Unused Vacation Pay	5,939	5,939	5,939	5,939	5,939	5,939
Total	5,939	1,152,467	5,939	2,796,467	5,939	5,939
_______________________________________________________________________________

(1)	Reflects 24 months' base salary of $1,100,000 plus two-times Mr. Perron's target bonus for the year of termination.

(2)	The amounts reflected for "Change of Control" assume target payout of RSUs. Upon a change of control, the RSUs will either immediately vest and settle or be assumed by the successor corporation.

(3)
The value was calculated by multiplying the number of shares vesting by $2.18, the closing market price of our common stock on the New York Stock Exchange on December 31, 2013, the last trading day of the Company's fiscal year 2013.

S. SCOTT SHELLHAAS
The following table shows the potential payments upon termination or a change of control of the Company for Mr. Shellhaas, our President and Chief Operating Officer.

	Voluntary Termination/ Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance(1)	147,047	1,017,047	—	1,452,047	147,047	147,047
Restricted Share Units(1)(2)(3)(4)	28,185	28,185	—	127,484	28,185	28,185
Performance Share Units(1)(2)(3)(4)	214,035	214,035	—	511,932	214,035	214,035
Benefits Payments	—	69,270	—	103,905	—	—
Unused Vacation Pay	16,731	16,731	16,731	16,731	16,731	16,731
Total	405,998	1,345,268	16,731	2,212,099	405,998	405,998
_______________________________________________________________________________

(1)	Mr. Shellhaas qualifies for retirement treatment on voluntary termination.

(2)
In the event of termination of employment due to retirement after age 62, death or permanent disability, any unvested PSUs and RSUs granted to our named executive officers prior to February 2013 continue to vest according to the vesting schedule. If the Company achieves target performance, Mr. Shellhaas' PSUs would vest and he would receive shares in the Company with a market value as of December 31, 2013 of $214,035.

(3)
The amounts reflected for "Change of Control" assume target payout of RSUs and PSUs. Upon a change of control, the Company shall be deemed to have achieved target performance for purposes of unvested PSUs and all RSUs and PSUs will either immediately vest and settle or be assumed by the successor corporation.

(4)
The value was calculated by multiplying the number of shares vesting by $2.18, the closing market price of our common stock on the New York Stock Exchange on December 31, 2013, the last trading day of the Company's fiscal year 2012.

PAMELA L. SAXTON
The following table shows the potential payments upon termination or a change of control of the Company for Ms. Saxton, our Executive Vice President and Chief Financial Officer.

	Voluntary Termination/ Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance	—	833,840	—	1,178,940	143,640	143,640
Restricted Share Units(1)(2)	—	20,961	—	94,863	20,961	20,961
Performance Share Units(1)(2)(3)	—	159,726	—	381,323	159,726	159,726
Benefits Payments	—	63,008	—	94,512	—	—
Unused Vacation Pay	13,273	13,273	13,273	13,273	13,273	13,273
Total	13,273	1,090,808	13,273	1,762,911	337,600	337,600
_______________________________________________________________________________

(1)
The value was calculated by multiplying the number of shares vesting on termination of employment by $2.18, the closing market price of our common stock on the New York Stock Exchange on December 31, 2013, the last trading day of the Company's fiscal year 2013.

(2)
In the event of termination of employment due to retirement after age 62, death or permanent disability, any unvested PSUs and RSUs granted to our named executive officers prior to February 2013 continue to vest according to the vesting schedule. If the Company achieves target performance, Ms. Saxton's PSUs would vest and she would receive shares in the Company with a market value as of December 31, 2013 of $159,726.

(3)
The amounts reflected for "Change of Control" assume target payout of RSUs and PSUs. Upon a change of control, the Company shall be deemed to have achieved target performance for purposes of unvested PSUs and all RSUs and PSUs will either immediately vest and settle or be assumed by the successor corporation.

MARK A. WILSON
The following table shows the potential payments upon termination or a change of control of the Company for Mr. Wilson, our Executive Vice President and Chief Commercial Officer.

	Voluntary Termination/ Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance	—	816,329	—	1,124,629	199,729	199,729
Retention(1)	—	185,862	—	185,862	185,862	185,862
Restricted Share Units(2)(3)	—	18,728	—	84,727	18,728	18,728
Performance Share Units(2)(3)(4)	—	149,674	—	347,618	149,674	149,674
Benefits Payments	—	75,608	—	113,412	—	—
Unused Vacation Pay	11,858	11,858	11,858	11,858	11,858	11,858
Total	11,858	1,258,059	11,858	1,868,106	565,851	565,851
_______________________________________________________________________________

(1)
These amounts reflect amounts payable under the terms of the retention arrangement described above in our Compensation Discussion and Analysis under the heading "Other Aspects of Our Compensation Program; Retention Arrangements."

(2)
The value was calculated by multiplying the number of shares vesting on termination of employment by $2.18, the closing market price of our common stock on the New York Stock Exchange on December 31, 2013, the last trading day of the Company's fiscal year 2013.

(3)
In the event of termination of employment due to retirement after age 62, death or permanent disability, any unvested PSUs and RSUs granted to our named executive officers prior to February 2013 continue to vest according to the vesting schedule. If the Company achieves target performance, Mr. Wilson's PSUs would vest and he would receive shares in the Company with a market value as of December 31, 2013 of $149,674.

(4)
The amounts reflected for "Change of Control" assume target payout of RSUs and PSUs. Upon a change of control, the Company shall be deemed to have achieved target performance for purposes of unvested PSUs and all RSUs and PSUs will either immediately vest and settle or be assumed by the successor corporation.

WENDY CASSITY
The following table shows the potential payments upon termination or a change of control of the Company for Ms. Cassity, our Vice President, General Counsel and Secretary.

	Voluntary Termination/ Retirement ($)	Involuntary not for Cause ($)	Involuntary for Cause ($)	Change of Control ($)	Disability ($)	Death ($)
Severance	—	650,404	—	938,804	73,604	73,604
Restricted Share Units(1)	—	14,016	—	63,393	14,016	14,016
Performance Share Units(1)(2)(3)	—	128,472	—	276,603	128,472	128,472
Benefits Payments	—	68,432	—	102,648	—	—
Unused Vacation Pay	8,319	8,319	8,319	8,319	8,319	8,319
Total	8,319	869,643	8,319	1,389,767	224,411	224,411
_______________________________________________________________________________

(1)
The value was calculated by multiplying the number of shares vesting on termination of employment by $2.18, the closing market price of our common stock on the New York Stock Exchange on December 31, 2013, the last trading day of the Company's fiscal year 2013.

(2)
In the event of termination of employment due to retirement after age 62, death or permanent disability, any unvested PSUs and RSUs granted to our named executive officers prior to February 2013 continue to vest according to the vesting schedule. If the Company achieves target performance, Ms. Cassity's PSUs would vest and she would receive shares in the Company with a market value as of December 31, 2013 of $128,472.

(3)
The amounts reflected for "Change of Control" assume target payout of RSUs and PSUs. Upon a change of control, the Company shall be deemed to have achieved target performance for purposes of unvested PSUs and all RSUs and PSUs will either immediately vest and settle or be assumed by the successor corporation.

KEVIN LOUGHREY
As discussed above, Mr. Loughrey, our former Chairman and Chief Executive Officer retired in October 2013. In connection with the termination of his employment with us, Mr. Loughrey is entitled to receive the following payments and other benefits from us pursuant to the terms of his employment agreement and upon Mr. Loughrey’s execution of a confidential waiver and release agreement:

•
a lump sum payment in the amount of $238,936, which represented the accrued and unpaid portion of Mr. Loughrey’s retention amount through the date of his retirement (see "Compensation, Discussion and Analysis—Other Aspects of our Compensation Program; Retention Arrangements" above for more information);

•	a lump sum severance payment in the amount of $746,475, which equaled four weeks of Mr. Loughrey’s then-existing base salary multiplied by his 16.33 years of service with the Company;

•
a lump sum payment in the amount of $131,320, which represented Mr. Loughrey’s prorated cash bonus for 2013, based on the achievement of Company and individual performance metrics in 2013, as approved by our Board; and

•	a lump sum payment in the amount of $23,201 representing his accrued and unused vacation.
Pursuant to the terms of Mr. Loughrey’s award agreements under our 2010 Long-Term Incentive Plan, the following unvested equity awards continue to vest after the date of termination in accordance with the applicable vesting for such awards as though Mr. Loughrey were in active, continuous employment with us:

•	11,037 RSUs, which will vest on February 24, 2015;

•	75,000 PSUs, which will vest on May 6, 2014 if the closing price of our common stock on such date is greater than $11.94; and

•	99,334 PSUs, which will vest on February 24, 2015 if certain performance metrics have been achieved, as described above in our “Compensation Discussion and Analysis.”

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2013 with respect to shares of common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued on Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (4)	Number of Securities Remaining Available for Future Issuance Under Plans, Excluding Securities Available in First Column (5)(6)
Equity compensation plans approved by stockholders (1) (2)	4,450,307	$9.96	2,472,812
Equity compensation plans not approved by stockholders (3)	700,000	$2.87	—
Total	5,150,307	$8.86	2,472,812
_______________

(1)
Included in this category are the following equity compensation plans, which have been approved by the Company’s shareholders: our Amended Incentive Stock Option Plan (the "2007 Plan"), 2010 Long-Term Incentive Plan (the "2010 Plan") and 2010 Employee Stock Purchase Plan (the "ESPP").

(2)
Includes 2,570,717 shares subject to RSUs or PSUs that entitle each holder thereof to one share of common stock for each unit (assuming all outstanding PSU awards vest at target) that vest over the holder's period of continued service and/or the satisfaction or attainment of specified performance criteria described in more detail above under "Executive Compensation; Compensation Discussion and Analysis; 2013 Compensation; Long-Term Incentive Plan Compensation."

(3)
Included in this category is a one-time inducement award granted to our Chief Executive Officer in connection with his commencement of employment with us comprised of stock options to purchase 400,000 shares of our common stock and 300,000 restricted share units, each vesting in three equal annual installments beginning on the first anniversary of the date of grant.

(4)
This column does not reflect the purchase price of shares to be purchased pursuant to the ESPP. In addition, the weighted-average exercise price does not take into account 2,570,717 shares of common stock subject to outstanding RSUs and PSUs that will become issuable following the vesting of those units and awards, without any cash consideration or other payment required for those shares. Since 2011, the majority of option and rights grants have had a strike price denominated in US dollars and, as such, those with a Canadian dollar strike price have been converted to US dollars for disclosure purposes using the exchange rates on the respective date of grant.

(5)
Includes 2,257,743 shares of common stock available for future issuance under the 2010 Long-Term Incentive Plan as of December 31, 2013. Such shares may be issued upon the exercise of stock options granted under such plan or pursuant to restricted stock issuances, RSU awards, PSU awards and other equity-based awards under such plan. Also includes 215,069 shares of common stock available for future issuance under the ESPP, which plan was suspended effective July 1, 2013 pending approval by our shareholders of the Amended and Restated 2010 Employee Stock Purchase Plan.

(6)
The table shows our outstanding equity awards as of December 31, 2013. In January and February 2014, 56,892 shares came back to the 2010 Long-Term Incentive Plan as a result of forfeitures. From January 1, 2014 through March 14, 2014, we granted a total of 138,075 options and 189,600 RSUs under the 2010 Plan to directors and employees. These awards reduced the number of shares available under the 2010 Plan. As of March 14, 2014, 1,986,960 shares remain available for future issuance under the 2010 Plan, assuming that all outstanding PSUs pay out at target.

The 2010 Plan was approved by our shareholders and became effective in May 2010, after which time no new equity awards could be made under the 2007 Plan.

The ESPP was approved by our stockholders in May 2010 and became effective on July 1, 2010. The ESPP was suspended effective July 1, 2013 pending approval by our shareholders of the Amended and Restated 2010 Employee Stock Purchase Plan which will make additional shares available for issuance.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On the recommendation of the Audit Committee, the Board recommends that our shareholders appoint KPMG LLP as our independent registered public accounting firm through the next annual meeting of shareholders and authorize our Board to fix its remuneration for such period. You are being asked to approve these items pursuant to Proposal 4. During 2013, KPMG LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services, as further described below. A representative of KPMG LLP is expected to be present at the annual and special meeting and will have an opportunity to make a statement should he or she so desire. The representative will also be available to respond to appropriate questions from shareholders during the meeting.
The following table sets forth approximate aggregate fees billed to us for the fiscal years ending December 31, 2013 and 2012 by KPMG LLP:

	2013 ($)	2012 ($)
Audit Fees (1)	1,348,250	1,287,304
Audit Related Fees (2)	15,000	348,350
Tax Fees (3)	—	117,870
All Other Fees	—	—
Total	1,363,250	1,753,524
_______________________________________________________________________________

(1)
These fees for both years relate to services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, review of the financial statements of our Endako Mine joint venture, and services in connection with our regulatory filings.

(2)
For 2013, these fees relate to services rendered in connection with a consent. For 2012, these fees relate to the review of potential business and financing transactions, comfort letter fees and the review of a prospectus and registration statement in connection with a securities offering.

(3)	For 2012, these fees relate to services rendered in connection with tax compliance, tax advice, tax planning and tax training.
The Audit Committee pre-approved all audit and non-audit services performed by the Company's independent auditor in advance. The Audit Committee also reviewed and approved actual spending on such services on a quarterly basis.
AUDIT COMMITTEE REPORT
Our Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee manages our relationship with our independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as it deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
Management is primarily responsible for the preparation, presentation and integrity of our financial statements and our internal control over financial reporting. The Company's independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for expressing opinions on the conformity of those financial statements with United States generally accepted accounting principles and the effectiveness of our internal control over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board on its findings.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the Company's independent registered public accounting firm, KPMG LLP, the audited financial statements for the year ended December 31, 2013. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has received from KPMG LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP that firm's independence.

Based upon the reviews and discussions referred to above, in reliance on management and KPMG LLP, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee's charter, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.
The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.
AUDIT COMMITTEE
James L. Freer, Chairman
Denis C. Arsenault
Carol T. Banducci

OVERVIEW OF PROPOSALS
This proxy statement contains six proposals requiring shareholder action:
• Proposal 1 requests the election of 6 directors to our Board of Directors;
• Proposal 2 requests approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan;
• Proposal 3 requests approval of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan;
• Proposal 4 requests the appointment of KPMG LLP as our independent registered public accounting firm from their engagement through the next annual meeting of shareholders and the authorization of our Board to fix its remuneration;
• Proposal 5 requests an advisory vote to approve the compensation of our named executive officers; and
• Proposal 6 requests approval of an amendment to our Articles of Continuance to include an advance notice provision with respect to the nomination of directors.
Each of these proposals is described in more detail on the pages that follow.
ELECTION OF DIRECTORS (PROPOSAL 1)
Our Board of Directors presently is comprised of 7 directors. On the recommendation of the Compensation and Governance Committee, the Board has nominated the 6 persons named below for election as directors this year, each to serve until the next annual meeting of shareholders or until his or her successor is elected or appointed:
•    Denis C. Arsenault
•    Carol T. Banducci
•    James L. Freer
•    James P. Geyer
•    Timothy J. Haddon
•    Jacques Perron
The Board believes that all the nominees named above are highly qualified and have the skills and experience required for effective service on the Board. The nominees' individual biographies, included in this proxy statement above under "Directors and Executive Officers — Directors," contain information about their experience, qualifications and skills that led the Board to nominate them.
All of the nominees other than Mr. Perron were elected to the Board at our last annual meeting, and all of the nominees are currently serving as directors of the Company. All of the nominees have indicated to the Company that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders will vote for a nominee or nominees designated by the Board.
Each director nominee who receives more "FOR" votes than votes "WITHHELD" representing shares of Thompson Creek common stock present in person or represented by proxy and entitled to be voted at the annual and special meeting will be elected. If an incumbent director nominee receives a greater number of votes "WITHHELD" with respect to his or her election than votes "FOR" such election, he or she is required to tender his or her resignation in accordance with our Board of Directors' Voting Policy described above under "Corporate Governance and Board Matters — Board Policy Regarding Voting for Directors."
If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the 6 persons recommended by the Board.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

APPROVAL OF AMENDED AND RESTATED THOMPSON CREEK METALS COMPANY INC. 2010 LONG-TERM INCENTIVE PLAN (PROPOSAL 2)
The Company's shareholders are being asked to approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the “Amended LTIP”). Thompson Creek shareholders approved the Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the "Original LTIP") on May 6, 2010. The Amended LTIP provides for the following changes to the Original LTIP:

•	Makes an additional 7,000,000 shares of common stock available for issuance;

•
Adds a provision to allow for the recycling of shares withheld to cover the exercise price and/or tax withholding obligations under awards and shares that are not issued upon net settlement of stock-settled stock appreciation rights ("SARs");

•
Revises the definition of "change in control" to provide that a change of control is not triggered upon shareholder approval of certain transactions and to include certain mergers and similar transactions that result in a change of control;

•	Increases the share limit per individual under Section 162(m) of the Internal Revenue Code;

•	Allows for participation in the Amended LTIP by any person who is a director, officer or employee or other service provider or consultant of the Company or any subsidiary of the Company;

•
Provides that the Company may not, without shareholder approval, reduce the exercise price of an option or SAR, exchange an option or SAR for cash, another award or a new option or SAR with a lower exercise price, or otherwise reprice such option or SAR;

•
Provides that if certain options would otherwise expire during a Company "blackout period" or within 10 business days following the expiry of such a blackout period, the expiry date of such options is extended to the 10th business day following the expiration of the blackout period;

•	Adds additional performance goals for awards;

•	Provides that any award under the Amended LTIP may be subject to recovery, recoupment, clawback or any other forfeiture policy maintained by the Company; and

•	Implements minor administrative changes.
We are seeking shareholder approval of the Amended LTIP as such approval is required under the terms of the Amended LTIP in order for awards under the Amended LTIP to be valid and effective. We are also seeking shareholder approval in accordance with the requirements of the NYSE and the TSX, and in order for certain awards under the Amended LTIP to qualify as "performance-based compensation" that is exempt from the $1 million deduction limit imposed by Section 162(m) of the Internal Revenue Code (the "Code"), as described in more detail below.
We believe that appropriate equity incentives are important to attract and retain the highest caliber of employees, to link incentive reward to Company performance, to encourage employee ownership in our Company, and to align the interests of employees, consultants and directors to those of our shareholders. The approval of the Amended LTIP will enable us to continue to provide such incentives.
A copy of the Amended LTIP document is attached hereto as Annex A. The following summary of the material amendments to the Original LTIP and the material features of the Amended LTIP is qualified in its entirety by reference to the complete text of the Amended LTIP.
At our annual and special meeting of shareholders held on May 9, 2013, we asked our shareholders to approve the changes to our Original LTIP set forth above. A significant majority of shareholders that voted on this proposal voted in favor of approval of such changes at such meeting. However, under the NYSE rules in effect at such time, in order for the amended LTIP to be adopted, the total votes cast on this proposal were required to represent greater than 50% of the voting power of the total outstanding shares of stock entitled to vote. As less than 50% of our total outstanding shares of stock entitled to vote voted on the proposal to approve the amended LTIP, the proposal did not pass. The NYSE has since revised the rule in question, and only the affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal. The only additional changes that are reflected in the Amended LTIP that were not included in the amended LTIP put forward for approval last year are updates to the effective date of the plan, the maximum aggregate number of shares available for issuance under the plan and the name of the committee of our Board that administers the plan, and the addition of one performance goal (safety performance) for awards.
Section 162(m) of the Code
The Board believes that it is in our best interests and the best interests of our shareholders to continue to provide for an equity incentive plan under which compensation awards made to our executive officers can qualify for deductibility by us for federal income tax purposes. Accordingly, the Amended LTIP has been structured in a manner such that awards granted under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code. In general, under Section 162(m), in order for us to be able to deduct compensation in excess of $1,000,000 paid in any one year to our chief executive officer or any of our three other most highly compensated executive officers (other than our chief financial officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our shareholders. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the Amended LTIP, each of these aspects is discussed below, and shareholder approval of the Amended LTIP will be deemed to constitute approval of each of these aspects of the Amended LTIP for purposes of the approval requirements of Section 162(m).
Summary of Amendments
Additional Shares Available for Issuance. As of February 28, 2014, there were 2,314,635 shares of common stock available for issuance pursuant to future awards granted under the Original LTIP, assuming all PSUs pay out at target. The Amended LTIP authorizes the issuance of an additional 7,000,000 shares. This number represents 4.08% of Thompson Creek's 171,762,481 outstanding shares as of March 17, 2014. If shareholders approve the Amended LTIP, the maximum aggregate number of shares available for issuance under the Amended LTIP will be 12,761,776 shares, which aggregate number represents 7.43% of Thompson Creek's 171,762,481 outstanding shares as of March 17, 2014. When approving the Amended LTIP, the Board considered our burn rate with respect to the equity awards granted under the Original LTIP. The burn rate is equal to the total number of equity awards granted in a fiscal year divided by our total common stock outstanding at the beginning of the year. Our three-year average burn rate, at the time the Board approved the Amended LTIP, was 0.81%, which is below the median run-rate of 1.72% for S&P 1500 companies in fiscal year 2012 (source: Equilar 2013 Equity Trends Report) and the ISS industry burn rate threshold at the time of 7.85%. The additional shares are intended to satisfy Thompson Creek's equity award needs for the next two to three years based on Thompson Creek's recent history of equity grants. In 2013, Thompson Creek granted a total of 2,293,089 shares subject to equity grants to its directors and employees (assuming that all granted PSUs pay out at target) under the Original LTIP. In 2012, Thompson Creek granted a total of 1,047,052 shares subject to equity grants to its directors and employees (assuming that all granted PSUs pay out at target) under the Original LTIP.

Share Recycling. The Amended LTIP continues to allow for the recycling of shares subject to awards that are forfeited or expire unexercised, and also allows for the recycling of shares withheld to cover the exercise price and/or tax withholding obligations under awards and shares that are not issued upon net settlement of stock-settled SARs.

Change of Control Definition. The definition of "change of control" in the Amended LTIP has been revised so that a "change of control" is triggered upon certain transactions, rather than shareholder approval of certain transactions. The definition has also been revised to explicitly include certain mergers and similar transactions that result in a change of control and to remove the last sentence of the definition, which is currently read out of the plan by terms of the Company's outstanding award agreements.

Share Limits. The aggregate number of shares that can be granted in any calendar year to one awardee under the Amended LTIP pursuant to performance-based awards will be 500,000. This is an increase from 200,000 under the Original Plan.

Participation in the Amended LTIP. The Amended LTIP allows for grants thereunder to any person who is a director, officer or employee or other service provider or consultant of the Company or any subsidiary of the Company. The Original LTIP permits only directors, officers, senior managers, managers reporting directly to Company vice presidents, and consultants to the Company or any subsidiary to participate. The Amended LTIP gives us additional flexibility to make awards to individuals that the Company determines to be significantly responsible for the success and profitability of the Company, and strengthens the mutuality of interest between such employees and the Company and its shareholders.

No Repricing. The Amended LTIP makes clear that the Company may not, without shareholder approval, reduce the exercise price of an option or SAR, exchange an option or SAR for cash, another award or a new option or SAR with a lower exercise price, or otherwise reprice such option or SAR, all in accordance with current best practices.

Blackout Expiration Term. Under the Company's Insider Trading and Corporate Communications Policy, trading of the Company's securities, including the exercise of options to purchase shares, is restricted during certain "blackout periods." These blackout periods are imposed from time to time by the Company in circumstances where material non-public information exists, including periods where financial statements are being prepared but results have not been publicly disclosed. The Amended LTIP provides that, with certain exceptions governed by the Code, if at any time the expiry dates of options are to occur during a blackout period or within 10 business days following the expiry of a blackout period, the expiry date of such options will be deemed to be the date that is the 10th business day following the expiration of the blackout period.
Additional Performance Goals. The Amended LTIP includes additional performance goals, including net income before or after taxes, economic value added, capital budget targets, budget target measures, return on equity or cash flow, and management of margins, reserve replacement or resource levels. These additional performance goals provide additional flexibility to the Company in granting performance-based awards. All of the performance goals provided for under the Original LTIP remain in the Amended LTIP.
Addition of Compensation Recoupment Policy. The Amended LTIP provides that any award under the Amended LTIP may be subject to recovery, recoupment, clawback or any other forfeiture policy of maintained by the Company. This addition is being proposed to align the Company with current best practices.
Description of the Amended LTIP
Purpose of the Amended LTIP. The purpose of the Amended and Restated LTIP is to assist us in attracting, retaining and rewarding high-quality executives, employees and other persons who provide services to us or our subsidiaries, enabling such persons to acquire a proprietary interest in our Company and providing them with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.
Administration. The Amended LTIP will be administered by the Compensation Committee of our Board. The Committee (or a subcommittee thereof, to the extent necessary) will be composed of two or more members of our board who are not our employees or consultants. The Amended LTIP gives the Committee discretion to make awards, set the terms of award agreements (including the type and amount of any award), establish rules for the interpretation and administration of the Amended LTIP, and make other determinations and take other actions consistent with the terms and purposes of the Amended LTIP.
Eligibility. Any person who is a director, officer or employee or other service provider or consultant of the Company or of any subsidiary of the Company will be eligible to participate in the Amended LTIP. Options intending to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code may only be granted to employees of the Company or any subsidiary. Approximately 1100 employees and 6 non-employee directors currently qualify to participate in the Amended LTIP.
Shares Available for Awards. The Amended LTIP authorizes the issuance of an additional 7,000,000 shares. This number represents 4.08% of Thompson Creek's 171,762,481 outstanding shares as of March 17, 2014. In addition, the shares of common stock available for issuance under the Original LTIP will be transferred to the Amended LTIP. If shareholders approve the Amended LTIP, the maximum aggregate number of shares available for issuance under the Amended LTIP will be 12,761,776 shares, which aggregate number represents 7.43% of Thompson Creek's 171,762,481 outstanding shares as of March 17, 2014. Shares delivered under the Amended LTIP may consist, in whole or in part, of authorized and unissued shares of common stock, treasury shares or shares of stock acquired by us. Shares reserved for awards that lapse or are canceled will be available for future grant under the Amended LTIP. Shares that were subject to an award that are withheld by the Company to pay the exercise price and/or withholding taxes related to the award and shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR will be added back to the aggregate number of shares available for issuance. Awards other than stock options and restricted stock may be settled in stock, cash, or a combination of stock and cash.
Award Limits. The total number of shares of common stock covered by awards issued to Company “insiders” (as defined by Interpretation Section 1 of the Securities Act (Ontario)) under the Amended LTIP may not, in any year, or in the aggregate under the Amended LTIP and all other security-based compensation arrangements of the Company, exceed 10% of the Company's total issued and outstanding shares of common stock. The total number of shares issuable as ISOs shall not exceed 12,761,776 shares. The maximum number of shares granted to any single participant in any one calendar year with respect to an award intended to qualify as “performance-based compensation” under Code Section 162(m) is 500,000 shares (which is equal to 0.29% of the shares outstanding as of March 17, 2014).
Adjustments. The aggregate number of shares under the Amended LTIP, the class of shares as to which awards may be granted and the exercise price of and number of shares covered by each outstanding award are subject to adjustment in the event of a stock split, stock dividend, recapitalization or certain other corporate transactions.
Types of Awards. The Amended LTIP allows any of the following types of awards, to be granted alone or in tandem with other awards:

•
Stock Options. Stock options granted under the Amended LTIP may be either ISOs, which are intended to satisfy the requirements of Code Section 422, or nonstatutory stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the grant date, as determined by the administrator (currently determined as not lower than the weighted average trading price of the shares on the TSX for the five (5) completed trading days preceding the grant date). Any conversion of the exercise price from C$ to $US or from $US to $C shall be at the noon exchange rate of the Bank of Canada on the grant date. The term may not be longer than 10 years, subject to certain rules applicable to ISOs. Award agreements for stock options may include rules for the effect of a termination of service on the option and the term for exercising stock options after any termination of service. No option may be exercised after the end of the term set forth in the award agreement. Other than in connection with a change in our capitalization, at any time when the exercise price of an option is above the fair market value of a share, we will not, without shareholder approval, (i) reduce the exercise price of such option, (ii) exchange such option for cash, another award or a new option with a lower exercise price or (iii) otherwise reprice such option.

•
Stock Appreciation Rights. A SAR entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the fair market value of the shares from the date the award is granted to the date the right is exercised. SARs may be settled in cash, common stock or a combination of the two, as determined by the Committee. Award agreements for SARs may include rules for the effect of a termination of service on the SAR and the term for exercising SARs after any termination of service. No SAR may be exercised after the end of the term set forth in the award agreement. Other than in connection with a change in our capitalization, at any time when the exercise price of a SAR is above the fair market value of a share, we will not, without shareholder approval, (i) reduce the exercise or base price of such SAR, (ii) exchange such SAR for cash, another award or a new SAR with a lower exercise price or (iii) otherwise reprice such SAR.

•
Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions (which may include attaining certain performance goals). If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock will be forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply.

•
Restricted Stock Units and Performance Share Units. A RSU or PSU entitles the grantee to receive common stock, cash or a combination thereof based on the value of common stock, after a “restricted period” during which the grantee must satisfy certain vesting conditions (which may include continued periods of service, in the case of a restricted stock unit, or attaining certain performance goals, in the case of a performance share unit). If the grantee does not satisfy the vesting conditions by the end of the restricted period, the stock unit is forfeited.

•
Other Equity-Based Awards. The Amended LTIP also authorizes the Committee to grant other types of equity-based compensation, including stock in lieu of a bonus, awards that may be settled in cash and other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on our common stock. For example, the Committee may grant awards that are based on the achievement of performance goals (described below).

Vesting and Performance Objectives. Awards under the Amended LTIP are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of performance goals (as described below), or a combination of both. The Committee also has authority to provide for accelerated vesting upon occurrence of certain events.

Qualifying Performance Criteria. The Committee may establish performance criteria and level of achievement versus such criteria that will determine the number of shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on “qualifying performance criteria” (as described below) or other standards of financial performance and/or personal performance evaluations. In addition, the Committee may specify that an award or a portion of an award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for such award or portion of an award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more qualifying performance criteria selected by the Committee and specified at the time the award is granted. The Committee will certify the extent to which any qualifying performance criteria have been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Except as expressly provided for in an employment agreement, the Committee may reduce, but may not increase, the number of shares deliverable or the amount payable under any award after the applicable performance goals are satisfied.

For purposes of the Amended LTIP, the term “qualifying performance criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, described in terms of objectives that are related to an individual participant or objectives that are Company-wide and/or related to operating units, divisions, subsidiaries, affiliates, acquired businesses, minority investments, partnerships, or joint ventures, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparator group, in each case as specified by the Committee:
(1) meeting specific targets for or growth in:
a. share price (including growth measures and total shareholder return),
b. net sales (dollars or volume),
c. cash flow,
d. operating income,
e. net income after capital costs,
f. net income (before or after taxes),
g. earnings per share,
h. earnings before interest and taxes,
i. earnings before interest, taxes, depreciation and amortization (EBITDA),
j. economic value added (EVA),
k. capital budget, or
l. budget target measures;

(2) return on:
a. net sales,
b. assets or net assets,
c. invested capital,
d. equity, or
e. cash flow;

(3) management of:
a. working capital,
b. expenses,
c. cash flow (including operating cash flow),
d. margins,
e. reserve replacement,
f. resource levels,
g. safety performance; or
h. environmental performance.

(4) meeting specific targets for or growth in:
a. productivity (including cash cost per ounce of production),
b. specified product lines,
c. market share,
d. product development,
e. customer service or satisfaction,
f. employee satisfaction,

g. strategic innovation, or
h. acquisitions;

(5) specific personal performance improvement objectives relative to:
a. formal education,
b. executive training, or
c. leadership training; or

(6) any other criteria established by the administrator (but only if such other criteria are approved by the shareholders).

Performance goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measures and may include or exclude extraordinary charges, capital expenditures, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses (including without limitation expenses related to goodwill and other intangible assets), stock offerings, stock repurchases and strategic loan loss provisions.
The Committee may, in its direction, also grant awards based on performance objectives other than those described above, but such awards will not qualify as performance-based compensation under Code Section 162(m). The total number of shares with respect to any 162(m) award that may be granted to any one single participant in any one calendar year may not exceed 500,000 shares (which is equal to 0.29% of our shares outstanding as of March 17, 2014).
Non-transferability. In general, awards under the Amended LTIP may not be assigned or transferred except by will or the laws of descent and distribution. However, the Committee may allow the transfer of awards (other than incentive stock options and stock appreciation rights granted in tandem with such options) to persons or to a trust or partnership designated by a participant.
Change of Control. Unless otherwise provided for in an individual award agreement, upon a change of control (as defined in the Amended LTIP), the Committee may provide that outstanding awards will be assumed, converted, or replaced by the successor or acquiring corporation; will be substituted by equivalent awards; or the vesting and settlement of awards will be accelerated. The treatment of any performance-based award will be provided for in individual award agreements.
Withholding. We are authorized to withhold from any award granted and any payment relating to any award under the Amended LTIP any applicable taxes. In the discretion of the Committee, a participant may satisfy his or her withholding obligations through our withholding shares of common stock that would otherwise be delivered upon settlement of the award.
Amendment and Termination. The Amended LTIP may not be amended without shareholder approval if the amendment has the effect of (i) changing the class of persons eligible to participate in the Amended LTIP; (ii) increasing the amount of shares covered by the Amended LTIP or the amount that can be awarded to insiders; (iii) revising the per share value or exercise price listed in an award agreement or otherwise repricing or canceling and substituting a new award with an exercise price lower than as listed in the initial award agreement, unless such revision is due to a bona fide calculation error; (iv) extending the performance or restricted period in any award agreement; (v) extending the term of options held by insiders; (vi) expanding the Board's ability to amend the Amended LTIP; or (vii) violating any applicable law or the applicable rules or policies of a stock exchange. Otherwise, our Board may amend, alter, suspend, or terminate the Amended LTIP at any time, whether to make “housekeeping” changes or otherwise. If necessary to comply with any applicable law (including stock exchange rules), any such amendment will be subject to shareholder approval. Without the consent of an affected participant, such action may not alter or impair the rights of a participant under any previously granted award, unless such modification or amendment is made to comply with any law or regulation or is required to avoid any penalties or excise taxes relating to such laws or regulations.
Effective Date and Duration. The Amended LTIP's effective date is May 13, 2014. However, the Amended LTIP and any awards thereunder will be null and void if the Amended LTIP is not approved by our shareholders and, in such case, the Original LTIP will continue. Unless it is terminated sooner, the Amended LTIP will terminate upon the earlier of the 10th anniversary of the effective date or the date all shares available for issuance under the Amended LTIP have been issued and vested.

U.S. Federal Income Tax Consequences
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended LTIP, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended LTIP are exempt from or comply with the rules under Code Section 409A related to nonqualified deferred compensation.
Stock Options. The grant of a stock option will have no tax consequences to grantee or to our Company. In general, upon the exercise of an incentive stock option, the grantee will not recognize income and we will not be entitled to a tax deduction. However, the excess of the acquired shares' fair market value on the exercise date over the exercise price is included in the employee's income for purposes of the alternative minimum tax.
Upon the exercise of a non-qualified stock option, the grantee will generally recognize ordinary income equal to the excess of the acquired shares' fair market value on the exercise date over the exercise price, and we will generally be entitled to a tax deduction in the same amount.
Stock Appreciation Rights. The grant of a stock appreciation right, or SAR, will have no tax consequences to the grantee or to our Company. Upon the exercise of a SAR, the grantee will recognize ordinary income equal to the received shares' fair market value on the exercise date, and we will generally be entitled to a tax deduction in the same amount.
Restricted Stock, Restricted Stock Units, Performance Share Units, and Other Equity Awards. In general, the grant of restricted stock, a restricted stock unit, a performance share unit, or other equity awards that are subject to restrictions will have no tax consequences to the grantee or to our Company. When the award is settled (or, in the case of restricted stock, when the restrictions applicable to such award lapse), the grantee will recognize ordinary income equal to the excess of the applicable shares' fair market value on the date the award is settled or the restrictions lapse, as applicable, over the amount, if any, paid for the shares by the grantee. We will generally be entitled to a tax deduction in the same amount. If the award is settled in cash or other property, the grantee will recognize ordinary income equal to the net amount or value received, and we will generally be entitled to a tax deduction in the same amount.
Sale of Shares. When a grantee sells shares received under any award other than an incentive stock option, the grantee will recognize capital gain or loss equal to the difference between the sale proceeds and the grantee's basis in the shares. Capital treatment may not apply if the relevant one-year holding period is not satisfied, in which case gain would be subject to ordinary income treatment. In general, the basis in the shares is the amount of ordinary income recognized upon receipt of the shares (or upon the lapsing of restrictions, in the case of restricted stock) plus any amount paid for the shares.
When an employee disposes of shares acquired upon the exercise of an incentive stock option, the difference between the amount realized by the employee and the exercise price will generally constitute a capital gain or loss, as the case may be. However, if the employee does not hold these shares for more than one year after exercising the incentive stock option and for more than two years after the grant of the incentive stock option, then: (1) the excess of the fair market value of the shares acquired upon exercise on the exercise date over the exercise price will generally be treated as ordinary income for the employee; (2) the difference between the sale proceeds and the shares' fair market value on the exercise date will be treated as a capital gain or loss for the employee (or ordinary treatment will apply if the relevant one-year holding period is not satisfied); and (3) we will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee.
Deduction Limits. In general, a corporation is denied a tax deduction for any compensation paid to its chief executive officer or to any of its three other most highly compensated officers (other than the chief financial officer) to the extent that the compensation paid to the officer exceeds $1,000,000 in any year. “Performance-based compensation” is not subject to this deduction limit. The Amended LTIP permits the grant of awards that qualify as performance-based compensation (such as restricted stock that is conditioned on achievement of one or more performance goals, and stock options, stock appreciation rights, and performance share units) and of awards that do not so qualify (such as restricted stock and restricted stock units that are not conditioned on achievement of performance goals). If awards that are intended to qualify as performance-based compensation are granted in accordance with the requirements of Section 162(m), they will be fully deductible by us.
The foregoing discussion is not intended to cover all tax consequences of participation in the Amended LTIP. The tax consequences outlined above apply only with respect to an individual whose income is subject to United States federal income tax. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the United States.
Canadian Federal Income Tax Consequences
The material Canadian federal income tax consequences of the issuance and exercise of stock options and certain other awards under the Amended LTIP, based on the current provisions of the Income Tax Act (Canada) (the “Tax Act”) and

regulations thereunder, are as follows. Changes to the Tax Act and/or regulations could alter the tax consequences described below.
Stock Options. The grant of a stock option will have no immediate tax consequences to an employee of the Company or to the Company. In general, upon the exercise of a stock option, the excess of the acquired shares' fair market value on the exercise date over the exercise price will be included in the employee's income as a stock option benefit and we will not be entitled to a tax deduction. Generally, where the exercise price is not less than the fair market value of the shares at the time the option is granted, the employee should be entitled to claim a deduction from taxable income equal to 50% of the amount of the stock option benefit with the result that the stock option benefit would be taxed like a capital gain.
Stock Appreciation Rights. The grant of a stock appreciation right, or SAR, will have no immediate tax consequences to an employee or to our Company. Depending on the terms of any particular SAR, it may be treated as a salary deferral arrangement under the Tax Act with the result that the employee would be taxed annually on the deferred value represented by the SAR. Where the terms of a particular SAR satisfy certain conditions in the Tax Act and specifically that the SAR may only be exercised during the year following the year the employee ceases to be an employee of the Company and prior to the end of the first calendar year commencing after the employee ceases to be employed by the Company, the SAR may not be a salary deferral arrangement. Provided a SAR grant does not constitute a salary deferral arrangement then the employee should not be taxable until the exercise of the stock appreciation right when the employee would recognize ordinary income equal to the fair market value of the shares on the exercise date. We should be entitled to a tax deduction in the same amount.
Restricted Stock, Restricted Stock Units, Performance Share Units, and Other Equity Awards. In general, the grant of restricted stock will be a taxable event for an employee when the restricted stock is issued and received by the employee. The amount which the employee will be required to include in income will be equal to the fair market value of the restricted stock at the time of receipt, which value should reflect a discount for the applicable restrictions. We will not be entitled to claim a deduction in respect of the restricted stock. In general, the grant of a restricted stock unit, a performance share unit, or other equity awards that are subject to restrictions will have no tax consequences to the employee or to our Company at the time of the grant. Depending on the specific terms of any particular such equity award, the equity award could be treated as a salary deferral arrangement giving rise to the tax treatment discussed above for stock appreciation rights. Provided a particular equity award does not constitute a salary deferral arrangement then the employee should only recognize ordinary income equal to the cash amount or fair market value of any other property (including our stock) at the time of receipt. We will generally be entitled to a tax deduction in the same amount where the award is settled with cash or property, other than our stock, and we may be entitled to a deduction where the award is settled with our stock depending on the terms of the particular award.
Sale of Shares. When an employee sells shares received under any award, the employee should recognize a capital gain or capital loss equal to the difference between the sale proceeds and the employee's adjusted cost base in the shares. In general, the cost of any shares received under the Amended LTIP will be the fair market value of any shares at the time they are received. This cost will be averaged with the adjusted cost base of any other identical shares of the Company owned by the employee as capital property to determine the adjusted cost base of all such shares.
The foregoing discussion is not intended to cover all Canadian tax consequences of participation in the Amended LTIP. The tax consequences outlined above apply only with respect to an employee whose worldwide income is subject to Canadian federal income tax. Different or additional rules may apply depending on the specific terms of any particular award and to individuals who are subject to income tax in another jurisdiction.
New Plan Benefits.
If the Amended LTIP is approved by our shareholders, any future grants of awards thereunder that will be made to eligible executive officers, employees and directors, are subject to the discretion of the Committee and, therefore, are not determinable at this time. Information about awards granted in 2013 under the Original LTIP to our named executive officers can be found in the table under the heading "Grants of Plan-Based Awards in 2013" in the section above titled "Executive Compensation."
Proposed Resolution and Board's Recommendation
We are asking our shareholders to approve the Amended LTIP through the following resolution:
"RESOLVED, that the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan as described in this proxy statement and attached as Annex A hereto is hereby approved, subject to the Company obtaining all required approvals from the Toronto Stock Exchange and any other regulatory authorities; and
RESOLVED, that any director or officer of the Company is hereby authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate in order to give effect to this resolution."

You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. The affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal.
The Board has unanimously approved the Amended LTIP. Unless the shareholder has specified in the enclosed form of proxy that the common stock represented by such proxy are to be voted against this resolutions, the persons named in the enclosed form of proxy intend to vote FOR the Amended LTIP.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED THOMPSON CREEK METALS COMPANY INC. 2010 LONG-TERM INCENTIVE PLAN.

APPROVAL OF AMENDED AND RESTATED THOMPSON CREEK METALS COMPANY INC. 2010 EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL 3)
The Company's shareholders are being asked to approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the “Amended ESPP”). Thompson Creek shareholders approved the Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the "Original ESPP") on May 6, 2010. The Amended ESPP provides for the following changes to the Original ESPP:

•	Makes an additional 2,000,000 shares of common stock available for issuance;

•	Changes the frequency of offering periods to four consecutive three-month offering periods per year;

•	Allows the Compensation Committee to establish sub-plans or special rules designed to achieve desired tax or other objectives for employees outside of the U.S.;

•
Allows the Committee to exclude from any sub-plan the limit on an employee's right to accrue common stock pursuant to the Amended ESPP at a rate that exceeds $25,000 in market value of common stock per calendar year;

•	Allows the Committee to change the frequency and/or duration of offering periods with respect to future offerings;

•	Caps at 5,000 the number of shares that any employee may purchase in any offering period, and caps at 20,000 the number of shares that any employee may purchase in any calendar year;

•	Allows for participation in the Amended ESPP by any employee employed as of an enrollment date;

•	Permits participants in the Amended ESPP to change their contribution rates during offering periods, subject to limitations imposed by the Committee; and

•	Implements minor administrative changes.
The purpose of the Amended ESPP is to provide eligible employees of the Company and participating subsidiaries with the opportunity to purchase shares of Company common stock at a discount through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such employees and strengthening the mutuality of interest between such employees and the Company and its shareholders. The Amended ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. In addition, the Amended ESPP authorizes the grant of purchase rights pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States, which sub-plans shall not be required to comply with the requirements of Section 423 of the Code. A copy of the Amended ESPP document is attached hereto as Annex B. The following summary of the material amendments to the Original ESPP and the material features of the Amended ESPP is qualified in its entirety by reference to the complete text of the Amended ESPP.
At our annual and special meeting of shareholders held on May 9, 2013, we asked our shareholders to approve the changes to our Original ESPP set forth above. A significant majority of shareholders that voted on this proposal voted in favor of approval of such changes at such meeting. However, under the NYSE rules in effect at such time, in order for the amended ESPP to be adopted, the total votes cast on this proposal were required to represent greater than 50% of the voting power of the total outstanding shares of stock entitled to vote. As less than 50% of our total outstanding shares of stock entitled to vote voted on the proposal to approve the amended ESPP, the proposal did not pass. The NYSE has since revised the rule in question, and only the affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal. The only additional changes that are reflected in the Amended ESPP that were not included in the amended ESPP put forward for approval last year are to change the frequency and number of offering periods from two consecutive six-month offering periods to four consecutive three-month offering periods, and to update the effective date of the plan and to the name of the committee of our Board that administers the plan.
Effective July 1, 2013, we suspended the Original ESPP until such time as additional shares were authorized to be added to the plan. If the proposal to approve the Amended ESPP is approved, our Compensation Committee expects to revive the plan effective July 1, 2014.

Summary of Amendments
Additional Shares Available for Issuance. The Amended ESPP authorizes the issuance of an additional 2,000,000 shares. This number represents approximately 1.16% of Thompson Creek's 171,762,481 outstanding shares as of March 17, 2014. If shareholders approve the Amended ESPP, the maximum aggregate number of shares available for issuance under the Amended ESPP will be 3,000,000. As of March 17, 2014, 215,069 shares remain available under the Original ESPP; upon approval of the Amended ESPP, 2,215,069 shares will remain available for issuance under the Amended ESPP, which number represents 1.29% of Thompson Creek's 171,762,481 outstanding shares as of March 17, 2014.
Authorization of Sub-Plans; Ability to Exclude Share Limit from Sub-Plans. The Amended ESPP allows the Compensation Committee to establish sub-plans or special rules designed to achieve desired tax or other objectives for employees outside of the U.S., which sub-plans will not be required to comply with the requirements of Section 423 of the Code. This amendment allows the Committee, at its option, to give additional flexibility under the Amended ESPP to our employees outside of the U.S. who are not subject to the Code. Specifically, the Committee intends to exempt non-U.S. employees from the share limit imposed by the Code. The Original ESPP does not permit an employee's right to purchase shares to accrue at a rate in excess of $25,000 of the fair market value of such shares (determined at the time such rights are granted) for any calendar year in which the right is outstanding. Under the Amended ESPP, the Committee would have the ability to establish a sub-plan that exempts non-U.S. employees from this share limit.
Frequency and/or Duration of Future Offering Periods; Share Limit. The Amended ESPP changes the frequency and duration of offering periods. Under the Original ESPP, there are two offering periods per calendar year, extending from January 1 through June 30 and from July 1 through December 31, respectively. The Amended ESPP provides for four offering periods per calendar year, extending from January 1 through March 31, April 1 through June 30, July1 through August 30, and October 1 through December 31. The Amended ESPP allows the Committee to change the frequency of offering periods with respect to future offerings and to change the length of time of future offering periods, including the commencement dates thereof, thereby giving the Company additional administrative flexibility. The Amended ESPP also caps at 5,000 the number of shares that any employee may purchase in any three-month offering period (versus a cap of 8,000 in any six-month offering period in the Original ESPP), and caps at 20,000 the number of shares that any employee may purchase in any calendar year.
Employee Participation Eligibility. The Amended ESPP allows for participation in the Amended ESPP by any employee employed as of an enrollment date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (not to exceed two years) prior to the beginning of an offering period. The Original ESPP permits only those employees who have been continuously employed by the Company for six or more months prior to the beginning of any offering period to participate in the Original ESPP. The proposed amendments allow us to extend the benefits of the Amended ESPP to newly-hired employees, thereby strengthening the mutuality of interest between such employees and the Company and its shareholders as of an earlier date.
Changes During Offering Periods. The Amended ESPP permits participants to change their contribution rates during offering periods, subject to limitations imposed by the Committee. Under the Original ESPP, no participating employee may change his or her contribution rate during an offering period except due to a hardship withdrawal as defined in the plan. The proposed amendment gives the Company and participating employees additional flexibility.
Summary of Amended ESPP
Shares Subject to ESPP. As noted above, if the Amended Plan is approved by shareholders, 2,215,069 shares of common stock will remain available for issuance under the Amended ESPP. If there is a change in the outstanding shares of common stock by reason of a stock dividend or distribution, stock split, recapitalization, combination or exchange of shares or by reason of certain other corporate transactions specified in the Amended ESPP, the number of shares available for issuance under the Amended ESPP will be equitably adjusted.
Administration. The Amended ESPP will be administered by the Compensation Committee of our Board of Directors. The Committee is authorized to establish rules and regulations as it deems necessary for the proper administration of the Amended ESPP and to make such determinations and interpretations and to take such action in connection with the Amended ESPP and any benefits granted thereunder as it deems necessary or advisable. The Committee will have full power to interpret and administer the Amended ESPP, and its decisions will be final and binding upon all persons.
Eligible Employees. Any employee of the Company or any of its participating subsidiaries will be eligible to participate in the Amended ESPP as of any enrollment date. An employee's right to participate in the Amended ESPP will terminate when the employee's employment with the Company or participating subsidiary terminates. As of December 31, 2013, approximately 1,240 employees would have been eligible to participate in the Amended ESPP.

Offering Periods. The Amended ESPP will be implemented by consecutive three-month offering periods beginning and ending on the dates set forth above. Shares will be allocated effective as of the first NYSE trading day following each offering period. The Committee shall have the authority, however, to change the frequency and/or duration of offering periods (including the commencement dates thereof) with respect to future offerings if such change is announced at least 5 days prior to the scheduled beginning of the first offering period to be affected thereafter.
Payroll Deductions. To participate, an eligible employee must authorize payroll deductions, which may not be less than 1% nor more than 15% of the employee's base wages or salary, including overtime and shift pay, but excluding commissions, bonus or incentive payments, severance pay, and any special compensation. The number of shares a participant receives following each offering period will be determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the relevant purchase price. The purchase price shall not be less than 85% of the lesser of the closing price (i) at the beginning of the offering period or (ii) on the share purchase date.
Limitations on Eligibility and Participation. No employee will be eligible to participate in an offering period to the extent such participation would cause the employee (including any related person) to own 5% or more of either the total combined voting power or value of all classes of stock of the Company. No employee shall be able to purchase more than 5,000 shares in any offering period or more than 20,000 shares per calendar year. No employee's rights to purchase common stock may accrue at a rate that exceeds $25,000 in market value of common stock per calendar year, except as may be provided otherwise by the Committee in any sub-plan for non-U.S. employees. Insiders may not participate in an offering to the extent that such participation would, at any time, or within any one year period, cause the number of shares issuable to insiders of the Company under all security-based compensation arrangements of the Company to exceed 10% of the Company's total issued and outstanding shares.
Withdrawals. No participating employee may suspend or withdraw amounts contributed by payroll deduction during any offering period, except in cases of unforeseeable emergency.

Termination of Employment. If a participant dies, retires or otherwise terminates employment, his or her accumulated payroll deductions as of the date of death, retirement or other termination will be refunded, with no adjustment for interest.
Amendment and Termination. Our Board may amend the Amended ESPP at any time, subject to any required shareholder approval to comply with the requirements of any applicable law, regulatory body, or stock exchange. The Board may also suspend or discontinue the Amended ESPP at any time.

Assignability. Rights granted under the Amended ESPP are not transferable by a participant, other than by will or the laws of descent and distribution, and are exercisable during a participant's lifetime only by the participant.
New Plan Benefits. Because benefits under the Amended ESPP will depend on employees' elections to participate at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees. Non-employee directors are not eligible to participate in the Amended ESPP. The maximum value of shares that may be purchased in any calendar year by any participant in the Amended ESPP is $25,000, except as may be provided otherwise by the Committee in any sub-plan for non-U.S. employees. The maximum number of shares purchased in an offering period is 5,000. The following table sets forth information with respect to participation by our named executive officers in the Original ESPP as of March 17, 2014:

Name and Position	Number of Shares Purchased	Weighted Average Purchase Price Per Share
Jacques Perron	—	—
S. Scott Shellhaas	—	—
Pamela L. Saxton	—	—
Mark A. Wilson	8,986	$2.63
Wendy Cassity	8,204	$2.98
All named executive officers as a group	17,190	$2.79
All non-employee directors as a group(1)	—	—
All employees as a group (excluding named executive officers)	767,741	$3.68

(1) Our non-employee directors are not eligible to participate in the Original or the Amended ESPP
Other Information. The Amended ESPP is intended to go into effect on July 1, 2014, provided shareholder approval is obtained.
 U.S. Federal Income Tax Consequences

The Amended ESPP is intended to be an “employee stock purchase plan” as defined in Code Section 423. As a result, a participant will pay no federal income tax upon enrolling in the Amended ESPP or upon purchase of the shares under the Amended ESPP. A participant may recognize income and/or gain or loss upon the sale or other disposition of shares purchased under the Amended ESPP, the amount and character of which will depend on whether the shares are held for two years from the first day of the relevant offering period.

If the participant sells or otherwise disposes of the shares within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the shares on the date of purchase over the purchase price and the Company will be entitled to a tax deduction for the same amount.

If the participant sells or otherwise disposes of the shares after holding the shares for the two-year period, the participant will recognize ordinary income at the time in an amount equal to the lesser of (i) the excess of the market price of the shares on the first day of the offering period over the purchase price, or (ii) the excess of the market price of the shares at the time of disposition over the purchase price. The Company will not be entitled to any tax deduction with respect to shares purchased under the Amended ESPP if the shares are held for the requisite two-year period.

The participant may also recognize capital gain or loss at the time of disposition of the shares, either short-term or long-term, depending on the holding period for the shares.

The foregoing discussion is not intended to cover all tax consequences of participation in the Amended ESPP. The tax consequences outlined above apply only with respect to an employee whose income is subject to U.S. federal income tax. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the U.S.
Canadian Federal Income Tax Consequences

An employee of the Company (or of a participating subsidiary) who is a resident of Canada for purposes of the Tax Act will pay no Canadian federal income tax upon enrolling in the Amended ESPP. Where shares are purchased under the Amended ESPP for the account of such an employee and the purchase price paid for the shares is less than the fair market value of the shares, the employee will realize a taxable benefit in the year of purchase equal to the difference between the fair market value of the shares at the time of purchase and the purchase price paid by the employee. The employee's cost of any shares so acquired will be equal to the purchase price paid plus the amount of the taxable benefit and must be averaged with the adjusted cost base of any other identical shares held by the employee as capital property for purposes of determining the adjusted cost base of all such shares. An employee generally will recognize a capital gain (or capital loss) upon the sale or other disposition of shares purchased under the Amended ESPP to the extent that the employee's proceeds of disposition exceed (or are less than) the aggregate of the employee's adjusted cost base of the shares immediately before the disposition and any reasonable costs of disposition.

The foregoing discussion is not intended to cover all Canadian tax consequences of participation in the Amended ESPP. The tax consequences outlined above apply only with respect to an employee whose world-wide income is subject to Canadian federal income tax. Different or additional rules may apply to individuals who are subject to income tax in another jurisdiction.
Proposed Resolution and Board's Recommendation
We are asking our shareholders to approve the Amended ESPP through the following resolution:
"RESOLVED, that the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan as described in this proxy statement and attached as Annex B hereto is hereby approved, subject to the Company obtaining all required approvals from the Toronto Stock Exchange and any other regulatory authorities; and
RESOLVED, that any director or officer of the Company is hereby authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate in order to give effect to this resolution."

You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. The affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal.
The Board has unanimously approved the Amended ESPP. Unless the shareholder has specified in the enclosed form of proxy that the common stock represented by such proxy are to be voted against this resolution, the persons named in the enclosed form of proxy intend to vote FOR the Amended ESPP.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED THOMPSON CREEK METALS COMPANY INC. 2010 EMPLOYEE STOCK PURCHASE PLAN.

APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 4)
On the recommendation of the Audit Committee, our Board of Directors recommends the appointment of KPMG LLP as our independent registered public accounting firm for the ensuing year and the authorization to fix its remuneration for such term. During 2013, KPMG LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See the section above entitled "Principal Accountant Fees and Services" for more information on the fees paid to and services performed by KPMG LLP for the Company during 2013 and 2012. A representative of KPMG LLP is expected to be present at the annual meeting and will have an opportunity to make a statement should he or she so desire. The representative will also be available to respond to appropriate questions from shareholders during the meeting.
The appointment of KPMG LLP as our independent registered public accounting firm for the ensuing year and authorization of our Board to fix its remuneration will be dependent on no other independent registered public accounting firm being put forward at the meeting and receiving more "FOR" votes than KPMG LLP.
        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE ENSUING YEAR AND THE AUTHORIZATION OF OUR BOARD TO FIX KPMG LLP'S REMUNERATION FOR SUCH TERM.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
(PROPOSAL 5)
In accordance with SEC rules, we are asking our shareholders to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement through the following resolution:
"RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the section entitled "Executive Compensation — Compensation Discussion and Analysis," the compensation tables and the narrative discussion following such compensation tables, and the other related disclosures in this proxy statement."
Our executive compensation program is designed to pay for performance by linking short- and long-term awards to pre-established and objective Company performance goals; tie compensation to the interests of our shareholders and the creation of shareholder value; and provide a competitive level of compensation that will attract and retain talented high-achievers.
The section above entitled "Executive Compensation — Compensation Discussion and Analysis" describes our executive compensation program and the decisions made by our Compensation Committee in 2013 in more detail. Important considerations for the 2013 program included the following:

•
The compensation package for our new CEO, Jacques Perron, differs in a number of significant respects from that of our previous CEO, including lower base salary, no guaranteed yearly "retention" payment, a double-trigger provision relating to change in control payments, and a finite employment agreement term.

•	The annual performance bonuses paid to our named executive officers for 2013 were significantly below target levels due to our 2013 performance;

•
80% of the 2013 annual performance bonus for our Chief Executive Officer was tied to the achievement of objective Company performance targets, and 20% was tied to individual goals; relative weighting was 60%/40% for the other named executive officers;

•	64% of total compensation for our previous CEO and other named executive officers was awarded in the form of performance-based, or at-risk, compensation;

•	Performance share units granted to our named executive officers vest only at the conclusion of a three-year period based upon achievement of objective performance criteria;

•	We froze base salaries for all named executive officers for 2014; and

•	We adopted a clawback policy covering our named executive officers.
This "say on pay" proposal allows our shareholders to express their view regarding the decisions of the Compensation Committee with respect to 2013 compensation of our named executive officers. Your advisory vote will serve as a tool to guide the Board of Directors and the Compensation Committee in continuing to improve the alignment of our executive compensation programs with the objective of creating long-term value for our shareholders.
You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. The affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal.
        OUR BOARD OF DIRECTORS UNANIMOULSY RECOMMENDS A VOTE FOR THE APPROVAL OF THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT.

APPROVAL OF ADVANCE NOTICE PROVISION
(PROPOSAL 6)

We are asking our shareholders to approve an amendment to our Articles of Continuance, which operate as our corporate by-laws, to incorporate an advance notice provision with respect to the nomination of directors (the "Amendment"). The Amendment sets forth a procedure requiring advance notice to the Company by any shareholder who intends to nominate any person for election as a director of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the British Columbia Business Corporations Act (the “BCBCA”) or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA. Among other things, the Amendment sets a deadline by which a nominating shareholder must notify the Company in writing of an intention to nominate directors prior to any meeting of shareholders at which directors are to be elected, and sets forth the information that the shareholder must include in the notice for it to be valid.

The Board believes that the Amendment provides a clear and transparent process for all shareholders to follow if they intend to nominate directors and facilitates an orderly and efficient meeting process. In that regard, the Amendment provides a reasonable time frame for nominating shareholders to notify the Company of their intention to nominate directors and requires nominating shareholders to disclose information concerning the nominating shareholder and the proposed nominees that would be necessary to enable shareholders to form a reasonable judgment as to the suitability of the proposed nominees to serve as directors.

With respect to timing of the notice required under the Amendment, in the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders, notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

With respect to the content of the notice required under the Amendment, nominating shareholders must disclose information concerning the nominating shareholder and the proposed nominees that would be required to be disclosed in a dissident’s information circular in connection with a solicitation of proxies for election of directors pursuant to the BCBCA and applicable securities laws. Furthermore, the Company will be able to request additional information with respect to a proposed nominee to determine such proposed nominee’s eligibility to serve as director of the Company or that could be material with respect to the independence or qualifications, or lack thereof, of such proposed nominee or that may otherwise be necessary in order for shareholders to be able to form a reasonable judgment on whether to vote for, against or withhold their vote with respect to such proposed nominee.
The chair of any meeting of shareholders will have the power and duty to determine whether any nomination of a person for election as director at such meeting was made in accordance with the Amendment, and if any such proposed nomination is not in compliance with the Amendment, to declare that such nomination be disregarded and not submitted to a vote at such meeting.

The foregoing is only a summary of the principal provisions of the Amendment and is qualified by reference to the full text of the Amendment included as Annex C to this proxy statement. Shareholders are urged to review the Amendment in its entirety.

Proposed Resolution and Board's Recommendation
We are asking our shareholders to approve the Amendment through the following resolution:
"RESOLVED, that the amendment to the Company's Articles of Continuance as described in this proxy statement and attached as Annex C hereto is hereby approved; and
RESOLVED, that any director or officer of the Company is hereby authorized and directed to do all acts and things and to execute and deliver all documents required, as in the opinion of such director or officer may be necessary or appropriate in order to give effect to this resolution."
You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. The affirmative vote of the holders of at least two-thirds of the votes cast, either in person or by proxy, at the meeting will be required for the approval of this proposal.

The Board has unanimously approved the Amendment. Unless the shareholder has specified in the enclosed form of proxy that the common stock represented by such proxy are to be voted against this resolution, the persons named in the enclosed form of proxy intend to vote FOR the Amendment.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF CONTINUANCE TO ADD AN ADVANCE NOTICE PROVISION.

ANNEX A
AMENDED AND RESTATED
THOMPSON CREEK METALS COMPANY INC.
2010 LONG-TERM INCENTIVE PLAN

Effective May 13, 2014

1. PURPOSES. The purposes of the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan (the "Plan") are to (a) provide an equity-based incentive to certain individuals who are responsible for the long-term success of Thompson Creek Metals Company Inc. (the "Company") and its Subsidiaries; (b) encourage such persons to remain in the service of the Company; and (c) align the financial objectives of those individuals with those of the Company's shareholders. These objectives will be effected through the granting of Options, SARs, Restricted Shares, Restricted Share Units, Performance Share Units, and other Awards. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Administrator.
2. DEFINITIONS. For purposes of the Plan, the following terms are defined as set forth below, in addition to such terms defined in Section 1 above:
(a) "Administrator" means the Compensation Committee of the Board or any successor committee with responsibility for employee compensation; provided, however, that, unless otherwise determined by the Board, the Administrator shall consist solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under Code Section 162(m).
(b) "Affiliate" means any entity that, directly or indirectly, is in control of, is controlled by, or is under common control with, the Company. For purposes of this definition, the terms "control", "controlled by" and "under common control with" mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.
(c) "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share Unit, or Share granted as a bonus or in lieu of another Award granted to a Participant under the Plan.
(d) "Award Date" means the date upon which an Award is made to a Participant under the Plan, although, in the case of any Award for which the Exercise Price, Fair Market Value, or other applicable value is determined with reference to the average weighted Share price or Share price over a particular measurement period, the Award shall not be treated as granted and subject to applicable securities law or securities exchange reporting until the applicable value is determined.
(e) "Award Agreement" means the written agreement between the Company and a Participant that evidences and sets out the terms and conditions of an Award.
(f) “Blackout Period” means a period in which the trading of Shares or other securities of the Company is restricted under the Company's Insider Trading and Corporate Communications Policy or other policy of the Company then in effect.
(g) "Board" means the Company's Board of Directors.
(h) "Cause" shall have the meaning specified in the Participant's employment, consulting or advisory contract with the Company or its Subsidiaries. In the absence of such definition, "Cause" occurs if the Participant:
(i) engages in conduct which is detrimental to the reputation of the Company or any of its Affiliates in any material respect; or
(ii) has committed an act of fraud or material dishonesty in connection with his or her employment or service to the Company or its Affiliates; or
(iii) has committed a material violation of applicable securities legislation; or
(iv) materially breaches duties under his or her employment or other service agreement, including violation of any provision of the Company's Code of Conduct, which includes the Code of Ethics and Business Practices, Standards of Conduct, Environment, Health and Safety Policy, Insider Trading, Confidentiality and Disclosure Policy, Antitrust Guidelines, Whistleblower Policy, and all other Company and Subsidiary policies and procedures and including such amendments as may occur from time to time; or
(v) otherwise engages in conduct that is deemed to constitute cause under common law.
The Participant shall be considered to have been discharged for Cause if the Company or a Subsidiary determines, within thirty (30) days after the Participant's resignation, that discharge for Cause was warranted.
(i) "Change of Control" means the occurrence of any one or more of the following events:
(i) less than fifty percent (50%) of the Board being composed of Continuing Directors;
(ii) any Person, entity or group of Persons or entities acting jointly or in concert (an "Acquiror") acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Company which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or associates and/or affiliates of the Acquiror (as such terms are defined in the Securities Act) to cast or to direct the casting of thirty percent (30%) or more of the votes attached to all of the Company's outstanding Voting Securities which may be cast to elect directors of the Company or the successor corporation (regardless of whether a meeting has been called to elect directors);
(iii) there is consummated a merger or consolidation of the Company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or any parent thereof) more than 50% of the combined outstanding Voting Securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined outstanding Voting Securities of the Company; or
(iv) the Company shall sell or otherwise transfer, including by way of the grant of a leasehold interest or joint venture interest (or one or more Subsidiaries of the Company shall sell or otherwise transfer, including without limitation by way of the grant of a leasehold interest or joint venture interest) property or assets
(1) aggregating more than fifty percent (50%) of the consolidated assets (measured by either book value or fair market value) of the Company and its Subsidiaries as of the end of the most recently completed financial year of the Company, or
(2) which during the most recently completed financial year of the Company generated, or during the then current financial year of the Company are expected to generate, more than fifty percent (50%) of the consolidated operating income or cash flow of the Company and its Subsidiaries, to any other Person or Persons (other than one or more Affiliates of the Company), in which case the Change of Control shall be deemed to occur on the date of transfer of the assets representing one U.S. dollar (US$1) more than fifty percent (50%) of the consolidated assets in the case of clause (1) or fifty percent (50%) of the consolidated operating income or cash flow in the case of clause (2), as the case may be.
For the purposes of the foregoing, "Voting Securities" means Shares and any other shares entitled to vote for the election of directors and shall include any security, whether or not issued by the Company, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors including any options or rights to purchase such shares or securities. Notwithstanding anything herein to the contrary, with respect to any Award that is subject to and not exempt from Section 409A of the Code, an event specified above shall constitute a Change of Control for purposes accelerating the settlement or payment date of any such Award only if it also constitutes a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, each as determined pursuant to Treasury Regulation section 1.409A-3(i)(5).
(j) "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any applicable regulations promulgated thereunder.
(k) "Continuing Director" means either:
(i) an individual who is a member of the Board on the date of the relevant Award Agreement; or
(ii) an individual who becomes a member of the Board, subsequent to the date of the relevant Award Agreement, with the agreement of at least a majority of the Continuing Directors who are members of the Board on the date that the individual became a member of the Board.

(l) "Covered Employee" means a Participant who is:
(i) a "covered employee" within the meaning of Code Section 162(m)(3), or any successor provision thereto; or
(ii) expected by the Administrator to be the recipient of compensation (other than "qualified performance based compensation" as defined in Code Section 162(m)) in excess of one million U.S. dollars (US$1,000,000) for the tax year of the Company with regard to which a deduction in respect of such individual's Award would not be allowed.
(m) "Employment Agreement" means an employment agreement between a Participant and the Company or a Subsidiary.
(n) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time.
(o) "Exercise Price" means the market price of Shares as determined by the Administrator, which shall not, as long as the Company's securities are listed on the Toronto Stock Exchange and subject to the requirements in Section 613 of the TSX Company Manual, be lower than the volume weighted average trading price of the Shares on the Toronto Stock Exchange for the five (5) completed Trading Days immediately preceding the Award Date. Notwithstanding the foregoing, if an ISO is granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the Exercise Price shall be at least one hundred ten percent (110%) of the market price as determined by the Administrator on the Award Date. Any conversion of the exercise price from Canadian dollars to U.S. dollars or from U.S. dollars to Canadian dollars shall be at the noon exchange rate of the Bank of Canada on the award date.
(p) "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Administrator or under procedures established by the Administrator.
(q) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.
(r) "Insider" has the meaning attributed to that term in Interpretation Section 1 of the Securities Act (Ontario) and includes, without limitation, officers and directors of the Company.
(s) "162(m) Award" means an Award granted hereunder that is intended to qualify as "performance-based compensation" under Code Section 162(m).
(t) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.
(u) "Other Share-Based Awards" means Awards granted to a Participant under Section 6(g) hereof.
(v) "Participant" means an individual who has received an Award under the Plan.
(w) "Performance Share Unit Award" means a right, granted to a Participant under Section 6(e) hereof, to receive Awards based upon performance criteria specified by the Administrator.
(x) "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person does not include:
(i) the Company or any of its Affiliates;
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates;
(iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or
(iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of Shares.
(y) "Preexisting Plan" means the Thompson Creek Metals Company Inc. Amended Incentive Stock Option Plan, effective as of May 10, 2007.
(z) "Qualified Member" means a member of the Administrator who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act and an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m).
(aa) "Qualifying Performance Criteria" means the criteria set forth in Section 7 hereof.
(bb) "Restricted Shares" means Shares, granted to a Participant under Section 6(d) hereof, that are subject to certain restrictions and to a risk of forfeiture.
(cc) "Restricted Share Unit" means a right, granted to a Participant under Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified restricted period.
(dd) "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time.
(ee) "Shares" means common shares of the Company.
(ff) "Share Appreciation Right" or "SAR" means a right granted to a Participant under Section 6(c) hereof.
(gg) "Subsidiary" means any entity during any period of which the Company owns or controls more than fifty percent (50%) of:
(i) the outstanding capital stock; or
(ii) the combined voting power of all classes of stock.
(hh) "Trading Day" means a day on which the Toronto Stock Exchange is open for trading.
3. ADMINISTRATION.
(a) The Plan will be administered by the Administrator, which has full and final authority, in each case subject to and consistent with the provisions of the Plan, to:
(i) select eligible persons to become Participants;
(ii) grant Awards subject to Board approval (except in the case of 162(m) Awards, which shall be granted and administered by the Administrator, subject to ratification by the Board);
(iii) determine the type, number and other terms and conditions of, and all other matters relating to, Awards;
(iv) prescribe Award Agreements (which need not be identical for each Participant);
(v) establish, amend, and rescind appropriate rules and regulations for the administration of the Plan;
(vi) determine the form in which tax withholding under Section 12 of this Plan will be made;
(vii) construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein; and
(viii) make all other decisions and determinations as the Administrator may deem necessary or advisable for the administration of the Plan.
(b) At any time that a member of the Administrator is not a Qualified Member, any action of the Administrator relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Administrator to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken by a subcommittee, designated by the Administrator, composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee, shall be the action of the Administrator for purposes of the Plan.
(c) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time.
(d) The senior officers of the Company are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications as they in their absolute discretion consider necessary for the implementation of the Plan. The Board, the Committee, and each member thereof will be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. The Board, the Committee, members thereof, and any officer or employee of the Company or any Subsidiary thereof acting at the direction or on behalf of the Board or the Committee will not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and will, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
4. NUMBER OF SHARES SUBJECT TO PLAN AWARDS.
(a) Aggregate Limits. Subject to adjustment as provided in Section 10 hereof, the maximum aggregate number of Shares available for issuance in connection with Awards under the Plan shall not exceed 12,761,776 Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares acquired by the Company.
(b) Issuance of Shares.
(i) For purposes of Section 4(a) hereof, the aggregate number of Shares issued under the Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award, and Shares subject to

Awards that have been canceled, expired, forfeited or otherwise not issued under an Award and Shares subject to Awards settled in cash shall not count as Shares issued under the Plan.
(ii) Shares that were subject to an Award that are withheld by the Company to pay the exercise price and/or withholding taxes related to the Award and Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR will be added back to the aggregate number of Shares available for issuance.
(c) Award Limits. The total number of Shares issuable to Insiders, at any time, or issued to Insiders within any one year period, under all security-based compensation arrangements of the Company cannot exceed 10% of the Company's total issued and outstanding Shares. The total number of Shares issuable under the Plan, at any time, to non-employee directors as a group, shall not exceed 0.5% of the Company's total issued and outstanding Shares at the time of the grant. The total number of Shares issuable as Incentive Stock Options shall not exceed 12,761,776 Shares.
5. PARTICIPATION. Any person who is a director, officer or employee or other service provider or consultant of the Company or of any Subsidiary shall be eligible for selection by the Administrator for the grant of Awards hereunder. The Administrator will determine which of the foregoing individuals are eligible to receive Awards under this Plan, including the type and amount of any Award. The Administrator's decision to grant an Award to an individual in any particular year does not require the Administrator to designate such person to receive an Award in any other year or to receive the same type or amount of Award granted to the Participant or any other Participant in any year.
6. TERMS AND CONDITIONS OF AWARDS. All Awards will be evidenced by a written agreement between the Company and the Participant setting forth the specific terms of the Award (an "Award Agreement"). Such terms and conditions shall include the following, as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Administrator:
(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Administrator may impose on any Award or the exercise thereof, at the Award Date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant or violation of restrictive covenants, such as non-competition and non-solicitation covenants. The Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Administrator shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as a 162(m) Award.
(b) Options. The Administrator is authorized to grant Options to Participants on the following terms and conditions:
(i) Exercise Price. The exercise price of Shares purchasable under an Option shall be determined by the Administrator, but in any event shall not be less than the Exercise Price.
(ii) Time and Method of Exercise. The Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares or a combination thereof and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten (10) years following the Award Date. To the extent that the Administrator permits the use of a "cashless exercise" to exercise any Option, the Administrator may designate a securities brokerage firm or firms through which all such exercises must be effected. Notwithstanding anything contained herein to the contrary, in no event will the Plan permit a "reload feature," in which replacement stock options are issued to any Participant in exchange for stock held by that Participant upon exercise of an Option.
(iii) ISOs. To the extent required by Code Section 422, if the aggregate Fair Market Value (determined as of the Award Date) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan and all other plans of the Company and its Subsidiaries) exceeds one hundred thousand U.S. dollars (US$100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as a nonqualified stock option. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Unless otherwise determined by the Administrator, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422.
(iv) No Repricing. Other than in connection with a change in the Company's capitalization (as described in Section 10), the Company shall not, without shareholder approval, (i) reduce the exercise price of an Option, (ii) exchange an Option for cash, another Award or a new Option with a lower exercise price or (iii) otherwise reprice such Option.

(c) Share Appreciation Rights. The Administrator is authorized to grant SARs to Participants on the following terms and conditions:
(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of:
(1) the Fair Market Value of one Share on the date of exercise over
(2) the Fair Market Value of the SAR on the Award Date, as determined by the Administrator.
(ii) Other Terms. The Administrator shall determine at the Award Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.
(iii) No Repricing. Other than in connection with a change in the Company's capitalization (as described in Section 10), the Company shall not, without shareholder approval, (i) reduce the exercise price of an SAR, (ii) exchange an SAR for cash, another Award or a new SAR with a lower exercise price or (iii) otherwise reprice such SAR.
(d) Restricted Shares. The Administrator is authorized to grant Restricted Shares to Participants on the following terms and conditions:
(i) Grant and Restrictions. Restricted Shares shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine on the Award Date or thereafter. Except to the extent otherwise provided in any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Shares and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator). During the restricted period applicable to the Restricted Shares, the Restricted Shares may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
(ii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.
(e) Restricted Share Units and Performance Share Units. The Administrator is authorized to grant Restricted Share Units and Performance Share Units to Participants, which are rights to receive Shares, cash, or a combination thereof at the end of a specified restricted period, subject to the following terms and conditions:
(i) Award and Restrictions. Settlement of an Award of Restricted Share Units or Performance Share Units shall occur upon expiration of the restricted period specified for such Restricted Share Units or Performance Share Units by the Administrator (or, if permitted by the Administrator, at a later date selected by the Participant in accordance with rules and regulations established by the Administrator). In addition, Restricted Share Units and Performance Share Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Administrator may impose, which restrictions may lapse at the expiration of the restricted period or at earlier specified times (including based on achievement of future service requirements (in the case of Restricted Share Units) or the achievement of certain performance goals (in the case of Performance Share Units)), separately or in combination, in installments or otherwise, as the Administrator may determine. Restricted Share Units and Performance Share Units may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Award, or a combination thereof, as determined by the Administrator at the Award Date or thereafter.
(f) Bonus Shares and Awards in Lieu of Obligations. The Administrator is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Administrator to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Administrator.

(g) Other Share-Based Awards. The Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Administrator to be consistent with the purposes of the Plan, including, without limitation, rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment and/or settlement contingent upon performance of the Company or any other factors designated by the Administrator, and Awards valued by reference to the value of Shares or the value of securities of or the performance of specified Subsidiaries. The Administrator shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares or a combination thereof, as the Administrator shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(g).
(h) Term of Awards. The term of each Award shall be for such period as may be determined by the Administrator; provided that in no event shall the term of any Option or SAR exceed a period of ten (10) years (or such shorter term as may be required in respect of an ISO under Code Section 422).
(i) Form and Timing of Payment under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Award or settlement of an Award may be made in such forms as the Administrator shall determine, including, without limitation, cash, Shares, other Awards or other property.
(j) Vesting. Except as provided otherwise in an Award Agreement or an Employment Agreement, Awards generally will vest over a minimum period of three (3) years or shall be subject to a performance-based vesting schedule, except in the event of a Participant's death or disability, or in the event of a Change of Control or other special circumstances. Except as provided otherwise in an Award Agreement or an Employment Agreement, Awards as to which either the grant or vesting is based on the achievement of one or more performance conditions generally will vest over a minimum period of one year, except in the event of a Participant's death or disability, or in the event of a Change of Control.
(k) Award Expiration and Forfeitures.
(i) Option Period. Unless otherwise specified in the applicable Award Agreement or an Employment Agreement, each Option will expire as of the earliest of:
(1) the date on which it is forfeited under the provisions of Section 6(j);
(2) ten (10) years from the Award Date (five (5) years in the case of an ISO granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations);
(3) in the case of a Participant who is an employee of the Company or a Subsidiary, three (3) months after the Participant's termination of employment with the Company and its Subsidiaries and Affiliates for any reason other than for Cause or death or total and permanent disability;
(4) in the case of a Participant who is a member of the board of directors of the Company or a Subsidiary or Affiliate, but not an employee of the Company, a Subsidiary or an Affiliate, three (3) months after the Participant's termination as a member of the board for any reason other than for Cause or death or total and permanent disability;
(5) immediately upon the Participant's termination of employment with the Company and its Subsidiaries and Affiliates or service on a board of directors of the Company or a Subsidiary or Affiliate for Cause;
(6) twelve (12) months after the Participant's death or total and permanent disability; or
(7) any other date specified by the Administrator when the Option is granted.
Notwithstanding the foregoing, if at any time the expiry dates of Options set forth above (with the exception of those noted in subsection (i)(2) above) shall be determined to occur during a Blackout Period or within 10 business days following the expiry of a Blackout Period, the expiry date of such Options shall be deemed to be the date that is the 10th business day following the expiration of the Blackout Period.
(ii) Forfeiture. Except as provided in subsection (i) above or otherwise determined by the Administrator, upon termination of employment or termination of other service to the Company or a Subsidiary during the applicable restricted period or portion thereof to which vesting or forfeiture conditions apply (as provided in the applicable Award Agreement), all Restricted Shares, Restricted Share Units, Performance Share Units,

SARs, and any other Awards that are at that time unvested or otherwise subject to restrictions shall be forfeited and reacquired by the Company; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case in its sole and absolute discretion, that vesting, restrictions, or forfeiture conditions relating to the Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive, in its sole and absolute discretion, in whole or in part the forfeiture of an Award.
7. CODE SECTION 162(m) AWARDS. The following supplemental rules shall apply to 162(m) Awards:
(a) Maximum 162(m) Award. The total number of Shares with respect to any 162(m) Award that may be granted to any one single Participant in any one calendar year may not exceed Five Hundred Thousand (500,000) Shares (subject to adjustment as provided in Section 10 hereof).
(b) Performance Goals. Subject to the terms and conditions of the Plan, the Administrator may establish performance criteria and level of achievement versus such criteria that shall determine the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Administrator may specify that an Award or a portion of an Award is intended to qualify for the Performance-Based Exception under Section 162(m) of the Code, provided that the performance criteria for such Award or portion of an Award that is intended by the Administrator to qualify for the Performance-Based Exception under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Administrator and specified at the time the Award is granted. The Administrator shall certify the extent to which any Qualifying Performance Criteria have been satisfied, and the amount payable as a result thereof, prior to payment, settlement or vesting of any Award that is intended to qualify for the Performance-Based Exception under Section 162(m) of the Code. The term “Qualifying Performance Criteria” shall mean any one or more of the following performance measures, or derivations of such performance measures, either individually, alternatively or in any combination, described in terms of objectives that are related to an individual Participant or objectives that are Company-wide and/or related to operating units, divisions, Subsidiaries, Affiliates, acquired businesses, minority investments, partnerships, or joint ventures, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparator group, in each case as specified by the Administrator:
(1) meeting specific targets for or growth in:
a. share price (including growth measures and total shareholder return),
b. net sales (dollars or volume),
c. cash flow,
d. operating income,
e. net income after capital costs,
f. net income (before or after taxes)
g. earnings per share,
h. earnings before interest and taxes,
i. earnings before interest, taxes, depreciation and amortization (EBITDA),
j. economic value added (EVA),
k. capital budget, or
l. budget target measures;
(2) return on:
a. net sales,
b. assets or net assets,
c. invested capital,
d. equity, or
e. cash flow;
(3) management of:
a. working capital,
b. expenses,
c. cash flow (including operating cash flow),
d. margins,
e. reserve replacement,

f. resource levels,
g. safety performance, or
h. environmental performance;
(4) meeting specific targets for or growth in:
a. productivity (including cash cost per ounce of production),
b. specified product lines,
c. market share,
d. product development,
e. customer service or satisfaction,
f. employee satisfaction,
g. strategic innovation, or
h. acquisitions;
(5) specific personal performance improvement objectives relative to:
a. formal education,
b. executive training,
c. leadership training; or
(6) any other criteria established by the Administrator (but only if such other criteria are approved by the shareholders).
(c) Shareholder Approval of Performance Goals. The material terms of 162(m) Awards will be disclosed to and approved by the Company's shareholders prior to payment, in conformity with the requirements under Code Section 162(m); it being understood that performance goals set forth in Section 7(b) above shall be disclosed to and reapproved by the Company's shareholders no later than the first meeting of shareholders that occurs in the fifth (5th) year following the year in which the Company's shareholders previously approved the performance goals (or such other time period as prescribed by Code Section 162(m)). The rights of a Participant to receive payment under any 162(m) Award shall be expressly conditioned on obtaining any such approval referred to in this subsection, to the extent required by Code Section 162(m).
(d) Documentation of Performance Objectives. With respect to any 162(m) Award, the applicable performance goal(s) shall be set forth in writing no later than ninety (90) days after commencement of the period to which the performance goal(s) relate(s) (or, if sooner, before twenty-five percent (25%) of such period has elapsed) and at a time when achievement of such performance goals is substantially uncertain. Such writing shall also include the period for measuring achievement of the performance goals, which shall be no greater than five (5) consecutive years, as established by the Administrator. Once established by the Administrator, the performance goals(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions with respect to a 162(m) Award that otherwise would be due upon the attainment of the performance goals(s).
(e) Administrator Certification. Prior to settlement of any 162(m) Award, the Administrator shall certify in writing that the applicable performance goals(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 7(e), approved minutes of the Administrator shall be adequate written certification.
(f) Negative Discretion. Except as expressly provided for in an employment agreement between the Company and a Participant, the Administrator may reduce, but may not increase, the number of Shares deliverable or the amount payable under any 162(m) Award after the applicable performance goals are satisfied.
(g) Status of Performance Share Unit Awards under Code Section 162(m). It is the intent of the Company that Performance Share Unit Awards under Section 6(e) granted to persons who are designated by the Administrator as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Administrator, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 6(e) shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Administrator cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Administrator, at the time of the Award Date, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Share Unit Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

(h) Extraordinary Events. To the extent provided for by the Administrator at the time an Award is granted, the Administrator shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to account for any of the following events that occurs during a performance period: (a) asset write downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; and (e) any extraordinary, non-recurring or other unusual items, either as described in Accounting Principles Board Opinion No. 30 or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year.
8. CHANGE OF CONTROL.
(a) Except as otherwise provided in any applicable Award Agreement, in the event of a Change of Control, the Administrator may determine, in its sole and absolute discretion, that any of the following may occur:
(i) any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants;
(ii) the successor or acquiring corporation may substitute equivalent awards or provide substantially similar consideration, shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Awards immediately prior to such Change of Control; or
(iii) the vesting and settlement of the Awards may be accelerated.
(b) Except as otherwise provided in any applicable Award Agreement, or as otherwise determined by the Administrator, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, the vesting and settlement of all Awards shall be accelerated.
(c) Subject to any greater rights granted to Participants under the foregoing provisions of this Section 8, in the event of the occurrence of any Change of Control, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.
9. CONDITIONS UPON ISSUANCE OF SHARES.
(a) A Participant will have none of the rights of a shareholder (including, but not limited to, the right to receive dividends or other distributions from the Company, voting rights, or rights under any rights offering) until such time as such Shares have been recorded on the Company's official shareholder records as having been issued to the Participant.
(b) No Shares shall be issued under this Plan or pursuant to any Award Agreement until and unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, Canadian securities laws, the rules and regulations promulgated thereunder, and the rules of any stock exchange having jurisdiction over the securities of the Company.
(c) The Company may, to the extent deemed necessary or advisable by the Administrator, postpone the issuance or delivery of Shares until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Administrator may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.
10. RECAPITALIZATION. If there are any stock splits, stock dividends, recapitalizations, consolidations or mergers while any Awards are outstanding, an equitable adjustment will be made to the number and valuation of such Award.
11. SECTION 16 LIMITATIONS. It is the intent of the Company that the grant of any Awards to a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 thereof pursuant to an applicable exemption. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of SEC Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
12. WITHHOLDING TAXES. The Administrator may, in its sole and absolute discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with the settlement of any Award by withholding Shares settled pursuant to an Award hereunder or withholding payroll or other amounts payable to the Participant. This authority includes the authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the sole and absolute discretion of the Administrator.

13. TRANSFER RESTRICTIONS. No Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant, except by will or by the laws of descent and distribution. However, the Administrator may allow the transfer of Awards (other than Incentive Stock Options and Share Appreciation Rights granted in tandem with such Options) to persons or to a trust or partnership designated by a Participant.
14. CONSTRUCTION. The Administrator shall administer, construe, interpret and exercise discretion under the Plan, each Award, and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all applicable laws and that avoids (to the extent practicable) the classification of any Award as "deferred compensation" for purposes of Code Section 409A, as determined by the Administrator, or, if an Award is subject to Code Section 409A, in a manner that complies with Code Section 409A.
15. NO RIGHT TO PARTICIPATION OR EMPLOYMENT. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again for additional Award grants. Nothing in the Plan or any Award shall confer on any Participant a right to remain an employee of the Company (or any subsidiary) or interfere with or limit in any way the right of the Company (or any subsidiary) to terminate the Participant's employment or service as a director or consultant at any time.
16. EXCLUSION OF PAYMENTS FROM EMPLOYEE BENEFITS. No payments or Awards under the Plan will be included as compensation for the purpose of determining any retirement income, profit sharing, severance, life insurance or any other benefit.
17. SEVERABILITY. If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby and shall continue in effect and application to its fullest extent. If, however, the Company determines in its sole and absolute discretion that any term or condition of the Plan which is invalid or unenforceable is material to the interests of the Company, the Company may declare the Plan null and void in its entirety.
18. TERMINATION AND AMENDMENT OF THE PLAN.
(a) The Board may terminate, amend or modify this Plan or any Award Agreement at any time. Changes to the Plan will be recommended by the Administrator and will require full Board approval. The termination of the Plan shall not affect rights and obligations theretofore granted and then in effect. No termination, modification or amendment of the Plan or any Award shall alter or impair the rights of a Participant without the Participant's written consent, unless such modification or amendment is made in order to comply with any law or regulation applicable to the Plan or is required to avoid any penalties or excise taxes relating to such laws or regulations.
(b) No amendment shall be effective without shareholder approval if such amendment has the effect of (i) changing the class of individuals eligible to become Participants under Section 5 hereof, (ii) increasing the amount of Shares under Section 4 hereof or the amount thereunder to Insiders, (iii) revising the per Share value or Exercise Price listed in an Award Agreement or otherwise repricing or canceling and substituting a new Award with an Exercise Price lower than as listed in the initial Award Agreement, unless such revision is due to a bona fide calculation error; (iv) extending the performance or restricted period in any Award Agreement; (v) extending the term of Options held by Insiders, (vi) revising Section 18(a) or (b); (vii) violating any applicable law or the applicable rules or policies of a stock exchange; or (viii) any amendment that allows for the reduction of the exercise price or the cancellation and reissue of options held by non-insiders; (ix) any amendment that allows for the extension of the terms of Options held by non-insiders beyond the original expiry date; (x) any amendment to the eligible participants that may increase limits imposed on non-employee director participation; (xi) any amendment that permits Options to be transferable or assignable other than for normal estate settlement purposes; or (xii) any amendment to amend the Plan's amendment provision.
(c) Except as otherwise set out below, the Board will seek shareholder and regulatory approval for any amendments to the Plan. The Board may suspend or discontinue the Plan at any time without first obtaining shareholder approval, provided that, without the consent of a Participant, such suspension or discontinuance may not in any manner adversely affect such Participant's rights under the Plan. The Board may, subject to receipt of requisite regulatory approval, where required, and without further shareholder approval, in its discretion make the following amendments to the Plan:
(i) amending typographical, clerical and grammatical errors;
(ii) reflecting changes to applicable securities laws; and
(iii) ensuring that the Shares issued under the Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a Participant may from time to time be resident or a citizen.
Notwithstanding the foregoing, the Company will obtain requisite shareholder approval in respect of amendments to the Plan to the extent such approval is required by any applicable laws or regulations.
(d) In the event the Plan or any Award issued hereunder fails to meet the applicable requirements of Code Section 409A, then the Plan and the applicable Award Agreement shall be deemed to be modified (and shall otherwise be amended by the Administrator, in its sole and absolute discretion), to the limited extent necessary to satisfy the requirements of Code Section 409A and the regulations thereunder.
19. APPLICABLE LAW. This Plan shall be interpreted and construed in accordance with the laws of the State of Colorado without giving effect to its conflict or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.
20. AWARDS UNDER PREEXISTING PLAN. Upon approval of the Plan by the Company's shareholders, no further awards shall be granted under the Preexisting Plan.
21. COMPENSATION RECOUPMENT POLICY. Subject to the terms and conditions of the Plan, the Administrator may provide at the time an Award is granted that any Participant and/or any Award, including any Shares subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.
22. UNFUNDED PLAN. The Plan is intended to be an unfunded plan. The Company shall not be required to establish or fund any special or separate account or to make any other segregation of assets to assure the payment of any Award under the Plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Administrator or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
23. SUCCESSORS. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
24. NO LIABILITY OF THE COMPANY. The Company and any Subsidiary which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.
25. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any committee thereof to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26. EFFECTIVE DATE AND DURATION OF PLAN. The Plan, prior to its amendment and restatement, was originally effective as of May 6, 2010. The Plan, as amended and restated, is effective as of May 13, 2014, subject to shareholder approval. The Plan shall remain in full force and effect from the date of shareholder approval hereof and from year to year thereafter until amended or terminated in accordance with Section 18 and for so long thereafter as Awards remain outstanding in favor of any Participant.

ANNEX B

AMENDED AND RESTATED
THOMPSON CREEK METALS COMPANY INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

Effective July 1, 2014

1.PURPOSE. Thompson Creek Metals Company Inc. (the “Company”) hereby adopts this Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan (the “Plan”). The purpose of the Plan is to provide an opportunity for Employees of the Company (and any Participating Subsidiaries) to purchase common shares of the Company at a discount through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's shareholders. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and this Plan will be so construed. Any term not expressly defined in this Plan but defined for purposes of Code Section 423 will have the same definition herein. In addition, the Plan authorizes the grant of purchase rights pursuant to sub-plans or special rules adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside of the United States, which sub-plans shall not be required to comply with the requirements of Section 423 of the Code.

2.DEFINITIONS. For purposes of the Plan, the following terms are defined as set forth below:

(a)
“Applicable Law” shall mean the legal requirements relating to the administration of an employee stock purchase plan under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of Canada and any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

(b)	“Board” means the Company's Board of Directors.

(c)	“Closing Price” means the closing price of the Shares on the New York Stock Exchange Composite Transactions list, as reported on www.NYSE.com, excluding any after-market trades.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Compensation Committee of the Board or any successor committee with responsibility for employee compensation.

(f)	“Company” means Thompson Creek Metals Company Inc.

(g)
“Covered Compensation” means an Employee's base salary before pre-tax contributions are made pursuant to Code Sections 401(k) and 125 or Section 146 of the Income Tax Act (Canada) and will include overtime pay and shift premium. Covered Compensation will not include short- or long-term disability pay, commissions, bonus or incentive payments, severance pay, or any special compensation.

(h)	“Employee” means any individual (whether employed part-time or full-time) in an employee-employer relationship with the Company (or a Participating Subsidiary thereof), but will exclude any

(i)independent contractor;

(ii)consultant; or

(iii)“leased employee” as defined in Code Section 414(n).

Any determination that an independent contractor or consultant was actually a common law employee shall not have retroactive applicability for purposes of participation or eligibility to participate in this Plan.

(i)	“Enrollment Date” means the first day of each January or July.

(j)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.

(k)
“Five Percent Owner” means any Employee who, together with any other person whose stock would be attributed to such Employee pursuant to Code Section 424(d), owns stock or holds options to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock representing five percent (5%) or more of the total combined power or value of all classes of stock of the Company.

(l)	“Insider” has the meaning attributed to that term in Interpretation Section 1 of the Securities Act (Ontario) and includes, without limitation, officers and directors of the Company.

(m)
“Offering Period” means one of the consecutive three-month periods commencing on the first day of January, the first day of April, the first day of July or on the first day of September of each year and continuing thereafter to the last day of March (January 1 to March 31 Offering Period) or June (April 1 to June 30 Offering Period) or September (July 1 to September 30 Offering Period) or December (October 1 to December 31 Offering Period), respectively, or until terminated in accordance with Section 18 hereof. The Committee shall have the authority, however, to change the frequency and/or duration of Offering Periods (including the commencement dates thereof) with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

(n)
“Participating Subsidiary” means any corporation or other entity in which a fifty percent (50%) or greater interest is, at the time, directly or indirectly, owned by the Company, but only if such entity is designated for participation by the Committee.

(o)	“Plan” means this Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan.

(p)
“Purchase Price” means an amount that shall not be less than eighty-five percent (85%) of the lesser of the Closing Price (i) at the beginning of the Offering Period or (ii) on the Share Purchase Date. The Committee may determine, in its sole and absolute discretion, that the Purchase Price for any Offering Period will be determined as above, but with a percentage in excess of eighty-five percent (85%), provided that such percentage shall be determined and communicated to all Employees in advance of the beginning of the Offering Period.

(q)
“Securities Act” shall mean the U.S. Securities Act of 1933, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of the Securities Act.

(r)	“Shares” means common shares of the Company.

(s)	“Share Purchase Date” means the first Trading Day following the end of each Offering Period, prior to the termination of the Plan.

(t)	“Trading Day” means a day on which the New York Stock Exchange is open for trading.

3.SHARES SUBJECT TO PLAN. An aggregate of Three Million (3,000,000) Shares may be sold pursuant to the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares acquired by the Company. If there is any change in the outstanding Shares by reason of a stock dividend or distribution, stock split, recapitalization, combination or exchange of Shares, or by reason of any merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number of Shares available for sale will be equitably adjusted by the Committee to give proper effect to such change.
4.ADMINISTRATION.

(a)
The Plan will be administered by the Committee. Subject to the provisions of this Plan and the limitations of Code Section 423 (or any successor provision in the Code), all questions of interpretation or application of this Plan will be determined by the Committee in its sole and absolute discretion and its decisions will be final and binding upon all persons.

(b)	The Committee, may, from time to time, consistent with the Plan and the requirements of Code Section 423,

establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Committee, in its sole and absolute discretion, for the proper administration of the Plan, including, without limitation:

(i)	any minimum payroll deduction amount required for participation in an Offering Period;

(ii)	imposing limitations on the maximum number of Shares that may be purchased in any Offering Period;

(iii)	an exchange ratio applicable to amounts withheld in currency other than United States dollars;

(iv)
a payroll deduction greater or less than the amount designated by an Employee in order to adjust for the Company's delay or mistake in processing an enrollment form or in otherwise effecting an Employee's election under the Plan or as advisable to comply with the requirements of Code Section 423;

(v)	determination of the Share Purchase Date and manner by which the Purchase Price and the Closing Price shall each be established; and

(vi)	delegation of responsibility for Plan operation, management and administration, subject to the Committee's oversight and control, on such terms as the Committee may establish.

(c)
Except to the extent prohibited by Applicable Law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

(d)
The senior officers of the Company are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications as they, in their absolute discretion, consider necessary for the implementation and proper administration of the Plan.

(e)
The Board, the Committee, and each member thereof will be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company (or any subsidiary thereof), the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. The Board, the Committee, members thereof, and any officer or employee of the Company (or any subsidiary thereof) acting at the direction or on behalf of the Board or the Committee, as applicable, will not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and will, to the fullest extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

5.ELIGIBILITY. Any Employee (except for any Five Percent Owner) employed by the Company or by any Participating Subsidiary as of any Enrollment Date shall be eligible to participate in the Plan, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (not to exceed two (2) years) prior to the beginning of an Offering Period. The Committee may also determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).

6.PARTICIPATION.

(a)
An eligible Employee may elect to participate in the Plan as of any Enrollment Date. Any such election will be made by completing and forwarding an enrollment and payroll deduction authorization form (or by any other method determined by the Committee, including via electronic transmission) to the Plan's record keeper, in accordance with rules established by the Committee prior to such Enrollment Date, authorizing payroll deductions in such amount as the Employee may, subject to the limits described in Section 9(b)(2) below, request but in no event less than one percent (1%) nor more than fifteen percent (15%) of the Employee's Covered Compensation. Employees may purchase Shares only through payroll deductions, and cash contributions will not be permitted.

(b)
An Employee may increase or decrease payroll deductions as of any subsequent Enrollment Date by completing and forwarding a revised payroll deduction authorization form (or by any other method determined by the Committee, including via electronic transmission) to the Plan's record keeper, in accordance with rules established by the Committee; provided, that changes in payroll deductions will not be permitted to the extent that they would result in total payroll deductions below the minimum or above the maximum amount specified by the Committee. Once enrolled, an Employee will be automatically re-enrolled in the Plan for each subsequent Offering Period, until the Employee reduces his contributions to zero percent (0%), receives a Hardship Withdrawal pursuant to Section 8, ceases to be eligible to participate, or notifies the Plan's record keeper, in a manner prescribed by the Committee, that he or she elects not to re-enroll.

(c)
An Employee may discontinue his or her participation in the Plan, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing and forwarding a new enrollment and payroll deduction authorization form (or by any other method determined by the Committee, including via electronic transmission) to the Plan's record keeper, in accordance with rules established by the Committee, authorizing a change in payroll deduction rate. The Committee or its delegate may, in its discretion, limit the number of deduction rate changes during any Offering Period or impose other limitations on the ability to make such changes in its sole discretion. The change in rate shall be effective with the first full payroll period following five (5) business days after receipt of the new deduction authorization form unless the Company elects to process a given change in participation more quickly.

7.PAYROLL DEDUCTION ACCOUNTS.

(a)
The Plan's record keeper will establish a “Payroll Deduction Account” for each participating Employee, and will credit all payroll deductions made on behalf of each Employee to his or her Payroll Deduction Account as soon as administratively feasible. All payroll deductions made for an Employee are credited to his or her Payroll Deduction Account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. An eligible Employee may not make any additional payments into such account, unless payroll deductions are prohibited under Applicable Law, in which case the provisions of Section 7(b) of the Plan shall apply.

(b)
Notwithstanding any other provisions of the Plan to the contrary, in locations where local law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee. In such event, any such Employees shall be deemed to be participating in a sub-plan, unless the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan. All such contributions will be held in a general corporate account or a trust account. No interest shall be paid or credited to the participant with respect to such contributions.

8.WITHDRAWALS. No participating Employee may withdraw amounts contributed to his or her Payroll Deduction Account during an Offering Period, except in cases of unforeseeable emergency, determined in the sole and absolute discretion of the Committee or its delegate (a “Hardship Withdrawal”). Following receipt of a Hardship Withdrawal, an Employee may not resume participation in the Plan during the same Offering Period, but the Employee may participate in any subsequent Offering Period under this Plan commencing after such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

9.SHARE PURCHASE DATE; LIMITATIONS ON PURCHASES.

(a)
Following each Offering Period, Shares will be allocated on each Share Purchase Date for each Employee for whom a Payroll Deduction Account has been maintained for such Offering Period. Notwithstanding the foregoing, open market purchases of Shares on the New York Stock Exchange may be made, at the election of the Committee, over a period of not more than ten (10) Trading Days following the Share Purchase Date and allocated as of such purchase date.

(b)	Notwithstanding the foregoing, the Company will not permit the exercise of any right to purchase Shares:

(i)	to an Employee who, immediately after the right is granted, would be a Five Percent Owner;

(ii)	which would permit an Employee to purchase more than Five Thousand (5,000) Shares in any Offering Period, or more than Twenty Thousand (20,000) Shares in any calendar year;

(iii)
which would permit an Employee's rights to purchase Shares under this Plan (excluding any sub-plan established by the Committee, at the Committee's option), or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, as specified by Section

423(b)(8) of the Code, to accrue at a rate in excess of Twenty-Five Thousand U.S. Dollars (US$25,000.00) of the fair market value of such Shares (determined at the time such rights are granted) for each calendar year in which the right is outstanding at any time; or

(iv)
which would cause the total number of Shares issuable to Insiders, at any time, or issued to Insiders within any one year period, under all security-based compensation arrangements of the Company to exceed ten percent (10%) of the Company's total issued and outstanding Shares.

10.	PURCHASE OF SHARES.

(a)
Subject to the limitations set forth in Section 9, each Employee participating in an Offering Period will receive as many whole Shares as may be purchased with the amounts credited to his or her Payroll Deduction Account as of the last day of the Offering Period immediately preceding the applicable Share Purchase Date (or such other date as the Committee may determine) divided by the Purchase Price. To the extent there remains an amount insufficient to purchase a whole Share in an Employee's Payroll Deduction Account, such amount shall be automatically carried forward, without interest, to the next Offering Period's Payroll Deduction Account.

(b)
If the number of Shares to be purchased on a Share Purchase Date by all Employees participating in this Plan exceeds the number of Shares then available for issuance under this Plan, then the Plan's record keeper will make a pro rata allocation of the remaining Shares in as uniform a manner as will be reasonably practicable and as the Plan's record keeper determines to be equitable.

11.BROKERAGE ACCOUNTS OR PLAN SHARE ACCOUNTS. By enrolling in the Plan, each participating Employee will be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating Employee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by an Employee pursuant to the Plan will be held in the Employee's brokerage or Plan share account (“Plan Share Account”) in his or her name, or if the Employee so indicates on his or her enrollment form, in the Employee's name jointly with a member of the Employee's family or other beneficiary, with right of survivorship. An Employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may request that such Shares be held in his or her name as tenant in common with a member of the Employee's family or other beneficiary, without right of survivorship.
12.RIGHTS AS SHAREHOLDER. An Employee will have no rights as a shareholder with respect to Shares subject to any rights granted under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date.
13.CERTIFICATES. Certificates for Shares purchased under the Plan will not be issued automatically. Such Shares will be recorded on the stock transfer records of the Company in book entry form. However, certificates for whole Shares purchased will be issued as soon as practicable following an Employee's written request. The Company may make a reasonable charge for the issuance of such certificates.
14.TERMINATION OF EMPLOYMENT. If an Employee's employment is terminated for any reason, including death, or if an Employee otherwise ceases to be eligible to participate in the Plan, payroll deductions on behalf of the Employee will be discontinued and any amounts then credited to the Employee's Payroll Deduction Account will be distributed in cash, with no adjustment for interest, to the Employee (or the Employee's beneficiary) as soon as practicable. An Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
15.RIGHTS NOT TRANSFERABLE. Rights granted under this Plan are not transferable by a participating Employee other than by will or the laws of descent and distribution, and are exercisable during an Employee's lifetime only by the Employee.
16.EMPLOYMENT RIGHTS. Neither participation in the Plan, nor the exercise of any right granted under the Plan, will be made a condition of employment or of continued employment with the Company or any subsidiary. Participation in the Plan does not limit the right of the Company or any subsidiary to terminate a participating Employee's employment at any time or give any right to an Employee to remain employed by the Company or any subsidiary in any particular position or at any particular rate of remuneration.

17.EXPENSES. Except to the extent provided in Section 13, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to participating Employees, will be borne by the Company and its subsidiaries.
18.AMENDMENTS AND TERMINATION.

(a)
The Committee may amend the Plan at any time (subject to the requirements of any stock exchange upon with the Shares may then be listed), provided that no such amendment will be effective unless approved within twelve (12) months after the date of the adoption of such amendment by the affirmative vote of shareholders entitled to a majority of the votes represented by all outstanding Shares entitled to vote if such shareholder approval is required for the Plan to continue to comply with the requirements of Section 423 of the Code and other applicable regulatory and stock exchange rules. Notwithstanding the foregoing, the Committee, or an officer or officers of the Company designated by the Company or the Committee, may amend the Plan from time to time to reflect the extension of the Plan to groups of employees described in Section 5 above who have been authorized by the Committee in accordance with such Section to participate in the Plan. The Committee may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all payroll deductions will cease and all amounts then credited to the participating Employees' Payroll Deduction Accounts will be refunded without interest to the participating Employees as soon as practicable.

(b)
Notwithstanding anything to the contrary herein, no amendment to the Plan which shall have the effect of fundamentally or materially changing the Plan shall be made by the Committee without Board approval.

(c)
Except as otherwise set out below, the Board or the Committee, as applicable, will seek shareholder and regulatory approval for any amendments to the Plan. The Board or the Committee, as applicable, may, subject to receipt of requisite regulatory approval, where required, and without further shareholder approval, in its sole discretion make the following amendments to the Plan:

(i)	extending the Plan to groups of employees described in Section 5 who have been authorized by the Committee in accordance with such Section;

(ii)	those amendments contemplated in Section 19 herein;

(iii)	amending typographical, clerical and grammatical errors;

(iv)	reflecting changes to applicable securities laws; and

(v)
ensuring that the Shares issued under the Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a participating Employee may from time to time be resident or a citizen.

(d)
The Board may suspend or discontinue the Plan at any time without first obtaining shareholder approval, provided that, without the consent of a participating Employee, such suspension or discontinuance may not in any manner adversely affect such participating Employee's rights under the Plan. Upon termination of the Plan, all payroll deductions will cease and all amounts then credited to the participating Employees' Payroll Deduction Accounts will be refunded without interest to the participating Employees as soon as practicable.

Notwithstanding the foregoing, the Company will obtain requisite shareholder approval in respect of amendments to the Plan to the extent such approval is required by any Applicable Law.
19.EQUAL RIGHTS AND PRIVILEGES. All Employees will have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Code Section 423 and related regulations. Any provision of the Plan which is inconsistent with Code Section 423 or any successor provision of the Code will, without further act or amendment by the Company, the Board or the Committee, be reformed to comply with the requirements of Code Section 423. This Section 19 will take precedence over all other provisions of the Plan. However, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by participants, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not the Plan. The Committee may also adopt sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.
20.WITHHOLDING TAXES. The Plan's record keeper may, in its discretion and subject to such rules as it may adopt, permit or require a participating Employee to pay all or a portion of the federal, provincial, state and local taxes, including Canada Pension Plan and employment insurance premiums and FICA and Medicare withholding tax, arising in connection with the issuance of any Shares by withholding Shares issued hereunder or withholding payroll or other amounts payable to the participating Employee. This authority includes the authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a participating Employee's tax obligations, either on a mandatory or elective basis in the discretion of the Plan's record keeper.
21.APPLICABLE LAWS. Sales of Shares under the Plan are subject to, and will be accomplished only in accordance with, the requirements of all applicable securities and other laws and the applicable rules of any exchange on which such Shares are listed. The laws of the United States will be controlling in all matters relating to the Plan, except with respect to certain sub-plans established by the Committee. To the extent not superseded by the laws of the United States, the laws of the State of Colorado will be controlling in all matters relating to the Plan, but without giving effect to its conflict or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. All actions arising under or relating to this Plan will be brought in the United States District Court for the District of Colorado. The Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended.
22.SHAREHOLDER APPROVAL. The Plan and any action taken hereunder will be null and void if shareholder approval is not obtained within the twelve (12) months subsequent to the date the Board adopts the Plan.
23.SECURITIES LAWS REQUIREMENTS.

(a)
No purchase right granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Company with respect to such compliance. If on a Share Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, purchase rights granted under the Plan which are not in material compliance shall not be exercised on such Share Purchase Date, and the Share Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Share Purchase Date shall not be delayed more than twelve (12) months and the Share Purchase Date shall in no event be more than twenty-seven (27) months from the Enrollment Date relating to such Offering Period. If, on the Share Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in material compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire Shares) shall be returned to the participants, without interest. The provisions of this Section 23 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

(b)
As a condition to the exercise of a purchase right, the Company may require the person exercising such purchase right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

24.REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be made available to participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
25.DESIGNATION OF BENEFICIARY FOR OWNED SHARES. With respect to Shares purchased by the participant pursuant to the Plan and held in an account maintained by the Company or its assignee on the participant's behalf, the participant may be permitted to file a written designation of beneficiary, who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Share Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by local law. The participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to local legal requirements, in the event of a participant's death, the Company or its assignee shall deliver any Shares and/or cash to the designated beneficiary. Subject to local law, in the event of the death of a participant and in the absence of a beneficiary validly designated who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company in its sole discretion, may deliver (or cause its assignee to deliver) such Shares and/or cash to the spouse, or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine. The provisions of this Section 25 shall in no event require the Company to violate local law, and the Company shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased participant's account in compliance with local law.
26.ADDITIONAL RESTRICTIONS OF RULE 16b‑3. The terms and conditions of purchase rights granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b‑3. This Plan shall be deemed to contain, and such purchase rights shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b‑3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

27.NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

ANNEX C

ADVANCE NOTICE PROVISION

14.12 Nomination of Directors

(1)	Only persons who are nominated in accordance with this Article 14.12 shall be eligible for election as directors of the Company at a meeting of shareholders.

(2)
Nominations of persons for election as directors of the Company may be made at any annual general meeting of shareholders, or at any other meeting of shareholders if one of the purposes for which the meeting was called was the election of directors, provided that such nominations or proposed nominations are made:

(a)	by or at the direction of the board, including pursuant to a notice of meeting given in accordance with applicable law;

(b)	pursuant to a “proposal” made in accordance with Division 7 of Part 5 of the Business Corporations Act, or a requisition made in accordance with section 167 of the Business Corporations Act; or

(c)
subject to the following provisions of this Article 14.12, by any person (a “Nominating Shareholder”) who, on the date upon which such Nominating Shareholder gives the Notice of Nominee (as defined below) and on the record date for notice of such meeting, is entered in the central securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting.

(3)
In addition to any other requirements under applicable laws, for a nomination of a person for election as a director to be validly made by a Nominating Shareholder, the Nominating Shareholder must have given notice thereof in accordance with this Article 14.12 that is both timely (at a minimum in accordance with paragraph 4 below) and in proper written form (in accordance with paragraph 5 below), such notice, for purposes of this Article 14.12, a “Notice of Nominee”.

(4)	To be timely, a Notice of Nominee sent by a Nominating Shareholder must be sent to the Company:

(a)
in the case of an annual general meeting of shareholders, not less than thirty (30) nor more than sixty‑five (65) days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is proposed to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement (as defined below) of the date of the annual general meeting was made, the Notice of Nominee must be sent by the Nominating Shareholder no later than the close of business on the tenth (10th) day following the Notice Date; and

(b)
in the case of a meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the meeting of shareholders was made.

The time periods for the giving of a Notice of Nominee by a Nominating Shareholder shall in all cases be determined based on the date of the applicable meeting of shareholders as first publicly announced, and unless otherwise directed by the board, no adjournment, rescheduling or postponement of a meeting of shareholders or the public announcement thereof will result in the commencement of a new time period for the giving of a Notice of Nominee by a Nominating Shareholder.

(5)	To be in proper written form, a Notice of Nominee by a Nominating Shareholder must set forth:

(a)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

(i)	the name, business address and residential address of the person,

(ii)
the present principal occupation, business or employment of the person and the principal occupation, business or employment of the person for at least the five years preceding the date of the Notice of Nominee, as well as the name and principal business of any company in which any such employment is or was carried on,

(iii)	the citizenship of the person,

(iv)	the class or series and number of shares of the Company which the person beneficially owns or over which the person exercises direction or control as of the date of the Notice of Nominee, and

(v)
any other information relating to the person that would be required to be disclosed in a dissident's information circular in connection with a solicitation of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below), regardless of whether the person or the Nominating Shareholder is required to prepare or file an information circular; and

(b)
as to the Nominating Shareholder, full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such Nominating Shareholder has a right to vote or direct the voting of any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be disclosed in a dissident's information circular in connection with a solicitation of proxies by the Nominating Shareholder for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below), regardless of whether the Nominating Shareholder or a person whom the Nominating Shareholder proposes to nominate for election as a director is required to prepare or file an information circular.

The Company may require the Nominating Shareholder or any proposed nominee for election as a director to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company or that could be material with respect to the independence or qualifications, or lack thereof, of such proposed nominee or that may otherwise be necessary in order for shareholders to be able to form a reasonable judgment on whether to vote for, against or withhold their vote with respect to such proposed nominee.

(6)
The chair of any meeting of shareholders shall have the power and duty to determine whether any nomination of a person for election as director at such meeting was made in accordance with this Article 14.12 and, if any such proposed nomination is not in compliance with this Article 14.12, to declare that such defective nomination shall be disregarded and not submitted to a vote at such meeting.

(7)	For purposes of this Article 14.12:

(a)	“Applicable Securities Laws” means:

(i)
the applicable securities legislation of each province and territory of Canada in which the Company is a reporting issuer, as amended from time to time, the rules, regulations and forms made or promulgated under any such legislation and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada in which the Company is a reporting issuer, and

(ii)
the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, without limitation, Regulation 14A; and

(b)
“public announcement” means disclosure in a press release disseminated by the Company through a national news service in Canada or the United States, or in a document filed by or on behalf of the Company under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or publicly filed with the US Securities and Exchange Commission.

(8)
Notwithstanding any other provision of this Article 14.12, notice given to the Company pursuant to this Article 14.12 may only be given by physical delivery or facsimile transmission, and shall be deemed to have been given at the time it is served by physical delivery to the secretary, if any, of the Company at the address of the principal executive offices of the Company or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or facsimile transmission is made on a day which is a not a business day or later than 5 p.m. (Vancouver time) on a day which is a business day, then such delivery or facsimile transmission shall be deemed to have been made on the next following day that is a business day.

(9)	Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Article 14.12.

FORM OF PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
THOMPSON CREEK METALS COMPANY INC.
FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2014
The undersigned shareholder(s) of THOMPSON CREEK METALS COMPANY INC. (the "Company") hereby appoint(s) Timothy J. Haddon, the Chairman of the Company, or in lieu of the foregoing, Jacques Perron, Chief Executive Officer of the Company, and Wendy Cassity, Vice President, General Counsel and Secretary of the Company, or in lieu of the foregoing,                                     , to attend and vote on behalf of the undersigned at the Annual and Special Meeting of Shareholders of the Company to be held on Tuesday, May 13, 2014 at 10:00 a.m. (Mountain Time) and at any adjournment thereof as follows in accordance with their discretion upon any other matter properly presented.
This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of Directors named below or their substitutes as designated by the Board of Directors (proposal 1) and FOR proposals 2, 3, 4, 5 and 6. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.
(1) Election of Directors:

	For	Withheld		For	Withheld
1 Denis C. Arsenault	☐	☐	4 James P. Geyer	☐	☐
2 Carol T. Banducci	☐	☐	5 Timothy J. Haddon	☐	☐
3 James L. Freer	☐	☐	6 Jacques Perron	☐	☐
Our Board recommends that you vote FOR each of the nominees for election to the Board.

(2) Approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Long-Term Incentive Plan:			(4) Appoint KPMG LLP as the Company's independent registered public accounting firm for the ensuing year and authorize our Board of Directors to fix its remuneration:
For	Against	Abstain	For	Withheld
☐	☐	☐	☐	☐
Our Board recommends that you vote FOR the approval of this plan.			Our Board recommends that you vote FOR the appointment of KPMG LLP.

(3) Approve the Amended and Restated Thompson Creek Metals Company Inc. 2010 Employee Stock Purchase Plan:			(5) Advisory vote to approve the compensation of the Company’s named executive officers:
For	Against	Abstain	For	Against	Abstain
☐	☐	☐	☐	☐	☐
Our Board recommends that you vote FOR the approval of this plan.			Our Board recommends that you vote FOR the approval the compensation of our named executive officers.

(6) Approve the amendment to the Company's Articles of Continuance to incorporate an advance notice provision with respect to the nomination of directors:
			For	Against	Abstain
			☐	☐	☐
Our Board recommends that you vote FOR this amendment.
If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.
To be valid, this proxy must be received by the Company’s transfer agent, TMX Equity Transfer Services, 200 University Avenue, Suite 300, Toronto, ON M5H 4H1, not later than 48 hours, excluding Saturdays, Sundays and holidays, prior to the annual meeting or any adjournment thereof. Late proxies may be accepted or rejected by the Chairman of the meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 13, 2014: This proxy statement and our 2013 annual report are available on our website at www.thompsoncreekmetals.com under "Investors—Regulatory Filings—2014 Annual Meeting Materials."
This proxy revokes and supersedes all proxies of earlier date.
DATED this                                    day of                                    , 2014.

Signature of Shareholder
Name of Shareholder (Please Print)

NOTES:

1.THIS PROXY IS SOLICTED BY THE BOARD OF DIRECTORS OF THE COMPANY.
2.    The shares represented by this proxy will be voted.  Where a choice is specified, the proxy will be voted as directed. Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy. The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying the proxy or such other matters which may properly come before the meeting.

3.    Each shareholder has the right to appoint a person other than the management designees specified above to represent them at the meeting.  Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Company.

4.    Each shareholder must sign this proxy. Please date the proxy. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

5.    If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the shareholders of the Company.

6.    If the shareholder appoints any of the persons designated above, including persons other than management designees, as proxy to attend and act at the said meeting:

(a)     the shares represented by the proxy will be voted in accordance with the instructions of the shareholder on any ballot that may be called for;

(b)     where the shareholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c)     IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.